This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but is not complete and may be changed. This preliminary prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
Registration No. 333-217093

SUBJECT TO COMPLETION, DATED NOVEMBER 8, 2018

PRELIMINARY PROSPECTUS SUPPLEMENT
(To prospectus dated October 23, 2018)

WhiteHorse Finance, Inc.

$

    % Notes due 2025

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. H.I.G. WhiteHorse Advisers, LLC serves as our investment adviser. H.I.G. WhiteHorse Administration, LLC serves as our administrator. These entities are affiliates of H.I.G. Capital, L.L.C., an alternative asset manager founded in 1993 and focused on the lower middle market. H.I.G. Capital, L.L.C. had approximately $21 billion of capital under management as of September 30, 2018 (based on the regulatory assets under management as reported on Form ADV).

Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on the London Interbank Offered Rate, and have a term of three to six years. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We are offering for sale $     in aggregate principal amount of     % notes due 2025, which we refer to as the Notes. The Notes will mature on           , 2025. We will pay interest on the Notes on February 28, May 31, August 31 and November 30 of each year, beginning on February 28, 2019. We may redeem the Notes in whole or in part at any time or from time to time on or after     , 2021, at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering — Optional Redemption” in this prospectus. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank equally in right of payment with existing and future unsecured, unsubordinated indebtedness issued by WhiteHorse Finance, Inc.

We intend to apply to list the Notes on The NASDAQ Global Select Market, and, subject to official notice of issuance, we expect trading in the Notes on the NASDAQ Global Select Market to begin within 30 days of the original issue date, under the symbol “WHFBZ”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes.

Investing in our securities, including the Notes, involves a high degree of risk, including credit risk and the risk of use of leverage. Before buying any of our Notes, you should read the discussion of the risks of investing in us, including the risk of leverage, that are described in the “Supplementary Risk Factors” section beginning on page S-13 of this prospectus supplement and the “Risk Factors” section beginning on page 13 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Notes. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. This information will also be available, free of charge, by contacting us at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 381-6999. This contact information may also be used to make stockholder inquiries. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission or other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$	%
Underwriting discount and commission	$	%
Proceeds, before expenses, to us(1)	$	%

(1)	We estimate that we will incur approximately $ (or $ per Note) in expenses in connection with this offering, including the fees and expenses incident to securing any required review by the Financial Industry Regulatory Authority, Inc. See “Underwriting” for additional information.

Ladenburg Thalmann & Co. Inc., or Ladenburg, as representative of the underwriters, may also exercise an option to purchase up to an additional $     aggregate principal amount of Notes from us at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus supplement to cover over-allotments, if any. If the underwriters exercise this option in full, the total underwriting discount will be $     , and total proceeds, before expenses, will be $     .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about November   , 2018.

Joint Book-Running Managers

Ladenburg Thalmann	BB&T Capital Markets	Janney Montgomery Scott

Lead Managers

B. Riley FBR	Incapital	Oppenheimer & Co.

The date of this prospectus supplement is November           , 2018.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front of this prospectus supplement or the accompanying prospectus, as applicable. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus supplement and the accompanying prospectus during the offering period to reflect material changes to the disclosure in this prospectus supplement and the accompanying prospectus.

This document in is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading “Additional Information” before investing in the Notes.

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any other accompanying supplements. You should read carefully the more detailed information set forth under “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus.

Except where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and “WhiteHorse Finance” refer (unless the context otherwise requires) to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiaries, WhiteHorse Credit (as defined below), WhiteHorse California (as defined below) and WhiteHorse Finance Warehouse, LLC;
•	“H.I.G. Capital” refers (unless the context otherwise requires), collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers (as defined below), WhiteHorse Administration (as defined below) and their respective affiliates;
•	“WhiteHorse Credit” refers to WhiteHorse Finance Credit I, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;
•	WhiteHorse California” refers to WhiteHorse Finance (CA), LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Credit;
•	“WhiteHorse Advisers” and the “Investment Adviser” refer to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“WhiteHorse Administration” and the “Administrator” refer to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“Private Notes” refer to the $30 million senior unsecured notes privately issued on August 7, 2018 to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended; and
•	“Credit Facility” refers to the $200 million secured revolving credit facility between WhiteHorse Credit, as borrower, and the “Lender”, which refers, collectively, to JPMorgan Chase Bank, N.A., together with any additional lenders that have or may join the Credit Facility in the future.

WhiteHorse Finance

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

We are a direct lender targeting debt investments in privately held, lower middle market companies located in the United States. We define the lower middle market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three to six years. While we focus principally on originating senior secured loans to lower middle market companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of September 30, 2018, our investment portfolio consisted primarily of senior secured loans across 49 positions in 36 companies with an aggregate fair value of approximately $509.6 million. As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of approximately $440.7 million. At these dates, the majority of our portfolio comprised senior secured loans to lower middle market borrowers.

Organizational Structure

The following shows an organizational chart reflecting our relationship with our Investment Adviser and Administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus supplement:

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to lower middle market companies, including first lien and second lien investments. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the lower middle market credit market create attractive investment opportunities for the origination of primary loans for the following reasons:

Specialized Lending Requirements.  In our experience, lending to lower middle market companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Lower middle market companies typically have fewer management resources to dedicate to the borrowing process, and often receive little or no assistance from financial advisors. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served lower middle market borrowers.

Decrease in Commercial Bank Lending Activity.  In recent years, regulatory changes and ongoing consolidation of smaller commercial banks have curtailed U.S. bank lending capacity. In response, we believe that many remaining commercial banks have deemphasized their service and product offerings to lower middle market companies in favor of lending to larger customers. We believe that the relative decline in the number of commercial banks and a shift in emphasis by remaining banks has driven a higher volume of lower middle market deal flow to us.

Lower Middle Market Environment.  We believe that as the economic recovery continues following the credit crisis, there has been increased competition for lower middle market investments due to new hedge funds and non-bank lenders that have entered the market and due to improving financial performance of lower middle market companies. However, we believe that our strong lower middle market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Significant Demand for Credit.  We believe that demand for debt financing from lower middle market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the strong demand by lower middle market companies should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the lower middle market credit market which allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, lower middle market borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in lower middle market companies often enhance protections and reduce or eliminate inter-creditor issues. In addition, lower middle market lenders face less competition than lenders to larger companies. As a result, lower middle market lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us and enable us to generate attractive risk-adjusted returns.

Competitive Strengths

Leading Lower Middle Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the lower middle market. With more than 20 years of investment experience focused primarily on lower middle market companies, H.I.G. Capital believes it has a specialized knowledge of the lower middle market and expertise in evaluating the issues and opportunities facing lower middle market companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to our Investment Advisor and to provide access to senior investment personnel to enable our Investment Adviser to perform its obligations under our Investment Advisory Agreement. The Staffing Agreement allows our Investment Adviser to utilize the resources and expertise of H.I.G. Capital’s more than 650 employees in 19 offices across the United States, Europe and South America as of September 30, 2018. As of such date, H.I.G. Capital had approximately 375 experienced investment professionals, including approximately 125 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Extensive Deal Sourcing Infrastructure.  Given the inefficiencies of the lower middle market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. For more than 20 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the lower middle market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s investment professionals is involved in deal sourcing, and our in-house business development group of approximately 25 dedicated deal sourcing professionals as of September 30, 2018 further enhanced our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  As of September 30, 2018, H.I.G. Capital’s credit platform managed over $12 billion of assets across multiple investment funds supported by its dedicated credit investment professionals. These investment professionals bring a depth of experience and skills across a broad range of transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investments. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations helps to protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the lower middle market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of September 30, 2018.

Investment Strategy

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based lower middle market companies. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment.

While we focus principally on originating senior secured loans to lower middle market companies that we believe have attractive risk adjusted returns, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We may also invest in assets consistent with our investment strategy indirectly through the acquisitions of interests in other investment companies. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	enterprise value of between $50 million and $350 million;
•	organized in the United States;
•	experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships.

None of these investment policies is fundamental, and they may be changed without stockholder approval.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies. See “Risk Factors — Risks Relating to our Business and Structure — The constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective” and “Regulation — Qualifying Assets” in the accompanying prospectus.

Recent Developments

Reduction in Asset Coverage Ratio.  In March 2018, the Small Business Credit Availability Act, or the SBCAA, was enacted into law. The SBCAA amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. On August 1, 2018, our stockholders approved the reduced asset coverage requirement as previously discussed. As a result, our asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018.

Redemption of Senior Notes.  On July 10, 2018, we notified American Stock Transfer & Trust Company, LLC, the trustee for our 6.50% Senior Notes due 2020, or the Senior Notes, of our election to redeem the $30 million aggregate principal amount of the Senior Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the Senior Notes in accordance with the terms of the indenture agreement under which the Senior Notes are issued. The redemption was completed on August 9, 2018, and the Senior Notes were delisted from the NASDAQ Global Select Market.

Issuance of Private Notes.   On July 13, 2018, we entered into an agreement governing the issuance of $30 million aggregate principal amount of the Private Notes to qualified institutional investors in a private placement offered in reliance on Section 4(a)(2) of the Securities Act. The Private Notes have a fixed interest rate of 6.00% and are due on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by us or our affiliates in accordance with the terms of the Private Notes. Interest on the Private Notes will be due semiannually, and the interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Notes cease to have an investment grade rating. In addition, we are obligated to offer to repay the Private Notes at par if certain change in control events occur. The Private Notes are general unsecured obligations that rank pari passu with all of our outstanding and future unsecured unsubordinated indebtedness issued by us. The closing of the transaction occurred on August 7, 2018. We used the net proceeds from this offering, together with cash on hand, to redeem all of our Senior Notes, as discussed above.

Waiver of Management Fees on Cash.  WhiteHorse Advisers has agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement (defined below) for the fiscal quarters ended September 30, 2018, December 31, 2018 and March 31, 2019; and for the fiscal quarter ended June 30, 2019 only to the extent that the determination of base management fees would otherwise include March 31, 2019 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets.

Reduction in Management Fees on Assets Using Leverage Over 200% Asset Coverage.  On November 1, 2018, at an in-person meeting, our board of directors approved an amended and restated investment advisory agreement, or the Investment Advisory Agreement. The Investment Advisory Agreement was amended and restated to reduce the base management fee on assets financed using leverage over 200% asset coverage (over 1.0x debt to equity). Effective November 1, 2018, the base management fee is calculated at an annual rate of 2.0% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds); provided, however, the base management fee shall be calculated at an annual rate of 1.25% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds), that exceeds the product of (i) 200% and (ii) the value of our total net assets, at the end of the two most recently completed calendar quarters.

Potential Joint Venture.  We are exploring the formation of a joint venture with an experienced institutional investor to invest in senior secured credit assets consistent with our overall investment strategy. There is no assurance that we will ultimately form such a joint venture, which remains in an early stage of development.

Supplementary Risk Factors

Investing in us involves a high degree of risk and you could lose all or part of your investment. We refer to certain of these risks below.

•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The Indenture (as defined below) under which the Notes will be issued will contain limited protection for holders of the Notes.
•	An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.
•	If a rating agency assigns the Notes a non-investment grade rating or the Notes are not rated, the Notes may be subject to greater price volatility than similar securities without such a rating.
•	If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
•	We may not be able to invest the proceeds of this offering in portfolio companies in a timely manner.
•	The trading market or market value of the Notes or any other publicly issued debt securities may fluctuate.
•	We may choose to redeem the Notes when prevailing interest rates are relatively low.
•	A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.
•	Foreign Account Tax Compliance Act provisions of the Code may apply to payments to certain foreign entities.

See “Supplementary Risk Factors” beginning on page S-13 of this prospectus supplement and “Risk Factors” beginning on page 13 of the accompanying prospectus for more information on these and other risks you should carefully consider before deciding to invest in our securities.

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 381-6999. Our corporate website is located at www.whitehorsefinance.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The SEC maintains an internet website, www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes later in the accompanying prospectus under the heading “Description of Our Notes” in this prospectus supplement and “Description of our Debt Securities” in the accompanying prospectus before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture that will govern the Notes (as amended from time to time, the “Indenture”).

Issuer
WhiteHorse Finance, Inc.
Title of the securities
% Notes due 2025
Initial aggregate principal amount being offered
$ .
Over-allotment option
The underwriters may also purchase from us up to an additional $ aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.
Initial public offering price
% of the aggregate principal amount.
Principal payable at maturity
% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, Registrar and Transfer Agent for the Notes or at such other office designed by the Trustee, Paying Agent, Registrar and Transfer Agent.
Use of proceeds
We expect to use all or substantially all of the net proceeds from the sale of our Notes to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured debt investments in lower middle market companies. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds from the sale of our Notes. We may also use a portion of the net proceeds from the sale of our Notes to repay amounts outstanding under our Credit Facility. As of September 30, 2018, we had $168.5 million outstanding under our Credit Facility. See “Use of Proceeds.”
Type of Note
Fixed rate note
Listing
We intend to apply to list the Notes on The NASDAQ Global Select Market, subject to official notice of issuance, within 30 days of the original issue date under the symbol “WHFBZ”.
Private rating of the Notes
A- from Egan-Jones Rating Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the Notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is paid for by the issuer and is not a recommendation to buy, sell or hold securities and maybe subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. See “Risk Factors — A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.”
Interest rate
% per year.
Day count basis
360-day year of twelve 30-day months.
Original issue date
November , 2018
Stated maturity date
, 2025
Date interest starts accruing
November , 2018
Interest payment dates
February 28, May 31, August 31 and November 30, commencing February 28, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including November , 2018 to, but excluding February 28, 2019, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
February 15, May 15, August 15 and November 15, beginning February 15, 2019; if a record date for interest is a non-business day, then that record date will be the next business day.
Specified currency
U.S. Dollars
Place of payment
The City of New York
Ranking of Notes
The Notes will be our direct senior unsecured obligations and will rank:

•

equally in right of payment with our other outstanding and future senior unsecured, unsubordinated indebtedness, including the $30 million aggregate principal amount of our Private Notes (as described under “Description of Our Notes — Ranking of Notes”);

• senior to any of our future indebtedness that expressly states it is subordinated to the Notes (as described under “Description of Our Notes — Ranking of Notes”);

•

effectively rank behind all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant security) in right of payment, to the extent of the value of the assets securing such indebtedness, including $168.5 million outstanding under our Credit Facility as of September 30, 2018 (as described under “Description of Our Notes — Ranking of Notes”); and

•

structurally subordinated to any existing and future indebtedness of any of our subsidiaries, financing vehicles, or similar entities (as described under “Description of Our Notes — Ranking of Notes”).

Denominations
We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after , 2021, upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act and the related rules, regulations and interpretations, to the extent applicable
If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption interest will cease to accrue on the Notes called for redemption.
Sinking fund
The Notes will not be subject to any sinking fund.
Repayment at option of Holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us, which means that, subject to the satisfaction of certain conditions, including depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates, we can legally release ourselves from all payment and other obligations on the Notes.

Covenant defeasance
The Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates, we will be released from some of the restrictive covenants in the Indenture.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent
American Stock Transfer & Trust Company, LLC
Certain Covenants
The Notes will be issued under a base indenture, dated as of , 2018, as modified by a supplemental indenture, or the Indenture, between us and American Stock Transfer & Trust Company, LLC, as Trustee. The terms of the Notes and Indenture will restrict us as follows:

•

For as long as the Notes remain outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A), as modified by Section 61(a)(1), of the 1940 Act, each as in effect from time to time, or any successor provisions but giving effect to any exemptive relief granted to the Company by the SEC; and

•

If at any time we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee for as long as the Notes remain outstanding (1) our audited annual consolidated financial statements within 90 days of the end of our fiscal year and (2) our unaudited interim consolidated financial statements within 45 days of the end of each fiscal quarter (other than our fourth fiscal quarter). All such financial statements will be prepared in all material aspects in accordance with applicable U.S. generally accepted accounting principles, or GAAP.

Events of Default
As described under “Description of Our Notes — Events of Default,” Events of Default with respect to the Notes include the following:
• We do not pay the principal of, or any premium on, the Notes on the due date.
• We do not pay interest on the Notes within 30 days of the due date, and such failure to pay is not cured within five days.

•

We remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach. This notice must be sent by either the Trustee or holders of at least 25% of the principal amount of Notes.

Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System. Any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	our ability to consummate new investments and the impact of such investments;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the ability of our investment adviser to locate suitable investments for us and to monitor our investments;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Supplementary Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus, and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement and on the date of the accompanying prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus supplement and the accompanying prospectus may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act.

SUPPLEMENTARY RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below and in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price value of our Notes could decline, and you may lose all or part of your investment.

Risks Relating to this Offering

The Notes will be unsecured and therefore effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will mature on           , 2025 and will bear interest at an annual rate of     %. The Notes will not be secured by any of our assets or any of the assets of our subsidiaries and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness. As a result, the Notes will be effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness, and the secured indebtedness of our subsidiaries, may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes will be obligations exclusively of WhiteHorse Finance, Inc. and not of any of our subsidiaries. None of our subsidiaries will be or will act as a guarantor of the Notes, and the Notes will not be required to be guaranteed by any subsidiaries we may acquire or establish in the future.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The Indenture under which the Notes are issued will contain limited protection for holders of the Notes.

The Indenture will offer limited protection to holders of the Notes. The terms of the Indenture and the Notes will not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of the asset coverage requirement under Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the Indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the Indenture and the Notes will not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they will not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.

The Notes will be new issue of debt securities for which currently there is no trading market. Although we intend to apply to list the Notes on The NASDAQ Global Select Market, subject to official notice of issuance, we cannot provide any assurances that the Notes will be approved for listing or that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If a rating agency assigns the Notes a non-investment grade rating or the Notes are not rated, the Notes may be subject to greater price volatility than similar securities without such a rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

If a rating agency assigns the Notes a non-investment grade rating, the Notes may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal. The underwriters may discontinue any market-making in the Notes at any time in their sole discretion.

Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility, the Private Notes or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes, and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility, the Private Notes or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the agreements relating to the Credit Facility, the Private Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility, the Private Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility and the Private Notes have, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future indebtedness is accelerated, we may be unable to repay or finance the amounts due.

We may not be able to invest the proceeds of this offering in portfolio companies in a timely manner.

We estimate that it will take up to six months for us to invest a portion of the net proceeds of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. If we are unable to invest the proceeds of this offering in portfolio companies pursuant to our proposed timetable, which may have an adverse impact on our performance and results of operations, including our ability to pay dividends to our stockholders.

The trading market or market value of the Notes or any other publicly issued debt securities may fluctuate.

Our publicly issued debt securities, including the Notes, do not currently have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities, including the Notes, will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities, including the Notes. These factors include the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies, if any;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of our debt securities, including the Notes, or the trading market for these debt securities.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after           , 2021, we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches, or you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

The Notes have received a private rating of A- from Egan-Jones Rating Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under the Foreign Account Tax Compliance Act provisions of the Code, or FATCA. This tax may apply to certain payments of interest as well as (beginning on January 1, 2019) payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Holders should consult their tax advisors regarding FATCA and how it may affect an investment in the Notes.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $     million aggregate principal amount of the Notes in this offering will be approximately $     million (or approximately $      million if the underwriters fully exercise their option to purchase additional Notes), in each case based on a public offering price of 100% of par, after deducting the underwriting discounts and commissions of $    million (or approximately $     million if the underwriters fully exercise their option to purchase additional Notes) and estimated offering expenses of approximately $     million (or $     per Note) payable by us.

We expect to use all or substantially all of the net proceeds from the sale of our Notes to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured debt investments in lower middle market companies. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds from the sale of our Notes. We may also use a portion of the net proceeds from the sale of our Notes to repay amounts outstanding under our Credit Facility. As of September 30, 2018, we had $168.5 million outstanding under our Credit Facility. Our Credit Facility bears interest at LIBOR plus 2.75% on outstanding borrowings and will mature on December 29, 2021.

We anticipate that we will use substantially all of the net proceeds of the sale of our Notes for the above purposes within approximately six months after the completion of the offering described in this prospectus supplement, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we intend to invest the net proceeds of the offering of our Notes in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the related financial statements and notes thereto. Financial information as of September 30, 2018 and 2017 and for the nine months then ended was derived from our unaudited financial statements. Financial information as of December 31, 2017, 2016, 2015, 2014 and 2013 and for the years then ended has been derived from our consolidated financial statements that were audited by Crowe LLP, an independent registered public accounting firm.

	As of and for the nine months ended September 30,		As of and for the years ended December 31,
	2018 (Unaudited)	2017 (Unaudited)	2017	2016	2015	2014	2013
	(Dollars in thousands, except per share data)
Statement of Operations data:
Total investment income	$46,577	$40,884	$54,804	$53,849	$47,074	$37,546	$37,617
Base management fees, net of fees waived	7,698	7,133	9,508	8,990	8,560	7,110	4,811
Performance-based incentive fees	10,900	4,852	6,553	6,755	4,323	3,387	4,800
All other expenses	11,017	9,491	12,531	11,093	13,436	10,048	8,696
Net investment income	16,962	19,408	26,212	27,011	20,755	17,001	19,310
Net realized gains (losses) on investments	90	156	108	(478)	(379)	(64)	—
Net change in unrealized appreciation (depreciation) on investments	35,317	6,396	8,128	4,796	(23,204)	2,607	(280)
Net increase (decrease) in net assets resulting from operations	52,369	25,960	34,448	31,329	(2,828)	19,544	19,030
Per share data:
NAV	15.46	13.92	13.98	13.63	13.33	15.04	15.16
Net investment income	0.83	1.02	1.36	1.48	1.36	1.13	1.29
Net realized gains (losses) on investments	0.00	0.01	0.01	(0.02)	(0.02)	—	—
Net change in unrealized appreciation (depreciation) on investments	1.72	0.33	0.40	0.26	(1.45)	0.17	(0.02)
Net increase (decrease) in net assets resulting from operations	2.55	1.36	1.77	1.72	(0.18)	1.30	1.27
Per share distributions declared	1.07	1.07	1.42	1.42	1.42	1.42	1.42
Dollar amount of distributions declared	21,874	20,285	27,573	25,992	22,455	21,276	21,257
Balance Sheet data at period end:
Investments, at fair value	509,620	435,323	440,680	411,714	415,343	403,500	272,439
Cash and cash equivalents	11,481	37,103	35,219	17,036	22,769	11,647	92,905
Restricted cash and cash equivalents	15,116	4,808	3,717	11,858	—	4,495	3,078
Other assets	5,626	6,136	5,915	5,626	3,599	7,200	5,731
Total assets	541,843	483,370	485,531	446,234	441,711	426,842	374,153
Total liabilities	224,189	197,822	198,579	196,845	197,659	201,484	147,151
Total net assets	317,654	285,548	286,952	249,389	244,052	225,358	227,002
Other data:
Weighted average effective yield on income producing investments(1)	11.9%	11.9%	11.9%	11.8%	11.8%	11.3%	11.8%
Weighted average effective yield on total portfolio, including equities(1)	11.3%	11.4%	11.4%	11.1%	11.0%	10.9%	11.8%
Number of portfolio investments at period end	49	38	43	37	35	37	21

(1)	Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

The following tables set forth, for the periods indicated, certain consolidated quarterly financial information (dollars in thousands, except per share amounts). This information is derived from our unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2018
	Q3	Q2	Q1
Total investment income	$15,318	$14,654	$16,605
Net investment income	3,777	4,607	8,578
Net realized and unrealized gains on investments	15,685	14,447	5,275
Net increase in net assets resulting from operations	19,462	19,054	13,853

	2017
	Q4	Q3	Q2	Q1
Total investment income	$13,920	$13,024	$14,285	$13,575
Net investment income	6,804	5,950	6,936	6,522
Net realized and unrealized gains on investments	1,684	3,106	339	3,107
Net increase in net assets resulting from operations	8,488	9,056	7,275	9,629

	2016
	Q4	Q3	Q2	Q1
Total investment income	$13,359	$14,030	$13,050	$13,410
Net investment income	6,555	7,268	6,426	6,762
Net realized and unrealized gains (losses) on investments	2,519	1,326	1,703	(1,230)
Net increase in net assets resulting from operations	9,074	8,594	8,129	5,532

	2015
	Q4	Q3	Q2	Q1
Total investment income	$11,934	$11,707	$12,162	$11,271
Net investment income	3,873 (1)	5,662	5,886	5,334
Net realized and unrealized losses on investments	(18,652)	(4,234)	(136)	(561)
Net (decrease) increase in net assets resulting from operations	(14,779)	1,428	5,750	4,773

	2014
	Q4	Q3	Q2	Q1
Total investment income	$11,013	$9,265	$9,018	$8,250
Net investment income	4,976	4,043	3,992	3,990
Net realized and unrealized (losses) gains on investments	(1,380)	519	1,024	2,380
Net increase in net assets resulting from operations	3,594	4,563	5,017	6,370

	2013
	Q4	Q3	Q2	Q1
Total investment income	$8,615	$11,122	$9,498	$8,382
Net investment income	4,169	6,282	4,850	4,009
Net realized and unrealized gains (losses) on investments	2,166	(262)	(1,683)	(501)
Net increase in net assets resulting from operations	6,335	6,020	3,167	3,508

(1)	Includes $3.2 million of accelerated amortization of debt acquisition costs related to the refinancing of our revolving credit facility on December 23, 2015.

CAPITALIZATION

The following table sets forth, as of September 30, 2018:

•	the actual consolidated capitalization of WhiteHorse Finance;
•	the capitalization of WhiteHorse Finance, as adjusted to give effect to the sale of $ aggregate principal of our Notes in this offering (assuming no exercise of the overallotment option), excluding accrued interest, after deducting the underwriting discounts and commissions of approximately $ million payable by us and estimated offering expenses of approximately $ million payable by us.

This as-adjusted information is illustrative only; our capitalization following the completion of this offering is subject to further adjustments. You should read this table together with “Use of Proceeds” for more information. You should also read this table with our consolidated financial statements and related notes thereto, in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for more information.

	As of September 30, 2018 (unaudited)
	Actual	As Adjusted(1)
	(dollars in thousands)
Assets:
Investments, at fair value	$509,620	$
Cash and cash equivalents	11,481
Restricted cash and cash equivalents	15,116
Other assets	5,626
Total assets	$541,843	$
Liabilities:
Debt:
Credit Facility	168,500
Private notes	30,000
Notes offered herein	—
Other liabilities(2)	25,689
Total liabilities	$224,189	$
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 20,546,032 shares issued and outstanding as of September 30, 2018	$21	$
Paid-in capital in excess of par	302,498
Accumulated overdistributed net investment income	(11,696)
Accumulated realized losses on investments	(644)
Accumulated unrealized depreciation on investments	27,475
Total net assets	$317,654	$

(1)	Does not include the use of net proceeds to repay any of the outstanding indebtedness under the Credit Facility or the exercise of the underwriters’ overallotment option, if any, in connection with this offering.
(2)	Includes deferred debt issuance costs of $2.8 million.

SENIOR SECURITIES
(In Thousands)

Information about our senior securities is shown in the following tables as of December 31, 2017, 2016, 2015, 2014, 2013 and 2012 and as of September 30, 2018. The report of our independent registered public accounting firm, Crowe LLP, on the senior securities table as of December 31, 2017, 2016, 2015, 2014, 2013 and 2012, is attached as an exhibit to the registration statement of which this prospectus supplement is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility(5)
Fiscal 2018 (as of September 30, 2018, unaudited)	$168,500	$2,623	$—		N/A
Fiscal 2017	155,000	2,576	—		N/A
Fiscal 2016	155,000	2,368	—		N/A
Fiscal 2015	102,000	2,305	—		N/A
Fiscal 2014	105,500	2,183	—		N/A
Fiscal 2013	25,000	3,064	—		N/A
Fiscal 2012	51,250	2,622	—		N/A
Senior Notes(6)
Fiscal 2018 (as of September 30, 2018, unaudited)	$—	$—	$—	$	N/A
Fiscal 2017	30,000	2,576	—		1,026
Fiscal 2016	30,000	2,368	—		1,005
Fiscal 2015	30,000	2,305	—		1,010
Fiscal 2014	30,000	2,183	—		1,006
Fiscal 2013	30,000	3,064	—		982
Private Notes
Fiscal 2018 (as of September 30, 2018, unaudited)	$30,000	$2,623	$—		N/A
Unsecured Term Loan(7)
Fiscal 2015	$55,000	$2,305	$—		N/A
Fiscal 2014	55,000	2,183	—		N/A
Fiscal 2013	55,000	3,064	—		N/A
Fiscal 2012	90,000	2,622	—		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in thousands), exclusive of debt issuance costs.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit (including for the Senior Notes, which were issued in $25 increments).
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, except for with respect to the Senior Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for the Senior Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.
(5)	On September 27, 2012, WhiteHorse Warehouse entered into the Natixis Credit Facility. On December

23, 2015, WhiteHorse Credit entered into the Credit Facility, and we drew $102.0 million on the Credit Facility and used the proceeds to repay the Natixis Credit Facility in full.
(6)	On August 9, 2018, we redeemed 100% of the $30 million aggregate principal amount of the Senior Notes outstanding and delisted the Senior Notes from The NASDAQ Global Select Market.
(7)	On June 30, 2016, we repaid in full the outstanding balance of $55.0 million due under the Unsecured Term Loan.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. The discussion and analysis contained in this section refers to the financial condition, results of operations and cash flows of WhiteHorse Finance, Inc. Please see “Supplementary Risk Factors,” “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Supplementary Risk Factors,” “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with approximately $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., or Loan Fund II, each of which is an affiliate of H.I.G. Capital, L.L.C., or H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance, LLC. On December 4, 2012, we converted from a Delaware limited liability company into a Delaware corporation and elected to be treated as a business development company under the 1940 Act.

On December 4, 2012, we priced our initial public offering, or the IPO, selling 6,666,667 shares. Concurrent with the IPO, certain of our directors and officers, the managers of H.I.G. WhiteHorse Advisers, LLC, or WhiteHorse Advisers, and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement exempt from registration under the Securities Act. Our shares are listed on the NASDAQ Global Select Market under the symbol “WHF.”

On November 20, 2015, we completed a non-transferable subscription rights offering, or the Rights Offering, to our stockholders of record as of October 23, 2015. The rights entitled record stockholders to subscribe for up to an aggregate of 3,321,033 shares of our common stock at a price equal to $13.55 per share, the closing price of the Company’s stock as of October 16, 2015. Record stockholders received one right for each share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every 4.511505 rights held, and record stockholders who fully exercised their rights were entitled to subscribe, subject to certain limitations and allotment, for additional shares that remained unsubscribed as a result of any unexercised rights. The Rights Offering was fully subscribed, and net proceeds, after payment of the dealer manager fees and other offering expenses, was approximately $44.0 million.

On June 30, 2017, we completed an offering of 2,200,000 shares of our common stock at a public offering price of $13.97 per share. WhiteHorse Advisers agreed to bear a portion of the underwriting discounts and commissions in connection with the offering, such that the issuance of shares resulted in net proceeds to us of approximately $30.3 million, which was at or above our net asset value, or NAV, per share at the time of the offering.

Historically, the 1940 Act has permitted us to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the Small Business Credit Availability Act, or the SBCAA, was enacted into law. The SBCAA, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. At our annual meeting of stockholders held on August 1, 2018, our stockholders approved the reduced asset coverage ratio from 200% to 150%, such that our maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). As a result, our asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018.

We are a direct lender targeting debt investments in privately held, lower middle market companies located in the United States. We define the lower middle market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, plus a spread and typically have a term of three to six years. While we focus principally on originating senior secured loans to lower middle market companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the lower middle market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

Our investment activities are managed by WhiteHorse Advisers and are supervised by our board of directors, a majority of whom are independent of us, WhiteHorse Advisers and its affiliates. Under our investment advisory agreement with WhiteHorse Advisers, or the Investment Advisory Agreement, we have agreed to pay WhiteHorse Advisers an annual base management fee based on our average consolidated gross assets as well as an incentive fee based on our investment performance. We have also entered into an administration agreement, or the Administration Agreement, with H.I.G. WhiteHorse Administration, LLC, or WhiteHorse Administration. Under our Administration Agreement, we have agreed to reimburse WhiteHorse Administration for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement.

Revenues

We generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured loans or mezzanine loans, typically have terms of three to six years and bear interest at a fixed or floating rate based on a spread over LIBOR. Interest on debt securities is generally payable monthly or quarterly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we may also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as fee income when earned. Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Expenses

Our primary operating expenses include (1) investment advisory fees to WhiteHorse Advisers; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt; and (4) other operating costs as detailed below. Our investment advisory fees compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments.

We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	the base management fee and any incentive fee;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	the costs of all future offerings of common shares and other securities, and other incurrences of debt;
•	transfer agent and custody fees and expenses;
•	distributions on our shares;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent directors’ fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts, including deal sourcing and marketing to financial sponsors;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief financial officer and chief compliance officer along with their respective staffs.

WhiteHorse Advisers or WhiteHorse Administration may pay for certain expenses that we incur, which are subject to reimbursement by us.

Recent Developments

WhiteHorse Advisers has agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended September 30, 2018, December 31, 2018 and March 31, 2019; and for the fiscal quarter ended June 30, 2019 only to the extent that the determination of base management fees would otherwise include March 31, 2019 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets.

On November 1, 2018, at an in-person meeting, our board of directors approved an amended and restated Investment Advisory Agreement. The Investment Advisory Agreement was amended and restated to reduce the base management fee on assets financed using leverage over 200% asset coverage (over 1.0x debt to equity). Effective November 1, 2018, the base management fee is calculated at an annual rate of 2.0% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds); provided, however, the base management fee shall be calculated at an annual rate of 1.25% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds), that exceeds the product of (i) 200% and (ii) the value of our total net assets, at the end of the two most recently completed calendar quarters.

We are exploring the formation of a joint venture with an experienced institutional investor to invest in senior secured credit assets consistent with our overall investment strategy. There is no assurance that we will ultimately form such a joint venture, which remains in an early stage of development.

Consolidated Results of Operations

The consolidated results of operations described below may not be indicative of the results we report in future periods. Net investment income and net increase in net assets can vary substantially from period to period due to various reasons, including the level of new investments and the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net increases in net assets resulting from operations may not be meaningful.

Investment Income

Investment income for the three and nine months ended September 30, 2018 totaled $15.3 million and $46.6 million, respectively, and was primarily attributable to interest, dividends and fees earned from investments in portfolio companies. This compares to investment income for the three and nine months ended September 30, 2017 of $13.0 million and $40.9 million, respectively. Investment income increased primarily as a result of an increase in fee income resulting from prepayments, as well as an increase in interest income due to an increase in the average balance of income-earning investments and higher average interest rates. Included in investment income for the three and nine months ended September 30, 2018 is $0.7 million and $3.5 million, respectively, of non-recurring fee income. Non-recurring fee income for the three and nine months ended September 30, 2017 totaled $0.1 million and $1.6 million, respectively. We expect to generate some level of non-recurring fee income during most quarters from prepayments, amendments and other sources.

Operating Expenses

Expenses, net of fees waived, totaled $11.5 million and $29.6 million for the three and nine months ended September 30, 2018, respectively. This compares to expenses of $7.1 million and $21.5 million for the three and nine months ended September 30, 2017, respectively.

Interest expense totaled $3.3 million and $8.6 million for the three and nine months ended September 30, 2018, respectively. We incurred interest expense of $2.4 million and $7.4 million for the three and nine months ended September 30, 2017, respectively. The increase was due to higher interest rates resulting from an increase in LIBOR over the comparable period during the prior year and includes approximately $0.3 million of accelerated amortization of deferred financing costs relating to the refinancing of our Senior Notes in August 2018.

Base management fees, net of fees waived, totaled $2.6 million and $7.7 million for the three and nine months ended September 30, 2018, respectively, and $2.5 million and $7.1 million for the three and nine months ended September 30, 2017, respectively. The increase in base management fees was attributable to an increase in total gross assets as compared to the prior year period. In addition, WhiteHorse Advisers agreed to waive that portion of the base management fees payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory

Agreement for the fiscal quarters ended September 30, 2018, December 31, 2018 and March 31, 2019. For the three and nine months ended September 30, 2018, WhiteHorse Advisers waived approximately $0.1 million and $0.1 million, respectively, in base management fees. For the three and nine months ended September 30, 2017, there were no base management fees waived.

Performance-based incentive fees totaled $4.9 million and $10.9 million for the three and nine months ended September 30, 2018, respectively, and $1.5 million and $4.9 million for the three and nine months ended September 30, 2017, respectively. The increase in performance-based incentive fees was attributable to an increase in net investment income, as well as an additional $5.3 million accrual for the capital gains incentive fee component, which was driven by the increase in unrealized appreciation in Aretec Group, Inc.

Administrative service fees for the three and nine months ended September 30, 2018 totaled $0.2 million and $0.5 million, respectively. This compares to administrative service fees of $0.2 million and $0.5 million for the three and nine months ended September 30, 2017, respectively.

General and administrative expenses were $0.6 million and $1.8 million for the three and nine months ended September 30, 2018, respectively, and $0.5 million and $1.6 million during the three and nine months ended September 30, 2017, respectively.

Net Realized and Unrealized Gains (Losses) on Investments

For the three and nine months ended September 30, 2018, we incurred a net realized gain of approximately $17 thousand and $90 thousand, respectively. For the three and nine months ended September 30, 2017, we incurred a net realized gain of $0.1 million and a net realized gain of $0.2 million, respectively.

For the three and nine months ended September 30, 2018, we generated net unrealized appreciation of $15.7 million and $35.3 million, respectively. For the three and nine months ended September 30, 2017, we generated net unrealized appreciation of $3.0 million and $6.4 million, respectively. Unrealized appreciation and depreciation generally arise from credit-related adjustments and the reversal of unrealized depreciation or appreciation due to repayments or disposals. Net unrealized appreciation during the three months ended September 30, 2018 was primarily attributable to a fair value increase in our investment in Aretec Group, Inc. Net unrealized appreciation during the nine months ended September 30, 2018 related in part to fair value increases on our investments in Aretec Group, Inc. partially offset by fair value markdowns on our investments in Group HIMA San Pablo, Inc. and our term loan investment in AG Kings Holdings Inc.

Financial Condition, Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders. We generate cash primarily from offerings of securities, borrowings under the Credit Facility (as defined below), and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to fund a portion of our investments through future borrowings. In the future, we may obtain borrowings under other credit facilities and from issuances of senior securities to the extent permitted by the 1940 Act. In March 2018, the SBCAA was enacted into law, which, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. At our annual meeting of stockholders held on August 1, 2018, our stockholders approved the reduced asset coverage ratio from 200% to 150%, such that our maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). As a result, our asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018. See “— Overview.” We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders.

Our board of directors may decide to issue common stock, such as through at-the-market offerings, direct placements or otherwise, to finance our operations rather than issuing debt or other senior securities. Any decision to sell shares below the then-current net asset value per share of our common stock is subject to stockholder approval and a determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests. Any sale or other issuance of shares of our common stock at a price below net asset value per share results in immediate dilution to our stockholders’ interests in our common stock and a reduction in our net asset value per share. On June 30, 2017, we completed an offering of 2,200,000 shares of common stock at a public offering price of $13.97 per share, which resulted in net proceeds to us of approximately $30.3 million. Our investment adviser agreed to bear a portion of the underwriting discounts and commissions in connection with the offering of shares, such that the issuance of shares was at or above the net asset value per share at the time of the offering. If we were to issue additional shares of our common stock during the next 12 months, we do not intend to issue shares below the then-current net asset value per share.

Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Credit Facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee generally once a quarter after the payment of operating expenses and amounts due under the Credit Facility.

Our operating activities used cash and cash equivalents of $3.3 million during the nine months ended September 30, 2018, primarily from the net acquisition of investments. Our financing activities used cash and cash equivalents of $9.0 million during the nine months ended September 30, 2018, primarily from net repayments under our revolving credit facility and the payment of distributions to stockholders.

Our operating activities generated cash and cash equivalents of approximately $3.1 million during the nine months ended September 30, 2017, primarily from cash collected on our net investment income partially offset by net cash deployed for the acquisition of investments. Our financing activities generated cash and cash equivalents of $10.0 million during the nine months ended September 30, 2017, primarily from the issuance of common stock partially offset by the payment of distributions to stockholders.

As of September 30, 2018, we had cash and cash equivalent resources of $26.6 million, including $15.1 million of restricted cash. As of the same date, we had approximately $31.5 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit agreement.

As of December 31, 2017, we had cash and cash equivalent resources of $38.9 million, including $3.7 million of restricted cash. As of the same date, we had $45.0 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

Credit Facility

On December 23, 2015, our wholly owned subsidiary WhiteHorse Finance Credit I, LLC, or WhiteHorse Credit, entered into a $200 million revolving credit and security agreement, or the Credit Facility, with JPMorgan Chase Bank, National Association, or the Lender. On June 27, 2016, the Credit Facility was amended and restated to clarify certain terms. On June 29, 2017, the Credit Facility was again amended and restated to, among other things, (i) extend the maturity date to December 29, 2021, (ii) increase the amount contained within the accordion feature which allows for the expansion of the borrowing limit from $220 million to $235 million and (iii) reduce the interest rate spread applicable on outstanding borrowings to 2.75%. On May 15, 2018, the terms of the Credit Facility were again amended and restated to, among other things, permit the financing of certain assets to be held by WhiteHorse Finance (CA), LLC, or WhiteHorse California, a wholly owned subsidiary of WhiteHorse Credit.

As of September 30, 2018, there were $168.5 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the credit agreement, approximately $31.5 million was available to be drawn on such date. The facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $409.6 million as of September 30, 2018.

As of December 31, 2017, there was $155.0 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately

$45.0 million was available to be drawn on such date. The Credit Facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $376.1 million as of December 31, 2017.

The Credit Facility provides for borrowings in an aggregate principal amount up to $200 million with an accordion feature which allows for the expansion of the borrowing limit up to $235 million, subject to consent from the Lender and other customary conditions. Prior to December 29, 2020, the minimum required outstanding borrowings under the Credit Facility are $155 million, unless the accordion feature is exercised, at which time the minimum required outstanding borrowings will be $175 million.

Under the Credit Facility, there are two coverage tests that WhiteHorse Credit must meet on specified compliance dates in order to permit WhiteHorse Credit to make new borrowings and to make distributions in the ordinary course - a borrowing base test and a market value test. The borrowing base test compares, at any given time, the aggregate outstanding amount of all Lender advances under the Credit Facility less the amount of principal proceeds in respect of the collateral on deposit in the accounts to the NAV of the collateral, as set forth in the credit agreement and related documentation. To meet the borrowing base test, this ratio must be less than or equal to 50%, as set forth in the credit agreement and related documentation. To meet the market value test, the value of WhiteHorse Credit’s portfolio investments must exceed a minimum of 165% of the aggregate outstanding amount of all Lender advances as set forth in the credit agreement and related documentation.

Advances under the Credit Facility are based on the three-month LIBOR plus an annual spread of 2.75%. Interest is payable quarterly in arrears. WhiteHorse Credit is required to pay a non-usage fee which accrues at 1.00% per annum (or 0.60% per annum with respect to any date in which the aggregated amount of outstanding borrowings is greater than 77.5% of the total commitments), on the average daily unused amount of the financing commitments, to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. WhiteHorse Credit paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 29, 2021.

The Credit Facility and the related documents require WhiteHorse Finance and WhiteHorse Credit to, among other things, agree to make certain customary representations and to comply with customary affirmative and negative covenants. The Credit Facility also includes customary events of default for credit facilities of this nature, including breaches of representations, warranties or covenants by WhiteHorse Finance or WhiteHorse Credit, the occurrence of a change in control, or failure to maintain certain required ratios.

If we fail to perform our obligations under the credit agreement or the related agreements, an event of default may occur, which could cause the Lender to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the credit agreement. Any such developments could have a material adverse effect on our financial condition and results of operations.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Senior Notes

On July 23, 2013, we completed a public offering of our Senior Notes, the net proceeds of which were used to reduce outstanding obligations under an unsecured term loan. Interest on the Senior Notes was payable quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. On July 10, 2018, we notified American Stock Transfer & Trust Company, LLC, the trustee of our Senior Notes, of our election to redeem the $30 million aggregate principal amount of the Senior Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the Senior Notes in accordance with the terms of the indenture agreement under which the Senior Notes were issued. The redemption was completed on August 9, 2018, and the Senior Notes were delisted from the NASDAQ Global Select Market where they were previously listed under the symbol “WHFBL.”

Private Notes

On July 13, 2018, we entered into an agreement, or the Note Purchase Agreement, to sell in a private offering $30 million aggregate principal amount of senior unsecured notes, or the Private Notes, to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Interest on the Private Notes is payable semiannually on February 7 and August 7, at a fixed, annual rate of 6.00%. This interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Notes cease to have an investment grade rating. The Private Notes mature on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by us or our affiliates in accordance with their terms. The Private Notes are general unsecured obligations that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness that we may issue. The closing of the transaction occurred on August 7, 2018. We used the net proceeds from this offering, together with cash on hand, to redeem all of the Senior Notes, as discussed above.

Portfolio Investments and Yield

As of September 30, 2018, our investment portfolio consisted primarily of senior secured loans across 49 positions in 36 companies with an aggregate fair value of $509.6 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and nearly all of those loans were variable-rate investments (primarily indexed to LIBOR) with the single fixed-rate loan investment representing less than 0.1% based on fair value. As of September 30, 2018, our portfolio had an average investment size of $10.4 million based on fair value, with investment sizes ranging from less than $0.1 million to $53.8 million and a weighted average effective yield of 11.9% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.3% as of this date.

As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of $440.7 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and approximately 99.9% of those loans were variable-rate investments (primarily indexed to LIBOR) based on fair value. As of December 31, 2017, our portfolio had an average investment size of $10.2 million based on fair value, with investment sizes ranging from less than $0.1 million to $25.7 million and a weighted average effective yield of 11.9% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.4% as of this date.

For the nine months ended September 30, 2018, we invested $209.8 million in new and existing portfolio companies, partially offset by repayments and sales of $180.2 million. Proceeds from sales totaled $4.8 million while repayments included $6.7 million of scheduled repayments and $168.7 million of unscheduled repayments.

For the nine months ended September 30, 2017, we invested $94.8 million in new and existing portfolio companies, partially offset by repayments and sales of $80.6 million. Proceeds from sales totaled $10.7 million while repayments included $8.6 million of scheduled repayments and $61.3 million of unscheduled repayments.

We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our investment adviser uses several methods to evaluate and monitor the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;

•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our investment adviser, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of 5 indicates an investment is in payment default and has significant risk of not receiving full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value:

Investment	September 30, 2018		December 31, 2017
Performance Rating	Investments at Fair Value (Dollars in Millions)	Percentage of Total Portfolio	Investments at Fair Value (Dollars in Millions)	Percentage of Total Portfolio
1	$71.7	14.1%	$—	—%
2	394.0	77.3	369.7	83.9
3	43.8	8.6	70.8	16.1
4	0.1	0.0	0.2	0.0
5	—	—	—	—
Total Portfolio	$509.6	100.0%	$440.7	100.0%

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our consolidated financial statements. However, from time to time, inflation may impact the operating results of our portfolio companies.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve elements of liquidity and credit risk in excess of the amount recognized on the consolidated statements of assets and liabilities. As of September 30, 2018 and December 31, 2017, we had commitments to fund approximately $2.0 million and $6.4 million, respectively, of revolving lines of credit or delayed draw facilities to our portfolio companies. We reasonably believe that we have sufficient assets to adequately cover and allow us to satisfy our outstanding unfunded commitments.

Distributions

In order to maintain our status as a RIC and to avoid the imposition of corporate-level tax on income, we must distribute dividends to our stockholders each taxable year of an amount generally at least equal to the sum of 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses out of the assets legally available for distribution. In order to avoid the imposition of certain excise taxes imposed on RICs, we must distribute dividends in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses, or capital gain net income, adjusted for certain ordinary losses, for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years on which we incurred no U.S. federal income tax.

During the three and nine months ended September 30, 2018, we declared to stockholders distributions of $0.355 and $1.065 per share, respectively, for total distributions of $7.3 million and $21.9 million, respectively. During the three and nine months ended September 30, 2017, we declared to stockholders distributions of $0.355 and $1.065 per share, respectively, for total distributions of $7.3 million and $20.3 million, respectively.

The timing and amount of our quarterly distributions, if any, are determined by our board of directors. While we intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution, we may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions paid for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. During the nine months ended September 30, 2018, we estimate that distributions to stockholders included approximately $3.0 million in excess of net investment income, which was primarily due to the capital gains-based incentive fee accrued, but also included $4.3 million of long-term capital gains, for tax purposes, based on current earnings for the fiscal year ending December 31, 2018. The specific tax characteristics of the distribution will be reported to stockholders on or after the end of the calendar year 2018 and in our periodic reports with the SEC. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is only ordinary income or gains.

We have adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our distribution reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2018 is as follows:

	Payments Due by Period (Dollars in Millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Credit Facility	$168.5	$—	$—	$168.5	$—
Private Notes	30.0	—	—	30.0	—
Total contractual obligations	$198.5	$—	$—	$198.5	$—

As of September 30, 2018, we had $31.5 million of unused borrowing capacity under the Credit Facility.

We entered into the Investment Advisory Agreement with WhiteHorse Advisers in accordance with the 1940 Act on December 4, 2012, which was most recently amended on November 1, 2018. Under the

Investment Advisory Agreement, WhiteHorse Advisers manages our day-to-day investment operations and provides us with access to personnel and an investment committee and certain other resources so that we may fulfill our obligation to act as a portfolio manager of WhiteHorse Credit under the Credit Facility. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a management fee equal to 2% of the value of our consolidated gross assets; provided, however, that the management fee on consolidated gross assets financed using leverage over 200% asset coverage (in other words, over 1.0x debt to equity) will be equal to 1.25% and (2) an incentive fee based on our performance. See “Investment Advisory Agreement” in Note 6 to the consolidated financial statements.

We also entered into the Administration Agreement with WhiteHorse Administration on December 4, 2012. Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. WhiteHorse Administration also furnishes us with resources necessary for us to act as portfolio manager to WhiteHorse Credit under the Credit Facility. If requested to provide managerial assistance to our portfolio companies, WhiteHorse Administration will be paid an additional amount based on the services provided, which amount will not, in any case, exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of WhiteHorse Administration’s overhead expenses in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer along with their respective staffs.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	WhiteHorse Advisers manages our day-to-day operations and provides investment management services to us pursuant to the Investment Advisory Agreement.
•	WhiteHorse Administration and certain of its affiliates provide us with the office facilities and administrative services, including access to the resources necessary for us to perform our obligations towards certain portfolio companies, pursuant to the Administration Agreement.
•	We have entered into a license agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name.

WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Such persons may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with WhiteHorse Advisers or WhiteHorse Administration. WhiteHorse Advisers or its affiliates will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

We depend on the communications and information systems and policies of WhiteHorse Advisers and its affiliates as well as certain third-party service providers to monitor and prevent cybersecurity incidents. Our board of directors and management periodically review and assess the effectiveness of such communications and information systems and policies.

Impact of Tax Reform

On December 22, 2017, the Tax Cuts and Jobs Act was enacted. The Tax Cuts and Jobs Act, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than when the income is taken into account as revenue in an applicable financial statement. Although we currently believe the new tax law will not have a material impact on us, the effects of the various provisions of the Tax Cuts and Jobs Act listed above on the respective tax positions of us, our stockholders and our portfolio companies depend on the factual circumstances of each, over time.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Principles of Consolidation

Under the investment company financial accounting guidance, as formally codified in Accounting Standards Codification, or ASC, Topic 946, Financial Services — Investment Companies, we are precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, we generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. We own a 100% equity interest in each of WhiteHorse Credit and WhiteHorse Finance Warehouse, LLC, or WhiteHorse Warehouse, which are investment companies for accounting purposes. As such, we have consolidated the accounts of WhiteHorse Credit and WhiteHorse Warehouse into our financial statements. As a result of this consolidation, the amount outstanding under the Credit Facility is treated as our indebtedness.

Valuation of Portfolio Investments

We value our investments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers or other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination. Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on approximately 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 1.5% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event occurs with respect to one of our portfolio companies, such as when a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring in accordance with our valuation procedures.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.
•	The audit committee of the board of directors reviews these preliminary valuations, and on a quarterly basis, reviews the bases of the valuations by our investment adviser and the independent valuation firms.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the investment adviser are most relevant to such investment, including being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discount, as well as any other market purchase discount or premium on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments. Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. We defer these origination fees and deduct them from the cost basis of the investment and subsequently accrete them into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis.

We accrue facility fees, sometimes referred to as asset management fees, as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and we record them on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and we account for them upon completion of the amendments or waivers, generally when such fees are receivable. We include any such fees in fee income on the consolidated statements of operations.

Recent Accounting Pronouncements

See Note 2 to our consolidated financial statements, beginning on page SF-15 of this prospectus supplement, which discusses recent accounting pronouncements applicable to us.

DESCRIPTION OF OUR NOTES

As required by federal law for all bonds and notes of companies that are publicly offered, the Notes are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf and is subject to, and governed by, the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Notes — Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

The Notes will be issued under the Indenture.

Because this section is a summary, it does not describe every aspect of the Notes and the Indenture. This section and “Specific Terms of the Notes and the Offering” in this prospectus supplement describe all material terms of the Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a holder of the Notes. For example, in this section, we use capitalized words to signify terms that are specifically defined in the Indenture. Some of those definitions are repeated in this prospectus supplement, but, for the meanings of the other capitalized terms, you will need to read the Indenture. We have filed the form of the Indenture with the SEC.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, after each such issuance is at least equal to 150%, subject to certain disclosure requirements. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors —  Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital” in the accompanying prospectus.

General

The Notes will mature on           , 2025. The principal amount payable at maturity will be 100.0% of the initial aggregate principal amount. The interest rate of the Notes is     % per year, and interest will be paid every February 28, May 31, August 31 and November 30, beginning February 28, 2019. The regular record dates for interest payments will be every February 15, May 15, August 15 and November 15, commencing February 15, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including           , 2018 to, but excluding February 28, 2019, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We may issue additional notes under the Indenture, or the Additional Notes, from time to time after this offering. Any issuance of Additional Notes is subject to all of the covenants in the Indenture. The Notes and any Additional Notes subsequently issued under the Indenture will be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

We will issue the Notes in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund, and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The Indenture does not contain any provisions that protect you as a holder of the Notes in the event we issue a large amount of debt or we are acquired by another entity.

We will pay principal and interest on the Notes in immediately available funds.

Ranking of Notes

The Notes will be our direct senior unsecured obligations and will rank senior in right of payment to any of our existing and future obligations that are, by their terms, expressly subordinated in right of payment to the Notes and will rank equally in right of payment with our other outstanding and future unsecured, unsubordinated indebtedness, including the Private Notes. The Notes will effectively rank behind all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant security) in right of payment, to the extent of the value of the assets securing such indebtedness, including our Credit Facility, and are structurally subordinated to any existing and future indebtedness of any of our subsidiaries, financing vehicles or similar entities.

Optional Redemption

We may redeem the Notes in whole or in part at any time or from time to time at our option on or after            , 2021, upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption of the Notes, at a redemption price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. If we exercise our option to redeem the Notes, it will be done in compliance with the Indenture and, to the extent applicable, the 1940 Act.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed in accordance with the Indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of The NASDAQ Global Select Market or any national securities exchange or quotation system on which the Notes are then listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Transfer and Exchange

A holder may transfer or exchange Notes in accordance with the provisions of the Indenture. The registrar and the Trustee may require a holder to furnish appropriate endorsements and transfer documents in connection with a transfer of Notes. No service charge will be made for any registration of transfer or exchange of Notes, but may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection with such transfer or exchange. We will not be required to transfer or exchange any Note selected for redemption. Also, we will not be required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

Private Rating of the Notes

Our Notes have a private credit ration of A- from Egan-Jones Rating Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the Notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is paid for by the issuer and is not a recommendation to buy, sell or hold securities and maybe subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. See “Risk Factors — A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.”

Issuance of Securities in Registered Form

Except as set forth below, we may issue the Notes in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Notes issued in book-entry form will be represented by Global Notes. We expect that we will issue the Notes in book-entry only form represented by global securities.

A global security represents one or any other number of individual debt securities. This means the Notes will be represented by one or more Global Notes registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the Global Notes held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers. Each Note issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. The Depository Trust Company, New York, New York, known as DTC, will be the depositary for Notes issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Notes — Issuance of Securities in Registered Form — Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the Note, but only an indirect holder of a beneficial interest in the global security.

Under the Indenture, only the person in whose name a Note is registered is recognized as the holder of that Note. Consequently, for Notes issued in book-entry form, we will recognize only the depositary as the holder of the Notes and we will make all payments on the Notes to the depositary. The depositary will then pass along the payments it receives to its participants, which, in turn, will pass the payments along to their customers, who are the beneficial owners. The depositary and its participants pass along such payments under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the Notes.

As a result, investors will not own Notes directly. Instead, they will own beneficial interests in a Global Notes, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the Notes are represented by one or more Global Notes, investors will be indirect holders, and not holders, of the Notes.

Legal Holders

Our obligations, as well as the obligations of the Trustee and those of any third parties employed by us or the Trustee, run only to the legal holders of the Notes. We do not have obligations to investors who hold beneficial interests in Global Notes, or by any other indirect means because we are issuing the Notes only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an Indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an Indenture), we would seek the approval only from the holders, and not the indirect holders, of the Notes. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those persons who invest in the Notes being offered by this prospectus, whether they are the holders or only indirect holders of those Notes. When we refer to your Notes, we mean the Notes in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold Notes through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you Notes registered in your own name so you can be a holder, if that is permitted in the future;
•	how it would exercise rights under the Notes if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the Notes are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security are governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the Global Notes will be considered the holder of the Notes represented by the Global Notes.

An investor should be aware of the following:

•	an investor cannot cause the Notes to be registered in his or her name and cannot obtain certificates for his or her interest in the Notes, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the Notes and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Notes — Issuance of Securities in Registered Form — Special Considerations for Indirect Holders” above;
•	an investor may not be able to sell interests in the Notes to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in the Global Notes in circumstances where certificates representing the Notes must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the Global Notes. We and the Trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the Trustee also do not supervise the depositary in any way;
•	if we redeem less than all the Notes, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding the Notes;
•	an investor is required to give notice of exercise of any option to elect repayment of its Notes, through its participant, to the Trustee and to deliver the Notes by causing its participant to transfer its interest in the Notes, on DTC’s records, to the Trustee;
•	DTC requires that those who purchase and sell interests in a Global Note deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a Global Note; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a Global Note, may also have their own policies affecting payments, notices and other matters relating to the Notes. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Note Will Be Terminated

In a few special situations described below, a Global Note will be terminated, and interests in it will be exchanged for certificates in non-book-entry form (certificated Notes). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Notes — Issuance of Securities in Registered Form” above.

The special situations for termination of a Global Note are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that Global Note, and we are unable to appoint another institution to act as depositary;
•	if we notify the Trustee that we wish to terminate that Global Note; or
•	if an event of default has occurred with regard to the Notes represented by that Global Note and has not been cured or waived; we discuss defaults later under “Description of our Notes — Events of Default.”

If a Global Note is terminated, only the depositary, and not we or the Trustee, is responsible for deciding the names of the institutions in whose names the Notes represented by the Global Note will be registered and, therefore, who will be the holders of those Notes.

Payment and Paying Agents

We will pay interest to the person listed in the Trustee’s records as the owner of the Note at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price.

The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Notes

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the Global Note. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Notes — Form, Exchange and Transfer of Certificated Registered Securities.”

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the Indenture as if they were made on the original due date, except as otherwise indicated in this prospectus. Such payment will not result in a default under any Note or the Indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their Notes.

Certain Covenants

We will be restricted as follows:

•	For as long as the Notes remain outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A), as modified by Section 61(a)(1), of the 1940 Act, each as in effect from time to time, or any successor provisions but giving effect to any exemptive relief granted to the Company by the SEC; and
•	If at any time we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee for as long as the Notes remain outstanding (1) our audited annual consolidated financial statements within 90 days of the end of our fiscal year and (2) our unaudited interim consolidated financial statements within 45 days of the end of each fiscal quarter (other than our fourth fiscal quarter). All such financial statements will be prepared in all material aspects in accordance with applicable U.S. GAAP.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	we do not pay the principal of, or any premium on, the Notes on the due date;
•	we do not pay interest on the Notes within 30 days of the due date, and such failure to pay is not cured within five days;
•	we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach. This notice must be sent by either the Trustee or holders of at least 25% of the principal amount of Notes; and
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

The Trustee may withhold notice to the holders of the Notes of any default, except a default in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the Trustee or the holders of not less than 66.66% in principal amount of the Notes may declare the entire principal amount to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if the default is cured or waived and certain other conditions are satisfied. In the event that we file for bankruptcy, there will not be an automatic acceleration of maturity under the Indenture without a declaration of acceleration of maturity.

Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the Trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding Notes must make a written request that the Trustee take action because of the default and must offer reasonable indemnity to the Trustee against the cost and other liabilities of taking that action;
•	the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes at any time on or after the due date.

Book-entry and other indirect holders of Notes should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each Trustee a written statement of certain of our officers certifying that, to their knowledge, we are in compliance with the Indenture and the Notes, or else specifying default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive a default for all the Notes. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s Notes, however, without such holder’s approval.

Merger or Consolidation

Under the terms of the Indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	alternatively, we must be the surviving company;
•	immediately after the transaction, no event of default exists;
•	we must deliver certain certificates and documents to the Trustee; and
•	we must satisfy any other requirements specified in this prospectus supplement and the accompanying prospectus.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	change the place or currency of payment on the Notes;
•	impair your right to sue for payment on the Notes following the date on which such amount is due and payable;
•	reduce the percentage in principal amount of the Notes the consent of whose holders is needed to modify or amend the Indenture;
•	reduce the percentage in principal amount of the Notes the consent of whose holders is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults; and
•	modify any other aspect of the provisions of the Indenture dealing with supplemental indentures consented to by holders of the Notes, waiver of past defaults or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of the outstanding Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes must be approved by the holders of a majority in principal amount of that series.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of the Notes may waive our compliance with some of the covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Notes — Modification or Waiver —  Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the principal amount that would be due and payable on the voting date if the maturity of the Notes were accelerated to that date because of a default to decide how much principal to attribute to a Note.

Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Notes will also not be eligible to vote if they have been fully defeased as described later under “Description of our Notes — Defeasance — Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of Notes that are entitled to vote or take other action under the Indenture. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of outstanding Notes on the record date and must be taken within eleven months following such record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or Note or request a waiver.

Defeasance

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes are issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates; and
•	we may be required to deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity.

We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that we have complied with all conditions precedent to covenant defeasance.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing such default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of such Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we may be required to deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes, and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their Notes for Notes of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated Notes at the office of the Trustee. We have appointed the Trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated Notes, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The Trustee may resign or be removed, so long as a successor trustee is appointed.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC will serve as the Trustee under the Indenture.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary deals only with Notes that are purchased for cash in this offering for a price equal to the “issue price” of the Notes (i.e., the first price at which a substantial amount of the notes is sold for money to investors, other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Code, the treasury regulations promulgated thereunder, or the Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. No assurance can be given that the U.S. Internal Revenue Service, or the IRS, would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, accrual method taxpayers for U.S. federal income tax purposes required to accelerate the recognition of any item of gross income with respect to the Notes as a result of such income being recognized on an applicable financial statement, or U.S. holders (as defined below) whose functional currency is not the U.S. dollar. In addition, this discussion does not deal with any tax consequences other than U.S. federal income tax consequences (and, in the case of a non-U.S. holder, U.S. federal estate tax consequences). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal income and estate tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any state thereof or the District of Columbia, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and the persons holding interests in such partnerships, should consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of Note Holders

Taxation of U.S. Holders.  Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders. The distinction between capital gain and loss and ordinary income and loss also is important for purposes of, among other things, the limitations imposed on a U.S. holder’s ability to offset capital losses against ordinary income.

In addition, if the issue price of the Notes (i.e., the first price at which a substantial amount of the Notes is sold to investors) is less than their “stated redemption price at maturity” (i.e., the sum of all payments to be made on the Notes, other than payments of “qualified stated interest”) by more than a specified de minimis amount, the Notes will be considered as having been issued for U.S. federal income tax purposes with original issue discount, or OID. In the case of the Notes, the term “qualified stated interest” generally means that interest that is unconditionally payable at least annually and at a single fixed rate. If the Notes are issued with OID, a U.S. holder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such U.S. holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each taxable year in which a Note is held by a U.S. holder using a constant yield method that reflects the compounding of interest. This means that a U.S. holder will be required to include increasingly greater amounts of OID over time. Alternatively, if a U.S. holder acquires a Note with de minimis OID (i.e., discount that is not OID), the U.S. holder generally will be required to include the de minimis OID in income at the time a principal payment on the Note is made in proportion to the amount paid. Any amount of de minimis OID on a Note that is recognized by a U.S. holder will be characterized as capital gain. Notice will be given if we determine that any of the Notes will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the Notes held by persons of record, other than certain U.S. tax-exempt holders.

Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Notes or shares of our common stock of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single taxable year (or a greater loss over a combination of taxable years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Notes or our common stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Taxation of Non-U.S. Holders.  Except as provided below under “Information Reporting and Backup Withholding” and “FATCA,” a non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides a valid certification on an IRS Form W-8BEN, Form W-8BEN-E, or other applicable U.S. nonresident withholding tax certification form, certifying its non-U.S. holder status to (A) the applicable withholding agent, or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (i.e., a “financial institution”) and holds the Note on the non-U.S. holder’s behalf and certifies to the applicable withholding agent (directly or through one or more similarly situated financial institutions) that it has received the required statement from the non-U.S. holder certifying that it is a non-U.S. person and furnishes the applicable withholding agent with a copy of the statement.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business, so long as the non-U.S. holder has provided the applicable withholding agent with an IRS Form W-8ECI or substantially similar substitute U.S. nonresident withholding tax certification form stating that the interest on the Notes is effectively connected with the non-U.S. holder’s conduct of a trade or business in the U.S. in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty or provision in the Code provides for a lower rate of, or exemption from, withholding tax, so long as the non-U.S. holder has provided the applicable withhold agent with an IRS Form W-8BEN or Form W-8BEN-E (or other applicable U.S. nonresident withholding tax certification form) signed under penalties of perjury, claiming such lower rate of, or exemption from, withholding tax under such income tax treaty. To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be updated periodically. Additionally, a non-U.S. holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and provide certain documentary evidence issued by a non-U.S. governmental authority in order to prove residence in a foreign country.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty. To claim an exemption from withholding because interest on the Notes is effectively connected with a United States trade or business, a non-U.S. holder must timely provide the appropriate, properly executed U.S. nonresident withholding tax certification form (currently on IRS Form W-8ECI) to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding.  A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate (currently, 24%) may apply.

In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes held by a non-U.S. holder, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a U.S. person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a U.S. person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the United States, the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a U.S. person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a U.S. person.

You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Medicare Tax on “Net Investment Income.”  A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by U.S. holders with modified adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

FATCA.  Certain provisions of the Code, known as FATCA, generally impose a withholding tax of 30% on certain payments to certain foreign entities (including financial intermediaries) unless various U.S. information reporting and diligence requirements (that are in addition to, the requirement to deliver an applicable IRS Form W-8, as discussed above) and certain other requirements have been satisfied. FATCA withholding generally applies to payments of interest and, after December 31, 2018, payments of gross proceeds (including principal payments) from the sale, redemption, retirement or other disposition of debt securities that can produce U.S. source interest (such as Notes) (collectively, “withholdable payments”) to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification, identification, withholding and information reporting requirements imposed by FATCA. FATCA withholding taxes generally apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable income tax treaty with the U.S. or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or proceeds made under the Notes, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Beneficial owners of or prospective beneficial owners of the Notes may be required to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. holders, and U.S. holders that expect to hold their Notes through non-U.S. entities should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

Ladenburg Thalmann & Co. Inc., or Ladenburg Thalmann, is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated           , 2018, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriter	Principal amount of Notes
Ladenburg Thalmann & Co. Inc.	$
BB&T Capital Markets, a division of BB&T Securities, LLC
Janney Montgomery Scott LLC
B. Riley FBR, Inc.
Incapital LLC
Oppenheimer & Co. Inc.

Total	$

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Notes (other than those covered by the overallotment option described below) if they purchase any of the Notes.

The underwriters propose to offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to dealers at the public offering price less a concession not to exceed $     , or     % of the aggregate principal amount of the Notes. The underwriting discount of $0.78125 per Note is equal to 3.125% of the aggregate principal amount of the Notes. If all of the Notes are not sold at the offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased on or before           , 2018. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional $     million aggregate principal amount of the Notes at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Notes approximately proportionate to that underwriter’s initial purchase commitment.

We have agreed that, for a period of 60 days from the date of this prospectus supplement, such party will not, without the prior written consent of Ladenburg Thalmann, on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing. Ladenburg in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

We intend to list the Notes on The Nasdaq Global Select Market. We expect trading in the Notes on the The Nasdaq Global Select Market to begin within 30 days after the original issue date under the trading symbol “WHFBZ.” We offer no assurances that an active trading market for the Notes will develop and continue after the offering.

The following table shows the public offering price, the underwriting discounts and commissions to be paid to the underwriters and the proceeds, before expenses, to us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Notes.

	Per Note	Without Option	With Option
Public offering price	100.0%	$	$
Underwriting discount (sales load) paid by us(1)	3.125%	$	$
Estimated Proceeds to us, before expenses	96.875%	$	$

(1)	The expenses associated with the offering, including the underwriting discount, are paid by us and are ultimately borne by our shareholders.

We have agreed to reimburse the underwriters for the reasonable fees and disbursements of counsel up to $10,000.

We estimate expenses payable by us in connection with this offering, other than the underwriting discounts and commissions referred to above, will be approximately $     million.

We, our Investment Adviser and our Administrator have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Notes. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Notes as a result of any market-making activities undertaken by any underwriter. This prospectus supplement and the accompanying prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus supplement and accompanying prospectus must be delivered, with offers and sales of the Notes in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann, on behalf of the underwriters, may purchase and sell Notes in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Notes in excess of the number of Notes to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Notes made in an amount up to the number of Notes represented by the underwriters’ overallotment option. In determining the source of Notes to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Notes available for purchase in the open market as compared to the price at which they may purchase Notes through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of Notes in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of Notes in excess of the overallotment option. The underwriters must close out any naked short position by purchasing Notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Notes in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann repurchases Notes originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Notes. They may also cause the price of Notes to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on The Nasdaq Global Select Market, or in the over-the-counter market, or otherwise. Trading is expected to commence on The Nasdaq Global Select Market within 30 days after the date of initial delivery of the Notes. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus supplement and accompanying prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of Notes to underwriters for sale to their online brokerage account holders. The representative will allocate Notes to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Notes may be sold by the underwriters to securities dealers who resell Notes to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business address of Ladenburg Thalmann is Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 12th floor, New York, New York 10172.

Settlement

We expect that delivery of the Notes will be made against payment therefor on or about           , 2018, which will be the fifth business day following the date of the pricing of the Notes. Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise.

Accordingly, purchasers who wish to trade Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.

Other Jurisdictions

The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Potential Conflicts of Interest

Certain of the underwriters and their respective affiliates have provided, and may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the issuer, for which they received or will receive customary fees and expenses, including acting as underwriters for our securities offerings. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Dechert LLP, Boston, Massachusetts. Dechert LLP also represents the Investment Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe LLP, an independent registered public accounting firm, has audited our consolidated financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, as set forth in its report elsewhere in this prospectus. We have included our consolidated financial statements in reliance on Crowe LLP’s report, given on their authority as experts in accounting and auditing. Crowe LLP is located at 488 Madison Avenue, Floor 3, New York, New York 10022.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities, with respect to the Notes offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement and the accompanying prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

WHITEHORSE FINANCE, INC.

Index to Financial Statements

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	September 30, 2018 (Unaudited)	December 31, 2017
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$435,932	$404,434
Non-controlled affiliate company investments	73,688	36,246
Total investments, at fair value (amortized cost $482,145 and $448,522, respectively)	509,620	440,680
Cash and cash equivalents	11,481	35,219
Restricted cash and cash equivalents	15,116	3,717
Interest receivable	4,506	4,947
Receivables from investments sold	599	783
Prepaid expenses and other receivables	521	185
Total assets	$541,843	$485,531
Liabilities
Debt	$195,708	$182,122
Distributions payable	7,294	7,289
Management and incentive fees payable	11,724	7,848
Payables for investments purchased	7,780	—
Accounts payable and accrued expenses	742	701
Interest payable	899	527
Advances received from unfunded credit facilities	42	92
Total liabilities	224,189	198,579
Commitments and contingencies (See Note 7)
Net assets
Common stock, 20,546,032 and 20,531,948 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 authorized	21	20
Paid-in capital in excess of par	302,498	302,292
Accumulated overdistributed net investment income	(11,696)	(6,784)
Accumulated net realized losses on investments	(644)	(734)
Accumulated net unrealized appreciation (depreciation) on investments	27,475	(7,842)
Total net assets	317,654	286,952
Total liabilities and total net assets	$541,843	$485,531
Number of shares outstanding	20,546,032	20,531,948
Net asset value per share	$15.46	$13.98

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Investment income
From non-controlled/non-affiliate company investments
Interest income	$13,843	$12,235	$40,871	$36,830
Fee income	875	161	3,855	1,986
From non-controlled affiliate company investments
Dividend income	600	628	1,851	2,068
Total investment income	15,318	13,024	46,577	40,884
Expenses
Interest expense	3,283	2,379	8,649	7,382
Base management fees	2,761	2,481	7,813	7,133
Performance-based incentive fees	4,865	1,487	10,900	4,852
Administrative service fees	175	246	525	538
General and administrative expenses	572	481	1,843	1,571
Total expenses, before fees waived	11,656	7,074	29,730	21,476
Base management fees waived	(115)	—	(115)	—
Total expenses, net of fees waived	11,541	7,074	29,615	21,476
Net investment income	3,777	5,950	16,962	19,408
Realized and unrealized gains (losses) on investments
Net realized gains
Non-controlled/non-affiliate company investments	17	133	90	156
Net realized gains	17	133	90	156
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(1,164)	1,390	(2,125)	2,323
Non-controlled affiliate company investments	16,832	1,583	37,442	4,073
Net change in unrealized appreciation	15,668	2,973	35,317	6,396
Net realized and unrealized gains on investments	15,685	3,106	35,407	6,552
Net increase in net assets resulting from operations	$19,462	$9,056	$52,369	$25,960
Per Common Share Data
Basic and diluted earnings per common share	$0.95	$0.45	$2.55	$1.36
Dividends and distributions declared per common share	$0.36	$0.36	$1.07	$1.07
Basic and diluted weighted average common shares outstanding	20,545,726	20,518,104	20,536,591	19,062,764

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Changes in Net Assets (Unaudited)
(in thousands, except share and per share data)

	Common Stock		Paid-in Capital in Excess of Par	Accumulated Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Par amount
Balance at December 31, 2016	18,303,890	$18	$272,242	$(5,423)	$(842)	$(16,606)	$249,389
Stock issued in connection with public offering	2,200,000	2	30,285	—	—	—	30,287
Stock issued in connection with distribution reinvestment plan	14,214	—	197	—	—	—	197
Net increase in net assets resulting from operations	—	—	—	19,408	156	6,396	25,960
Distributions declared	—	—	—	(20,285)	—	—	(20,285)
Balance at September 30, 2017	20,518,104	$20	$302,724	$(6,300)	$(686)	$(10,210)	$285,548
Balance at December 31, 2017	20,531,948	$20	$302,292	$(6,784)	$(734)	$(7,842)	$286,952
Stock issued in connection with distribution reinvestment plan	14,084	1	206	—	—	—	207
Net increase in net assets resulting from operations	—	—	—	16,962	90	35,317	52,369
Distributions declared	—	—	—	(21,874)	—	—	(21,874)
Balance at September 30, 2018	20,546,032	$21	$302,498	$(11,696)	$(644)	$27,475	$317,654

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine months ended September 30,
	2018	2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$52,369	$25,960
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Paid-in-kind income	(460)	(540)
Net realized gains on investments	(90)	(156)
Net unrealized appreciation on investments	(35,317)	(6,396)
Accretion of discount	(3,503)	(2,323)
Amortization of deferred financing costs	933	623
Acquisition of investments	(209,790)	(94,783)
Proceeds from principal payments and sales of portfolio investments	180,220	80,589
Net changes in operating assets and liabilities:
Interest receivable	441	(647)
Prepaid expenses and other receivables	(336)	818
Receivables from investments sold	184	(681)
Payables for investments purchased	7,780	(995)
Management and incentive fees payable	3,876	1,042
Accounts payable and accrued expenses	41	546
Interest payable	372	8
Advances received from unfunded credit facilities	(50)	—
Net cash (used in) provided by operating activities	(3,330)	3,065
Cash flows from financing activities
Proceeds from sales of common stock, net of offering costs	—	30,287
Borrowings	130,400	102,567
Repayments of debt	(116,900)	(102,567)
Deferred financing costs	(847)	(1,033)
Distributions paid to common stockholders, net of distributions reinvested	(21,662)	(19,302)
Net cash (used in) provided by financing activities	(9,009)	9,952
Net change in cash, cash equivalents and restricted cash	(12,339)	13,017
Cash, cash equivalents and restricted cash at beginning of period	38,936	28,894
Cash, cash equivalents and restricted cash at end of period	$26,597	$41,911
Supplemental disclosure of cash flow information:
Interest paid	$7,344	$6,751

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated statements of assets and liabilities that sum to the total of the same amounts presented in the consolidated statements of cash flows:

	September 30,
	2018	2017
Cash and cash equivalents	$11,481	$37,103
Restricted cash	15,116	4,808
Total cash, cash equivalents and restricted cash presented in consolidated statements of cash flows	$26,597	$41,911

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)
September 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00% (0.50% Floor)	9.24%	03/26/18	03/27/23	11,593	$11,593	$11,593	3.65%
Outcome Health
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	11.94% (3.00% PIK)	12/22/16	12/22/21	10,267	9,615	8,639	2.72
					21,860	21,208	20,232	6.37
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	base rate+ 7.99% (1.00% Floor)	10.26%	02/26/18	02/23/23	17,299	16,956	16,989	5.35
Broadcasting
Alpha Media, LLC
First Lien Secured Term Loan	L+ 6.00% (1.00% Floor)	8.20%	08/14/18	02/25/22	11,163	10,798	10,768	3.39
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.24%	12/28/17	12/28/22	18,471	18,157	18,323	5.77
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 7.86% (1.00% Floor)	10.20%	12/29/17	12/29/22	7,044	6,925	6,903	2.17
					36,678	35,880	35,994	11.33
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan	L+ 7.35% (1.00% Floor)	9.68%	06/08/18	06/08/23	15,000	14,789	14,792	4.66
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	10.35%	12/23/16	12/23/21	25,559	25,232	24,858	7.83
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.99%	02/26/16	02/26/23	7,146	7,054	7,146	2.25
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan	L+ 8.75% (1.00% Floor)	11.09%	04/28/17	04/28/22	6,413	6,281	6,370	2.01
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	9.74%	01/11/18	01/11/23	7,321	7,196	7,102	2.24
					13,734	13,477	13,472	4.25
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	11.74%	09/29/17	09/30/20	8,500	8,387	8,500	2.68

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
September 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	12.34%	08/10/16	08/10/21	13,031	$12,709	$11,988	3.77%
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	13.13% (1.00% PIK)	11/20/14	11/20/19	10,607	10,561	10,501	3.31
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	13.13% (1.00% PIK)	06/05/15	11/20/19	5,158	5,128	5,107	1.61
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	13.13% (1.00% PIK)	03/27/15	11/20/19	3,046	3,030	3,016	0.95
					31,842	31,428	30,612	9.64
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	11.34%	04/01/18	05/31/19	14,250	14,250	11,229	3.53
Second Lien Secured Term Loan(8)	N/A	15.75% (2.00% PIK)	02/01/13	07/31/18	1,028	1,024	103	0.03
					15,278	15,274	11,332	3.56
Health Care Services
PMA Holdco, LLC
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	9.89%	06/28/18	06/28/23	14,969	14,667	14,684	4.62
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 8.56% (1.00% Floor)	10.81%	03/09/18	03/09/23	17,100	16,919	16,903	5.32
Internet Software & Services
London Trust Media Incorporated
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.34%	02/01/18	02/01/23	11,069	10,925	10,913	3.44
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	12.01%	02/03/17	02/02/24	18,000	17,657	17,820	5.61
					29,069	28,582	28,733	9.05
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	10.26%	05/05/17	05/05/22	12,656	12,452	12,656	3.98
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	14.24%	05/05/17	05/05/22	4,688	4,612	4,688	1.48
					17,344	17,064	17,344	5.46
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.24% (1.00% PIK)	01/10/17	01/10/23	4,203	4,133	4,077	1.28
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Incremental Term Loan	L+ 7.25% (1.00% Floor)	9.59%	11/30/17	03/07/22	9,915	9,747	9,915	3.12
First Lien Initial Delayed Draw Loan	L+ 7.25% (1.00% Floor)	9.58%	11/30/17	03/07/22	6,183	6,162	6,183	1.95
First Lien Initial Term Loan	L+ 7.25% (1.00% Floor)	9.57%	11/30/17	03/07/22	131	130	131	0.04
Lift Brands, Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	9.39%	04/16/18	04/16/23	10,885	10,678	10,670	3.36

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
September 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
First Lien Secured Revolving Loan(7)	L+ 7.00% (1.00% Floor)	9.09%	04/16/18	04/16/23	—	$—	$—	—%
Honors Holdings, LLC
First Lien Secured Term Loan	L+ 8.94%	11.28%	07/17/18	07/17/23	7,500	7,392	7,377	2.32
					34,614	34,109	34,276	10.79
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.84%	04/04/14	04/15/20	13,000	12,952	11,931	3.76
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 12.00% (1.00% Floor)	14.39%	12/27/13	12/27/18	25,000	24,976	24,575	7.74
Packaged Foods & Meats
Lenny & Larry’s, LLC
First Lien Secured Term Loan	L+ 6.86% (1.00% Floor)	9.02%	05/15/18	05/15/23	13,496	13,247	13,226	4.16
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.49%	01/09/18	01/09/23	17,622	17,245	17,128	5.39
First Lien Secured Revolving Loan(7)	L+ 8.00% (1.00% Floor)	10.48%	01/09/18	01/09/23	1,234	1,208	1,191	0.37
					18,856	18,453	18,319	5.76
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	11.31%	11/17/17	11/17/22	11,320	11,086	11,301	3.56
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50% (1.00% Floor)	12.67%	09/20/18	03/20/24	17,500	17,152	17,150	5.40
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.85%	09/09/16	03/09/22	20,000	19,750	20,000	6.30
					37,500	36,902	37,150	11.70
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.75% (1.00% Floor)	11.09%	05/04/18	05/04/23	14,545	14,212	14,218	4.48
Trucking
Sunteck/TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	11.33%	12/15/16	06/15/22	3,500	3,459	3,500	1.10
Total Debt Investments					447,412	440,446	434,164	136.70
Equity Investments
Advertising
Fluent, Inc. (f/k/a Cogint, Inc.)(4)(9)	N/A	N/A	11/28/17	12/08/25	187	560	383	0.12
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	11/20/14	12/31/24	—	—	6	—
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	2	—	130	0.04
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	2	—	130	0.04
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	2	—	130	0.04
					6	—	396	0.12

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
September 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Health Care Services
PMA Holdco, LLC Warrants(4)	N/A	N/A	06/28/18	N/A	8	$—	$358	0.11%
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	03/21/14	N/A	536	20,692	53,817	16.94
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	10/01/17	N/A	143	—	535	0.17
SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	N/A	—	—	—	—
Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	N/A	6	327	533	0.17
					685	21,019	54,885	17.28
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/14	06/13/20	20,000	20,120	19,334	6.09
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	10/26/16	N/A	—	—	100	0.03
Total Equity Investments					20,886	41,699	75,456	23.75
Total Investments					468,298	$482,145	$509,620	160.45%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 2.3%, 2.4% and 2.6%, respectively, as of September 30, 2018. The Prime was 5.25% as of September 30, 2018.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 80%, of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of September 30, 2018. See Note 7.
(8)	The investment is on non-accrual status.
(9)	The fair value of the investment was determined using observable inputs. See Note 4. There are no legal restrictions on sales of the investment.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
September 30, 2018
(in thousands)

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 160% of the Company’s net assets or 94% of the Company’s total assets, are subject to legal restrictions on sales.
(11)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.
(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC (f/k/a Fluent Acquisition II, LLC)
First Lien Secured Term Loan	L+ 11.50% (0.50% Floor)	13.05% (1.00% PIK)	12/08/20	25,650	$25,352	$25,651	8.94%
Outcome Health
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	8.13%	12/22/21	14,853	13,667	12,372	4.31
				40,503	39,019	38,023	13.25
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/03/25	18,000	17,680	17,892	6.24
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+ 9.25% (1.00% Floor)	10.73%	05/26/21	12,031	11,747	12,031	4.19
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	9.56%	12/28/22	20,000	19,601	19,600	6.83
Rural Media Group, Inc.
First Lien Secured Term Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	7,133	6,991	6,991	2.44
First Lien Secured Delayed Draw Loan(8)	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	—	—	—	—
				27,133	26,592	26,591	9.27
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.61%	12/23/21	23,305	22,975	23,188	8.08
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.32%	02/26/23	7,146	7,038	7,146	2.49
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan(4)	L+ 8.50% (1.00% Floor)	9.88%	04/28/22	14,329	13,971	14,180	4.94
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/18/22	8,670	8,553	8,651	3.01
				22,999	22,524	22,831	7.95
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/30/20	8,500	8,345	8,423	2.94

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	11.64%	08/10/21	13,615	$13,190	$13,479	4.70%
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	16,853	16,732	16,516	5.76
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	5,119	5,070	5,017	1.75
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	4,884	4,840	4,786	1.67
				40,471	39,832	39,798	13.88
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	10.50%	01/31/18	14,250	14,245	12,430	4.33
Second Lien Secured Term Loan	N/A	15.75% (2.00% PIK)	07/31/18	1,027	1,023	239	0.08
				15,277	15,268	12,669	4.41
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 9.77% (1.00% Floor)	11.34%	03/17/21	6,000	5,923	6,000	2.09
Internet Software & Services
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/02/24	18,000	17,608	17,576	6.13
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	9.59%	05/05/22	13,163	12,905	13,042	4.55
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	13.57%	05/05/22	4,875	4,780	4,830	1.68
				18,038	17,685	17,872	6.23
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.57% (2.00% PIK)	01/10/23	4,150	4,067	3,901	1.36
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Initial Secured Term Loan	L+ 7.25% (1.00% Floor)	8.77%	03/07/22	132	131	131	0.05
First Lien Incremental Secured Term Loan	L+ 7.25% (1.00% Floor)	8.94%	03/07/22	1,935	1,916	1,916	0.67
First Lien Initial Secured Delayed Draw Loan(8)	L+ 7.25% (1.00% Floor)	8.73%	03/07/22	2,658	2,632	2,632	0.92
				4,725	4,679	4,679	1.64

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+ 11.25% (1.00% Floor)	12.61%	01/25/21	4,422	$4,402	$4,466	1.56%
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.10%	04/15/20	13,000	12,929	10,837	3.78
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.50% (1.00% Floor)	13.19%	12/27/18	25,000	24,901	24,872	8.67
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.38%	04/02/18	12,044	12,003	12,044	4.20
				37,044	36,904	36,916	12.87
Research & Consulting Services
Project Time & Cost, LLC
First Lien Secured Term Loan	L+ 12.00% (0.50% Floor)	13.53%	10/09/20	9,104	9,004	8,440	2.94
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.92%	11/17/22	11,320	11,044	11,084	3.86
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+ 9.00% (1.25% Floor)	10.57%	07/01/20	19,000	18,912	19,000	6.62
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	25,000	24,855	24,760	8.63
Second Lien Secured Revolving Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	5,000	4,971	4,952	1.73
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.11%	03/09/22	20,000	19,696	20,000	6.97
				50,000	49,522	49,712	17.33
Trucking
Sunteck/TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.59%	06/15/22	3,500	3,450	3,456	1.20
Total Debt Investments				413,668	407,149	402,531	140.31
Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.)(4)	N/A	N/A	12/08/25	187	560	821	0.29
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	14	0.00
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	$—	$296	0.10%
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
				9	—	902	0.30
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	17,314	6.03
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	—	428	0.15
				679	20,693	17,742	6.18
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,504	6.45
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	180	0.06
Total Equity Investments				20,875	41,373	38,149	13.28
Total Investments				434,543	$448,522	$440,680	153.59%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the 1940 Act, and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to LIBOR, which resets monthly, quarterly or semiannually, or Prime. The one, three and six-month LIBOR were 1.6%, 1.7% and 1.8%, respectively, as of December 31, 2017. The Prime was 4.5% as of December 31, 2017.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.
(8)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2017. See note 7.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, WhiteHorse Finance elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). WhiteHorse Finance’s common stock trades on the NASDAQ Global Select Market under the symbol “WHF.”

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”) and have a term of three to six years. While the Company focuses principally on originating senior secured loans to lower middle market companies, it may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”). H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”) provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of WhiteHorse Finance, Inc. and its wholly owned subsidiaries, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”), and its subsidiary WhiteHorse Finance (CA), LLC (“WhiteHorse California”), and WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”). The Company meets the definition of an investment company under Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies, and therefore applies the accounting and reporting guidance discussed therein to its consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, certain disclosures accompanying the annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. This Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2017. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ending December 31, 2018.

Principles of Consolidation:  Under the investment company rules and regulations pursuant to ASC Topic 946, WhiteHorse Finance is precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, WhiteHorse Finance generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, and such valuations are reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages independent external valuation firms to periodically review material investments. These external reviews are used by the board of directors to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Investment Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business.

Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Closing fees associated with investments in portfolio companies are deferred and recognized as interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable, and are included in fee income on the consolidated statements of operations.

The Company may invest in loans that contain a PIK interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates to the extent such amounts are expected to be collected.

Non-accrual loans:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s revolving credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee generally once a quarter after the payment of operating expenses and amounts due under the Company’s revolving credit facility.

Offering Costs:  The Company may incur legal, accounting, regulatory, investment banking and other costs in relation to equity offerings. Offering costs are deferred and charged against paid-in capital in excess of par on completion of the related offering.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings. Deferred financing costs are presented in the consolidated statements of assets and liabilities as a direct reduction from the carrying amount of the related debt liability.

Income Taxes:  The Company elected to be treated as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, among other requirements, the Company is required to distribute dividends for U.S. federal income tax purposes to its shareholders each taxable year generally of an amount at least equal to 90% of the sum of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company will incur a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of capital gains in excess of capital losses, adjusted for certain ordinary losses, for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain income for preceding years that were not distributed during such years and on which the Company incurred no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount, if any, that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit or expense that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Any tax positions not deemed to satisfy the more likely than not threshold are reversed and recorded as tax benefit or tax expense, as appropriate, in the current year. Management has analyzed the Company’s tax positions, and the Company has concluded that the Company did not have any unrecognized tax benefits or unrecognized tax liabilities related to uncertain tax positions as of September 30, 2018 and December 31, 2017.

Penalties or interest that may be assessed related to any income taxes would be classified as general and administrative expenses on the consolidated statements of operations. The Company had no amounts accrued

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

for interest or penalties as of September 30, 2018 or December 31, 2017. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities. Tax returns for each of the federal tax years since 2014 remain subject to examination by the Internal Revenue Service.

As of September 30, 2018 and December 31, 2017, the cost of investments for federal income tax purposes was $484,163 and $448,937, resulting in net unrealized appreciation of $25,457 and net unrealized depreciation of $8,256, respectively. This is comprised of gross unrealized appreciation of $34,362 and $3,953, and gross unrealized depreciation of $8,905 and $12,209, on a tax basis, as of September 30, 2018 and December 31, 2017, respectively.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” distribution reinvestment plan for common stockholders. As a result, if the Company declares a distribution or other dividend, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of the Company’s investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Recent Accounting Pronouncements:  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement. This ASU modifies the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. ASU 2018-13 is effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods, with early adoption permitted. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The Company is currently evaluating the impact that this guidance will have on its consolidated financial statements and related disclosures.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

During March 2017, the FASB issued ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, to amend the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, entities generally amortize the premium as an adjustment of yield over the contractual life of the instrument. The new guidance shortened the amortization period for the premium to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. The amendments in this guidance are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures and does not expect this guidance to have a material impact as the Company does not hold any material purchased callable debt securities at a premium.

During January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance is expected to reduce the number of transactions that need to be further evaluated as businesses. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company adopted this guidance effective January 1, 2018, and the adoption of this standard did not have an impact on the Company’s financial condition, results of operations, or cash flows.

During August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The guidance only affects the classification of transactions as presented on the consolidated statements of cash flows. The Company adopted this guidance effective January 1, 2018, and the adoption of this standard did not have a material impact on the Company’s cash flows or disclosures.

During January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, this ASU changes the disclosure requirements for financial instruments. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company adopted this guidance effective January 1, 2018, and the adoption of this guidance did not have a material impact on the Company’s consolidated financial statements or related disclosures as the Company does not hold any investments at amortized cost.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods, including interim periods within those reporting periods, beginning after December 15, 2017. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU 2014-09. In April 2016, the FASB issued

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606). The amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” All of the guidance issued in conjunction with ASU 2014-09 have the same effective date as the original standard and should be adopted concurrent with the adoption of ASU 2014-09. The Company adopted the revised provisions to ASC Topic 606 effective January 1, 2018 using the modified retrospective method. The adoption of this guidance did not result in a change to the accounting for any of its revenue streams; as such, no cumulative effect adjustment was recorded.

NOTE 3 — INVESTMENTS

Investments consisted of the following:

	September 30, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien secured loans	$328,035	$323,439	$232,786	$230,261
Second lien secured loans	112,411	110,725	174,363	172,270
Equity	41,699	75,456	41,373	38,149
Total	$482,145	$509,620	$448,522	$440,680

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

The following table shows the portfolio composition by industry grouping at fair value:

	September 30, 2018		December 31, 2017
Advertising	$20,615	4.05%	$38,844	8.81%
Application Software	—	—	17,892	4.06
Auto Parts & Equipment	—	—	12,031	2.73
Automotive Retail	16,989	3.33	—	—
Broadcasting	35,994	7.06	26,591	6.03
Cable & Satellite	14,792	2.90	—	—
Data Processing & Outsourced Services	24,858	4.88	23,188	5.26
Department Stores	7,146	1.40	7,146	1.62
Diversified Support Services	13,472	2.64	22,831	5.18
Environmental & Facilities Services	8,500	1.67	8,423	1.91
Food Retail	31,008	6.08	40,700	9.24
Health Care Facilities	11,332	2.22	12,669	2.87
Health Care Services	15,042	2.95	—	—
Internet Retail	16,903	3.32	6,000	1.36
Internet Software & Services	28,733	5.64	17,576	3.99
Investment Banking & Brokerage	17,344	3.40	17,872	4.06
IT Consulting & Other Services	4,077	0.80	3,901	0.89
Leisure Facilities	34,276	6.73	4,679	1.06
Office Services & Supplies	—	—	4,466	1.01
Oil & Gas Exploration & Production	11,931	2.34	10,837	2.46
Other Diversified Financial Services	79,460	15.60	54,658	12.40
Packaged Foods & Meats	13,226	2.60	—	—
Research & Consulting Services	18,319	3.59	8,440	1.92
Security & Alarm Services	11,301	2.22	11,084	2.52
Specialized Consumer Services	—	—	19,000	4.31
Specialized Finance	56,484	11.08	68,216	15.48
Technology Hardware, Storage & Peripherals	14,218	2.79	—	—
Trucking	3,600	0.71	3,636	0.83
Total	$509,620	100.00%	$440,680	100.00%

The portfolio companies underlying the investments are located in the United States. As of September 30, 2018 and December 31, 2017, the weighted average remaining term of the Company’s debt investments was approximately 3.5 years and 3.4 years, respectively.

As of September 30, 2018, the total fair value of non-accrual loans was $103. As of December 31, 2017, the Company had no non-accrual loans.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the nine months ended September 30, 2018:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2017	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at September 30, 2018
Aretec Group, Inc.	Equity	$—	$17,314	$—	$—	$—	$36,503	$53,817
NMFC Senior Loan Program I LLC Units	Equity	1,851	18,504	—	—	—	830	19,334
RCS Creditor Trust Class B Units	Equity	—	428	—		—	107	535
Total		$1,851	$36,246	$—	$—	$—	$37,440	$73,686

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the year ended December 31, 2017:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2016	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at December 31, 2017
Aretec Group, Inc.	Equity	$—	$7,505	$—	$—	$—	$9,809	$17,314
NMFC Senior Loan Program I LLC Units	Equity	2,713	18,993	—	—	—	(489)	18,504
RCS Creditor Trust Class B Units	Equity	—	—	—		—	428	428
Total		$2,713	$26,498	$—	$—	$—	$9,748	$36,246

(1)	Refer to the consolidated schedule of investments for the principal amount, industry classification and other security detail of each portfolio company.

During the fourth quarter of 2015, the Company placed its second lien investment in RCS Capital Corporation on non-accrual status in anticipation of a voluntary petition for a “pre-packaged” Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on January 31, 2016. On May 23, 2016, the Company’s second lien investment, with a cost basis of $20,693, converted to 536,042 shares of common stock in Aretec Group, Inc. (previously known as RCS Capital Corporation). As of September 30, 2018 and December 31, 2017, the fair value of the Company’s investment in Aretec Group, Inc. was $53,817 and $17,314, respectively. In October 2018, the Company realized its investment in Aretec Group, Inc. and sold all 536,042 shares of common stock.

NOTE 4 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the nine months ended September 30, 2018 and 2017, there were no changes in the observability of valuation inputs that would have resulted in a reclassification of assets between any levels.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of WhiteHorse Advisers are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$323,439	$323,439
Second lien secured loans	—	—	110,725	110,725
Equity	383	—	75,073	75,456
Total investments	$383	$—	$509,237	$509,620

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$230,261	$230,261
Second lien secured loans	—	—	172,270	172,270
Equity	821	—	37,328	38,149
Total investments	$821	$—	$439,859	$440,680

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measured at fair value using Level 3 inputs for the three months ended September 30, 2018:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$308,560	$144,258	$58,095	$510,913
Acquisition of investments	26,857	18,127	327	45,311
Paid-in-kind income	146	—	—	146
Accretion of discount	474	632	—	1,106
Proceeds from principal payments and sales of portfolio investments	(11,327)	(52,670)	—	(63,997)
Net realized gain	17	—	—	17
Net unrealized appreciation (depreciation)	(1,288)	378	16,651	15,741
Fair value, end of period	$323,439	$110,725	$75,073	$509,237
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2018	$(1,282)	$810	$16,651	$16,179

The following table presents the changes in investments measured at fair value using Level 3 inputs for the nine months ended September 30, 2018:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$230,261	$172,270	$37,328	$439,859
Acquisition of investments	191,313	18,150	327	209,790
Paid-in-kind income	461	—	—	461
Accretion of discount	2,514	989	—	3,503
Proceeds from principal payments and sales of portfolio investments	(99,004)	(81,092)	—	(180,096)
Net realized losses	(35)	—	—	(35)
Net unrealized appreciation (depreciation)	(2,071)	408	37,418	35,755
Fair value, end of period	$323,439	$110,725	$75,073	$509,237
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2018	$(1,934)	$755	$37,418	$36,239

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measured at fair value using Level 3 inputs for the three months ended September 30, 2017:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$242,659	$163,288	$31,946	$437,893
Acquisition of investments	—	8,330	—	8,330
Paid-in-kind income	186	28	—	214
Accretion of discount	510	124	—	634
Proceeds from principal payments and sales of portfolio investments	(14,854)	—	—	(14,854)
Net realized gains	133	—	—	133
Net unrealized appreciation (depreciation)	1,544	(100)	1,529	2,973
Fair value, end of period	$230,178	$171,670	$33,475	$435,323
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2017	$1,585	$(100)	$1,529	$3,014

The following table presents the changes in investments measured at fair value using Level 3 inputs for the nine months ended September 30, 2017:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$245,213	$135,895	$30,606	$411,714
Acquisition of investments	51,263	43,520	—	94,783
Paid-in-kind income	512	28	—	540
Accretion of discount	1,964	359	—	2,323
Proceeds from principal payments and sales of portfolio investments	(70,921)	(9,668)	—	(80,589)
Net realized gains	133	23	—	156
Net unrealized appreciation	2,014	1,513	2,869	6,396
Fair value, end of period	$230,178	$171,670	$33,475	$435,323
Change in unrealized appreciation on investments still held as of September 30, 2017	$1,448	$1,292	$2,869	$5,609

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and exit multiples. An increase or decrease in the discount rate in isolation may result in significantly lower or higher fair value measurement, respectively. An increase or decrease in the market quote for an investment may in isolation result in significantly higher or lower fair value measurement, respectively. An increase or decrease in the exit multiple may in isolation result in significantly higher or lower fair value measurement, respectively. As the fair value of a debt investment diverges from par, which would generally be the case for non-accrual loans, the fair value measurement of that investment is more susceptible to volatility from changes in exit multiples as a significant unobservable input.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Quantitative information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at September 30, 2018	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$101,466	Discounted cash flows	Discount rate Exit multiple	10.3% – 19.5% (14.2%) 4.5x – 7.0x (5.9x)
	11,229	Market multiples	Exit multiple	2.3x
	210,744	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.9% – 20.9% (11.9%) 84.0 – 100.0 (97.5) 4.5x – 10.0x (7.0x)
	$323,439
Second lien secured loans	$73,041	Discounted cash flows	Discount rate	11.0% – 21.9% (16.1%)
			Exit multiple	4.1x – 8.0x (6.0x)
	103	Market multiples	Exit multiple	2.3x
	29,081	Weighting of discounted cash	Discount rate	14.9% – 18.2% (16.3%)
		flows and consensus pricing	Market quotes	93.0 – 98.0 (95.9)
			Exit multiple	1.3x
	8,500	Weighting of discounted cash	Discount rate	18.7%
		flows and expected repayment	Repayment price	101.0
	$110,725
Common Equity	$19,334	Discounted cash flows	Discount rate	10.2%
			Discount for lack of marketability	2.5%
	535	Consensus pricing	Market quotes	$3.8/s
	53,817	Expected sale	Exit Price	$100.4/s
	$73,686
Warrant	$1,287	Discounted cash flows and	Discount rate	20.0% – 33.0% (24.8%)
		option-pricing method	Exit multiple	4.0x – 8.0x (5.7x)
			Volatility	2.6% – 25.0% (10.2%)
			Discount for lack of marketability	13.0% – 55.0% (25.9%)
	100	Market multiples	Exit multiple	5.7x
			Discount for lack of marketability	15.0%
	$1,387
Total Level 3 Investments	$509,237

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Investment Type	Fair Value at December 31, 2017	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$143,483	Discounted cash flows	Discount rate	10.8% – 79.8% (20.4%)
			Exit multiple	2.6x – 7.0x (5.8x)
		Weighting of discounted cash	Discount rate	9.7% – 15.2% (12.2%)
		flows and consensus pricing	Market quotes	81.0 – 99.0 (94.9)
	86,778		Exit multiple	5.0x – 8.5x (6.4x)
	230,261
Second lien secured loans		Discounted cash flows	Discount rate	11.7% – 112.2% (14.1%)
	96,021		Exit multiple	2.6x – 8.0x (7.3x)
		Weighting of discounted cash	Discount rate	9.7% – 15.3% (12.5%)
		flows and consensus pricing	Market quotes	89.0 – 100.3 (96.5)
	46,911		Exit multiple	5.0x – 8.5x (6.5x)
	4,466	Expected repayment	Repayment price	101.0
		Weighting of discounted cash	Discount rate	15.4%
	24,872	flows and expected repayment	Repayment price	100.0
	172,270
Common Equity	18,504	Discounted cash flows	Discount rate	11.3%
	428	Consensus pricing	Market quotes	$3.0/s
		Weighting of discounted cash	Discount rate	19.0%
		flows, market multiple and	Exit multiple	7.3x
	17,314	consensus pricing	Market quotes	$38.0/s
	36,246
Warrant		Discounted cash flows and	Discount rate	27.0%
		Option-pricing method	Exit multiple	4.5x
	902		Volatility	25.0%
	180	Market multiple	Exit multiple	7.5x
	1,082
Total Level 3 investments	$439,859

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. The valuation methods selected for a particular investment are based on the circumstances and on the sufficiency of data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires a greater degree of judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

The following table presents the amortized cost and fair value of the Company’s borrowings as of September 30, 2018 and December 31, 2017. The amortized cost disclosed below excludes debt issuance costs. The fair value of the Credit Facility (as defined in Note 5) was estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The fair value of the Company’s 6.50% senior notes due 2020 (the “Senior Notes”) was estimated using the trailing 10-day volume weighted average quoted price as of the valuation date. The fair value of the Company’s 6.0% private notes due 2023 (the “Private Notes”) was estimated using recent transaction prices as of the valuation date.

	Fair Value Level	September 30, 2018		December 31, 2017
		Amortized Cost	Fair Value	Amortized Cost	Fair Value
Credit Facility	3	$168,500	$171,686	$155,000	$157,139
Senior Notes	2	—	—	30,000	30,666
Private Notes	3	30,000	30,000
		$198,500	$201,686	$185,000	$187,805

NOTE 5 — BORROWINGS

Historically, the 1940 Act has permitted the Company to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the Small Business Credit Availability Act (the “SBCAA”) was enacted into law. The SBCAA, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. At the Company’s annual meeting of stockholders held on August 1, 2018, the Company’s stockholders approved the reduced asset coverage ratio from 200% to 150%, such that the Company’s maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). As a result, the Company’s asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018. As of September 30, 2018, the Company’s asset coverage for borrowed amounts was 260.0%.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

Total borrowings outstanding and undrawn as of September 30, 2018, was as follows:

	Maturity	Rate	Face Amount	Undrawn
Credit Facility	2021	L+2.75%	$168,500	$31,500
Private Notes	2023	6.00%	30,000	—
Total debt			198,500	$31,500
Debt issuance cost			(2,792)
Total debt net issuance cost			$195,708

Total borrowings outstanding and undrawn as of December 31, 2017, was as follows:

	Maturity	Rate	Face Amount	Undrawn
Credit Facility	2021	L+2.75%	$155,000	$45,000
Senior Notes	2020	6.50%	30,000	—
Total debt			185,000	$45,000
Debt issuance cost			(2,878)
Total debt net issuance cost			$182,122

Credit Facility:  On December 23, 2015, WhiteHorse Credit entered into a $200,000 revolving credit and security agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender (the “Credit Facility”). On June 27, 2016, the Credit Facility was amended and restated to clarify certain terms. On June 29, 2017, WhiteHorse Credit and JPMorgan again amended and restated the terms of the Credit Facility to, among other things, (i) extend the maturity date to December 29, 2021, (ii) increase the amount contained within the accordion feature which allows for the expansion of the borrowing limit from $220,000 to $235,000 and (iii) reduce the interest rate spread applicable on outstanding borrowings to 2.75%. On May 15, 2018, the terms of the Credit Facility were again amended and restated to, among other things, permit the financing of certain assets to be held by WhiteHorse California, a wholly owned subsidiary of WhiteHorse Credit.

The Credit Facility bears interest at LIBOR plus 2.75% on outstanding borrowings. The Company is required to pay a non-usage fee which accrues at 1.00% per annum (or 0.60% per annum with respect to any date in which the aggregated amount of outstanding borrowings is greater than 77.5% of the total commitments), on the average daily unused amount of the financing commitments to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. Prior to December 29, 2020, the Company, at its discretion and option, may increase the total borrowing limit under the Credit Facility from $200,000 to $235,000 (with the required minimum outstanding borrowings also increasing from $155,000 to $175,000) by submitting written notification of such intent and subject to consent from the lender and other terms provided for under the Credit Facility. In connection with the Credit Facility, WhiteHorse Credit pledged securities with a fair value of approximately $409,589 as of September 30, 2018 as collateral. The Credit Facility has a final maturity date of December 29, 2021.

Under the Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. As of September 30, 2018, the Company had $168,500 in outstanding borrowings and $31,500 undrawn under the Credit Facility. Weighted average outstanding borrowings were $170,884 and $166,628 at a weighted average interest rate of 5.07% and 4.79%, respectively, for the three and nine months ended September 30, 2018. At September 30, 2018, the interest rate in effect on outstanding borrowings was 5.07%. The Company’s ability to draw down undrawn funds under the Credit

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At September 30, 2018, approximately $31,500 was available to be drawn by the Company based on these requirements.

Senior Notes:  On July 23, 2013, the Company completed a public offering of $30,000 of aggregate principal amount of the Senior Notes, the net proceeds of which were used to reduce outstanding obligations under the Company’s unsecured term loan. Interest on the Senior Notes was paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. On July 10, 2018, the Company notified the trustee for its Senior Notes of its election to redeem the $30,000 aggregate principal amount of the Senior Notes outstanding in full in accordance with the terms of the indenture agreement under which the Senior Notes were issued. The redemption was completed on August 9, 2018. Following the redemption, none of the Senior Notes remained outstanding, and they were delisted from the NASDAQ Global Select Market. Prior to August 9, 2018, the Senior Notes were listed under the symbol “WHFBL.”

Private Notes:  On July 13, 2018, the Company entered into an agreement (the “Note Purchase Agreement”) to sell in a private offering $30,000 aggregate principal amount of senior unsecured Private Notes to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Interest on the Private Notes is payable semiannually on February 7 and August 7, at a fixed, annual rate of 6.00%. This interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Notes cease to have an investment grade rating. The Private Notes mature on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. The Private Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The closing of the transaction occurred on August 7, 2018. The Company used the net proceeds from this offering, together with cash on hand, to redeem all of its 6.50% Senior Notes due 2020.

NOTE 6 — RELATED PARTY TRANSACTIONS

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement. On November 1, 2018, at an in-person meeting, the Company’s board of directors approved an amended and restated investment advisory agreement (the “Investment Advisory Agreement”). The Investment Advisory Agreement was amended and restated to reduce the base management fee on assets financed using leverage over 200% asset coverage (over 1.0x debt to equity) as further discussed below. Subject to the overall supervision of the Company’s board of directors, WhiteHorse Advisers manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Base Management Fee

Prior to November 1, 2018, the base management fee is calculated at an annual rate of 2.0% of the average carrying value of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters. Effective November 1, 2018, the base management fee is calculated at an annual rate of 2.0% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds); provided, however, the base management fee shall be calculated at an annual rate of 1.25% of the average carrying value of consolidated gross assets (including cash and cash equivalents and assets purchased with borrowed funds), that exceeds the product of (i) 200% and (ii) the value of the Company’s total net assets, at the end of the two most recently completed calendar quarters. Base management fees are payable quarterly in arrears and are appropriately pro-rated for any partial month or quarter.

During the three and nine months ended September 30, 2018, the Company incurred base management fees of $2,646 and $7,698, respectively, net of fees waived. During the three and nine months ended September 30, 2017, the Company incurred base management fees of $2,481 and $7,133, respectively. WhiteHorse Advisers has agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended September 30, 2018, December 31, 2018 and March 31, 2019; and for the fiscal quarter ended June 30, 2019 only to the extent that the determination of base management fees would otherwise include March 31, 2019 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets.

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the Incentive Fee Cap and Deferral Mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to its investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period consisted of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based (the “Income Incentive Fee”), is calculated and payable quarterly in arrears and is determined based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to the investment adviser. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee (the “Capital Gains Incentive Fee”), which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and equals 20% of cumulative aggregate realized capital gains from January 1 through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of each year (the “Capital Gains Incentive Fee Base”), less the aggregate amount of any previously paid Capital Gains Incentive Fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no Capital Gains Incentive Fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the Capital Gains Incentive Fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

In accordance with GAAP, the Company is also required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gains incentive fee on a quarterly basis if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gains Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a reporting period, then GAAP requires the Company to accrue a Capital Gains Incentive Fee equal to 20% of such amount, less the aggregate amount of any Capital Gains Incentive Fees previously paid and Capital Gains Incentive Fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in either additional expense (if such cumulative amount is greater than in the prior period) or a reversal of previously recorded expense (if such cumulative amount is less than in the prior period). There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and nine months ended September 30, 2018, the Company accrued a Capital Gains Incentive Fee of $3,137 and $5,328, respectively, which accruals are included in performance-based incentive fees in the consolidated statements of operations. For the three and nine months ended September 30, 2017, the Company did not accrue a Capital Gains Incentive Fee. As of September 30, 2018 and December 31, 2017, included in management and incentive fees payable on the consolidated statements of assets and liabilities were $5,328 and $0, respectively, for cumulative accruals of Capital Gains Incentive Fees under GAAP, including any amounts payable pursuant to the Investment Advisory Agreement as described above.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable Income Incentive Fee even after incurring a loss in that quarter due to realized and unrealized capital losses.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

During the three and nine months ended September 30, 2018, the Company incurred total performance-based incentive fees of $4,865 and $10,900, respectively. During the three and nine months ended September 30, 2017, the Company incurred total performance-based incentive fees of $1,487 and $4,852, respectively.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which such third party received reimbursement from the Company.

During the three and nine months ended September 30, 2018, the Company incurred allocated administrative service fees of $175 and $525, respectively. During the three and nine months ended September 30, 2017, the Company incurred allocated administrative service fees of $246 and $538, respectively.

Co-investments with Related Parties:  At September 30, 2018 and December 31, 2017, certain officers or employees affiliated with or employed by WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $191 and $61, respectively.

At September 30, 2018 and December 31, 2017, certain funds affiliated with WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments with fair value of $929,572 and $480,752, respectively.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Commitments:  In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was approximately $2.0 million and $6.4 million as of September 30, 2018 and December 31, 2017, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 7 — COMMITMENTS AND CONTINGENCIES  – (continued)

revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The following table summarizes the Company’s unfunded commitments as of September 30, 2018 and December 31, 2017:

	Unfunded Commitment as of
	September 30, 2018	December 31, 2017
Revolving Loan Commitments:
Lift Brands, Inc.	$752	$—
Nelson Worldwide, LLC	1,284	—
	2,036	—
Delayed Draw Loan Commitments:
Planet Fit Indy 10 LLC	—	3,525
Rural Media Group, Inc.	—	2,867
	—	6,392
Total Unfunded Commitments	$2,036	$6,392

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal Proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 8 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Nine months ended September 30,
	2018	2017
Per share data:(1)
Net asset value, beginning of period	$13.98	$13.63
Net investment income	0.83	1.02
Net realized and unrealized gains on investments	1.72	0.34
Net increase in net assets resulting from operations	2.55	1.36
Distributions declared from net investment income	(1.07)	(1.07)
Net asset value, end of period	$15.46	$13.92
Total annualized return based on market value(2)	4.78%	28.34%
Total annualized return based on net asset value	23.10%	13.10%
Net assets, end of period	$317,656	$258,548
Per share market value at end of period	$13.90	$14.75
Shares outstanding end of period	20,546,032	20,518,104
Ratios/Supplemental data:(3)
Ratio of expenses before incentive fees to average net assets(4)	8.25%	8.39%
Ratio of incentive fees to average net assets(4)	4.81%	2.45%
Ratio of total expenses to average net assets(4)	13.06%	10.84%
Ratio of net investment income to average net assets(4)	7.48%	9.80%
Portfolio turnover ratio	37.36%	18.91%

(1)	Calculated using the average shares outstanding method.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the distribution reinvestment plan.
(3)	With the exception of the portfolio turnover rate, ratios are reported on an annualized basis.
(4)	During the nine months ended September 30, 2018, WhiteHorse Advisers irrevocably waived $115 of base management fees. Excluding these management fee waivers, the ratios to average net assets consisting of the ratio of expenses before incentive fees, ratio of incentive fees, ratio of total expenses and ratio of net investment income would have been 8.30%, 4.80%, 13.10% and 7.44%, respectively. WhiteHorse Advisers did not waive any base management fees during the nine months ended September 30, 2017.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
September 30, 2018
(in thousands, except share and per share data)

NOTE 9 — CHANGE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of the basic and diluted per share net increase in net assets resulting from operations:

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net increase in net assets resulting from operations	$19,462	$9,056	$52,369	$25,690
Weighted average shares outstanding	20,545,726	20,518,104	20,536,591	19,062,764
Basic and diluted per share net increase in net assets resulting from operations	$0.95	$0.45	$2.55	$1.36

NOTE 10 — SUBSEQUENT EVENTS

The Company has evaluated events that have occurred after the balance sheet date but before the consolidated financial statements are issued and has determined that there were no additional subsequent events requiring adjustment or disclosure in the consolidated financial statements.

$455,000,000

WHITEHORSE FINANCE, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. H.I.G. WhiteHorse Advisers, LLC serves as our investment adviser. H.I.G. WhiteHorse Administration, LLC serves as our administrator. These entities are affiliates of H.I.G. Capital, L.L.C., an alternative asset manager founded in 1993 and focused on the lower middle market. H.I.G. Capital, L.L.C. had approximately $21 billion of capital under management as of June 30, 2018 (based on the regulatory assets under management as reported on Form ADV).

Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on the London Interbank Offered Rate, and have a term of three to six years. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $455,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” for more information.

In addition, this prospectus relates to 10,530,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “WHF”. The last reported closing price for our common stock on October 19, 2018 was $13.05 per share. Based on this last reported sales price of our common stock, the aggregate market value of the shares of our common stock held by the selling stockholders identified under “Selling Stockholders” is approximately $137.4 million. The net asset value of our common stock on June 30, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $14.87 per share.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available on or through our website. You may also obtain such information, free of charge, and make stockholder inquiries by contacting us at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 381-6999. The SEC also maintains a website at http://www.sec.gov that contains such information.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 13 of this prospectus.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

You should rely only on the information contained in this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders identified under “Selling Stockholders” are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

The date of this prospectus is October 23, 2018.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $455,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. In addition, this prospectus relates to 10,530,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” This prospectus provides you with a general description of the securities that we and the selling stockholders may offer. Each time we or the selling stockholders use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our” and “WhiteHorse Finance” refer (unless the context otherwise requires) to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiaries, WhiteHorse Credit (as defined below), WhiteHorse California (as defined below) and WhiteHorse Finance Warehouse, LLC;
•	“H.I.G. Capital” refers (unless the context otherwise requires), collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers (as defined below), WhiteHorse Administration (as defined below) and their respective affiliates;
•	“WhiteHorse Credit” refers to WhiteHorse Finance Credit I, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;
•	“WhiteHorse California” refers to WhiteHorse Finance (CA), LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Credit;
•	“WhiteHorse Advisers” and the “Investment Adviser” refer to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“WhiteHorse Administration” and the “Administrator” refer to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“Senior Notes” refer to the $30 million senior notes issued on July 23, 2013;
•	“Private Notes” refer to the $30 million senior unsecured notes privately issued on August 7, 2018 to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act; and
•	“Credit Facility” refers to the $200 million secured revolving credit facility between WhiteHorse Credit, as borrower, and the “Lender”, which refers, collectively, to JPMorgan Chase Bank, N.A., together with any additional lenders that may join the Credit Facility in the future.

WhiteHorse Finance

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and intend to qualify annually for such treatment.

We are a direct lender targeting debt investments in privately held, lower middle market companies located in the United States. We define the lower middle market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three to six years. While we focus principally on originating senior secured loans to lower middle market companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of June 30, 2018, our investment portfolio consisted primarily of senior secured loans across 52 positions in 36 companies with an aggregate fair value of approximately $511.4 million. As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of approximately $440.7 million. At these dates, the majority of our portfolio comprised senior secured loans to lower middle market borrowers.

Our Investment Adviser

Our investment activities are managed by our investment adviser, WhiteHorse Advisers. WhiteHorse Advisers is an affiliate of H.I.G. Capital and is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments in portfolio companies on an ongoing basis. WhiteHorse Advisers has also agreed to provide us with access to personnel and its investment committee, or the investment committee. WhiteHorse Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. See “The Adviser and the Administrator —  Investment Advisory Agreement — Management Fee” for a discussion of the fees that are payable by us to our Investment Adviser.

WhiteHorse Advisers entered into a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of the Investment Adviser’s obligations under our investment advisory agreement with WhiteHorse Advisers, or the Investment Advisory Agreement. See “Related Party Transactions and Certain Relationships — Staffing Agreement” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. The Staffing Agreement provides WhiteHorse Advisers with the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

An affiliate of our Investment Adviser, WhiteHorse Administration, under an administration agreement, or the Administration Agreement, provides the administrative services necessary for us to operate. See “The Adviser and the Administrator — Administration Agreement” for a discussion of the fees and expenses for which we are required to reimburse WhiteHorse Administration.

H.I.G. Capital

H.I.G. Capital, founded in 1993, is a leading global alternative asset manager focused on the lower middle market. As of June 30, 2018, H.I.G. Capital managed approximately $21 billion of capital (based on the regulatory assets under management, or AUM, as reported on Form ADV) across multiple investment funds. As of June 30, 2018, H.I.G. Capital operated through domestic offices in Atlanta, Boston, Chicago, Dallas, Los Angeles, Miami, New York, San Francisco and Stamford and international offices in Bogota, Hamburg, London, Luxembourg, Madrid, Mexico City, Milan, Paris, Rio de Janeiro and São Paulo and had a team of approximately 350 investment professionals. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the lower middle market business community consisting of accountants, attorneys, and other advisors who have access to lower middle market companies. We believe that H.I.G. Capital, as an experienced lower middle market investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the lower middle market. H.I.G. Capital is headquartered in Miami, Florida.

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to lower middle market companies, including first lien and second lien facilities. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the lower middle market credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  In our experience, lending to lower middle market companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Lower middle market companies typically have fewer management resources to dedicate to the borrowing process, and often receive little or no assistance from financial advisors. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served lower middle market borrowers.

Decrease in Commercial Bank Lending Activity.  In recent years, regulatory changes and ongoing consolidation of smaller commercial banks have curtailed U.S. bank lending capacity. In response, we believe that many remaining commercial banks have deemphasized their service and product offerings to lower middle market companies in favor of lending to larger customers. We believe that the relative decline in the number of commercial banks and a shift in emphasis by remaining banks has driven a higher volume of lower middle market deal flow to us.

Lower Middle Market Environment.  We believe that as the economic recovery continues following the credit crisis, there has been increased competition for lower middle market investments due to new hedge funds and non-bank lenders that have entered the market and due to improving financial performance of lower middle market companies. However, we believe that our strong lower middle market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Significant Demand for Credit.  We believe that demand for debt financing from lower middle market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the strong demand by lower middle market companies should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the lower middle market credit market which allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, lower middle market borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in lower middle market companies often enhance protections and reduce or eliminate inter-creditor issues. In addition, lower middle market lenders face less competition than lenders to larger companies. As a result, lower middle market lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us and enable us to generate attractive risk-adjusted returns.

Competitive Strengths

Leading Lower Middle Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the lower middle market. With more than 20 years of investment experience focused primarily on lower middle market companies, H.I.G. Capital believes it has a specialized knowledge of the lower middle market and expertise in evaluating the issues and opportunities facing lower middle market companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s more than 630 employees in 19 offices across the United States, Europe and South America as of June 30, 2018. As of such date, H.I.G. Capital had approximately 350 experienced investment professionals, including approximately 122 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Extensive Deal Sourcing Infrastructure.  Given the inefficiencies of the lower middle market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. For more than 20 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the lower middle market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s investment professionals is involved in deal sourcing, and our in-house business development group of more than 20 dedicated deal sourcing professionals as of June 30, 2018 further enhanced our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  As of June 30, 2018, H.I.G. Capital’s credit platform managed over $10 billion of AUM across multiple investment funds supported by its dedicated credit investment professionals. These investment professionals bring a depth of experience and skills across a broad range of transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investments. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations helps to protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the lower middle market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2018.

Investment Strategy

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based lower middle market companies. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment.

While we focus principally on originating senior secured loans to lower middle market companies that we believe have attractive risk adjusted returns, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We may also invest in assets consistent with our investment strategy indirectly through the acquisitions of interests in other investment companies. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	enterprise value of between $50 million and $350 million;
•	organized in the United States;
•	experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;

•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships.

None of these investment policies is fundamental, and they may be changed without stockholder approval.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies. See “Risk Factors — Risks Relating to our Business and Structure — The constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.” and “Regulation — Qualifying Assets.”

Organizational Structure

The following shows an organizational chart reflecting our relationship with our Investment Adviser and Administrator and our direct and indirect ownership interests in certain of our subsidiaries as of the date of this prospectus:

Operating and Regulatory Structure

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of H.I.G. Capital, WhiteHorse Advisers and their respective affiliates.

We have elected to be treated as a business development company under the 1940 Act and as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

As a business development company, we are required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our Investment Adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We may co-invest with other funds advised by our Investment Adviser on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations, our allocation procedures and/or exemptive relief issued by the SEC. See “Regulation.”

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of June 30, 2018, we had $187.8 million of debt outstanding under the Credit Facility and $30.0 million of debt outstanding under the Senior Notes. On August 7, 2018, we sold in a private offering $30 million aggregate principal amount of Private Notes to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act. On August 9, 2018, we used the net proceeds from the sale of our Private Notes, together with cash on hand, to redeem 100% of the issued and outstanding Senior Notes pursuant to the terms of the indenture governing the Senior Notes and delisted the Senior Notes from the NASDAQ Global Select Market. In addition to the Credit Facility and the Private Notes described above, we expect to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. We consolidate our financial results with those of WhiteHorse Credit for financial reporting purposes.

As a business development company, we have been historically required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200% or such other percentage as is specified in the 1940 Act. In March 2018, the Small Business Credit Availability Act, or the SBCAA, was enacted into law, amending the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. At the Company's annual meeting of stockholders held on August 1, 2018, the Company's stockholders approved the reduced asset coverage ratio from 200% to 150%, effective on August 2, 2018, such that the Company's maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). We measure our compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. We expect to continue to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. For information regarding a reduction in the asset coverage ratio applicable to us, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.”

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. If the value of our assets decreases, leveraging would cause net asset value, or NAV, to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. On July 8, 2014, we received exemptive relief from the SEC, or the Exemptive Relief Order, which permits us to co-invest in negotiated investments with our affiliates that would otherwise be prohibited by the 1940 Act, subject to certain conditions. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns,” “Risk Factors — Risks Relating to our Business and Structure — The Investment Advisory Agreement with WhiteHorse Advisers and the Administration Agreement with WhiteHorse Administration were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party” and “Related Party Transactions and Certain Relationships.”

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 381-6999. Our corporate website is located at www.whitehorsefinance.com. Information on our website is not incorporated into or a part of this prospectus.

Summary Risk Factors

Investing in our Company involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are referenced below.

•	We have a limited operating history as a business development company.
•	The constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.
•	Regulations governing our operation as a business development company, including those related to the issuance of senior securities, affect our ability to, and the way in which we, raise additional debt or equity capital.
•	We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	We are subject to risks associated with the use of leverage.
•	There are significant potential conflicts of interest that could affect our investment returns.
•	Due to the incentive fee cap and deferral mechanism, we may pay incentive fees in a fiscal quarter subsequent to the quarter in which the income giving rise to such incentive fees was recognized.
•	We are subject to risks associated with lower middle market companies.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	Investing in our common stock may involve an above average degree of risk.
•	A portion of our distributions may constitute a return of capital and may lower an investor’s tax basis in its shares of common stock.

See “Risk Factors” beginning on page 13 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Additional Information

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102 and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “WhiteHorse Finance,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in WhiteHorse Finance.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Distribution reinvestment plan fees (per sales transaction fee)	$15 Transaction Fee	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	4.60	%(4)
Incentive fees payable under Investment Advisory Agreement (20% of Pre-Incentive Fee Net Investment Income and 20% of realized capital gains)	3.77	%(5)(6)
Interest payments on borrowed funds	6.75	%(7)
Acquired fund fees and expenses	0.72	%(8)
Other expenses	0.98	%(9)
Total annual expenses	16.82%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement, including each underwritten offering by any of the selling stockholders identified under “Selling Stockholders,” will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the distribution reinvestment plan, which consist primarily of the expenses of American Stock Transfer & Trust Company, LLC, our plan administrator, are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Distribution Reinvestment Plan.”
(4)	Our base management fee under the Investment Advisory Agreement is based on our gross assets, including assets purchased with borrowed funds, and is payable quarterly in arrears. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The estimated base management fee referenced in the table above is based on our current intention (which is subject to change) to employ borrowed funds at a level equivalent to a debt-to-equity ratio of up to 1.25x (equivalent to $1.25 of debt outstanding for each $1 of equity) which is also equivalent to having an asset coverage ratio of 180%. Based on our total outstanding indebtedness of $217.8 million as of June 30, 2018 and applying a 180% asset coverage ratio (1.25x debt-to-equity ratio), we could have incurred up to an additional $163.8 million of borrowings, bringing our total indebtedness and total assets to $381.6 million and $702.3 million, respectively. Based on actual amounts incurred during the six months ended June 30, 2018, before taking into account the impact of any base management fee waivers, which would reduce annual expenses payable to our Investment Adviser, our estimated base management fee as a percentage of net assets attributable to common stock was 3.34%. The estimate of our base management fees assumes net assets of $305.3 million and leverage of $217.8 million, which reflects our net assets and leverage as of June 30, 2018.
(5)	The incentive fee referenced in the table above is based on hypothetical amounts of the income-based component of the incentive fee incurred during the three months ended June 30, 2018, annualized for a full year, and the actual amount of the capital gains-based incentive fee accrued as of June 30, 2018. The incentive fee consists of two components that are independent of each other (except as provided in the Incentive Fee Cap and Deferral Mechanism described below), with the result that one component may be payable even if the other is not.

We have structured the calculation of these incentive fees, which we refer to as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any fiscal quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes such fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus as the Incentive Fee Look-back Period, would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return during the applicable Incentive Fee Look-back Period. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our Investment Adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid up to three years after their date of deferment subject to applicable limitations included in the Investment Advisory Agreement.

The first component of the incentive fee, which is income-based and payable quarterly in arrears, equals 20% of the amount, if any, that our “Pre-Incentive Fee Net Investment Income” exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, or the Hurdle Rate, subject to a “catch-up” provision measured at the end of each calendar quarter and the Incentive Fee Cap and Deferral Mechanism described below. The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to the Investment Adviser, together with any other interest accrued on the loan from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. For the avoidance of doubt, no incentive will be paid to the Investment Adviser on amounts accrued and not paid in respect of deferred interest.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

The second component, which is capital gains-based, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our cumulative aggregate realized capital gains through the end of such year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism described above. The capital-gains component of the incentive fee excludes any portion of realized gains (losses) that are associated with the reversal of any portion of unrealized appreciation/depreciation attributable to periods prior to January 1, 2013. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

As described above, we will not pay any incentive fee at any time when, after such payment, the cumulative incentive fees paid to date would exceed 20% of the Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period.

(6)	The estimate of our annualized hypothetical incentive fees under a 180% asset coverage ratio in the table above has assumed (i) $702.3 million in hypothetical total gross assets (including cash and cash equivalents, receivables and prepaid assets, which, for illustrative purposes, are assumed to be equal to actual amounts as of June 30, 2018), (ii) $381.6 million in hypothetical total debt outstanding, (iii) interest income calculated by applying the ratio of “total interest income” for the three months ended June 30, 2018 to the “total investments, at fair value” as of June 30, 2018 to the hypothetical total gross assets (excluding cash and cash equivalents, receivables and prepaid assets, which are assumed to produce no interest income) and (iv) interest expense on the incremental hypothetical leverage of 5.1%, which was the interest rate in effect on our outstanding borrowings under the Credit Facility as of June 30, 2018.
(7)	Our stockholders bear directly or indirectly the costs of borrowings under the Credit Facility and other debt instruments. The borrowing costs included in the table above are based on our current intention (which is subject to change) to employ borrowed funds at a level equivalent to a debt-to-equity ratio of up to 1.25x (equivalent to $1.25 of debt outstanding for each $1 of equity) which is also equivalent to having an asset coverage ratio of 180%, and assuming a weighted average interest rate for total outstanding debt of 5.2%, which is equal to the weighted average interest rate for total outstanding debt as of June 30, 2018 of 5.3%, adjusted for additional borrowings of $163.8 million at 5.1%, which was the interest rate in effect on our outstanding borrowings under the Credit Facility as of June 30, 2018. Our actual borrowing costs as a percentage of net assets attributable to common stock on our outstanding indebtedness as of June 30, 2018, which consisted of $187.8 million of indebtedness outstanding under the Credit Facility and $30.0 million of indebtedness outstanding in Senior Notes, was 3.54%. On August 9, 2018, we used the net proceeds from the sale of $30 million aggregate principal amount of our Private Notes, together with cash on hand, to redeem 100% of the issued and outstanding Senior Notes and delisted the Senior Notes from the NASDAQ Global Select Market. At June 30, 2018, the weighted average interest rate for total outstanding debt was 5.3%. Assuming we meet certain disclosure requirements and obtain certain approvals required by the SBCAA, we expect to use leverage to finance a portion of our investments in the future, consistent with the newly enacted rules and regulations under the 1940 Act.
(8)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under Section 3(a) of the 1940 Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act, or Acquired Funds, in which we invest. Specifically, our stockholders indirectly bear the expenses of our investment in NMFC Senior Loan Program I LLC, or NMFC. Included in the expenses indirectly borne by our investment in NMFC is a management fee, charged each quarter equal to 0.45% per annum of the average outstanding loan balances held in the portfolio of NMFC multiplied by our pro-rata ownership percentage in NMFC. Future fees and expenses for Acquired Funds, including NMFC, may be substantially higher or lower because certain fees and expenses are based on the performance of such Acquired Funds, which may fluctuate over time.
(9)	Includes our overhead expenses, including payments under the Administration Agreement, based on our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — Administration Agreement.” “Other expenses” are based on actual amounts incurred during the three months ended June 30, 2018 and have been annualized for estimated recurring expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

Stockholders would pay the following expenses on a $1,000 common stock investment:(1)	1 year	3 years	5 years	10 years
Under a 180% Asset Coverage Ratio assuming a 5% annual return (none of which is subject to the incentive fee)(2)	$125	$346	$533	$884
Under the 150% Asset Coverage Ratio assuming a 5% annual return (none of which is subject to the incentive fee)(3)	$171	$448	$656	$977

The above table is designed to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher.

If the 5% annual return were derived entirely from capital gains, you would pay expenses on a $1,000 investment as follows:

Stockholders would pay the following expenses on a $1,000 common stock investment:(4)	1 year	3 years	5 years	10 years
Under a 180% Asset Coverage Ratio assuming a 5% annual return resulting entirely from net realized capital gains (which is subject to the incentive fee based on capital gains)(2)	$135	$374	$576	$954
Under the 150% Asset Coverage Ratio assuming a 5% annual return resulting entirely from net realized capital gains (which is subject to the incentive fee based on capital gains)(3)	$181	$475	$695	$1,034

The example assumes reinvestment of all dividends and other distributions at NAV. Under certain circumstances, reinvestment of dividends and distributions under our distribution reinvestment plan may occur at a price per share that differs from NAV. Participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

(1)	Under our actual asset coverage ratio of 240% as of June 30, 2018, assuming a 5% annual return (none of which is subject to the incentive fee), stockholders would pay the following expenses on a $1,000 common stock investment over one year, three years, five years and 10 years, respectively: $85, $246, $395 and $723.
(2)	It is our current intention (which is subject to change) to employ borrowed funds at a level equivalent to a debt-to-equity ratio of up to 1.25x (equivalent to $1.25 of debt outstanding for each $1 of equity) which is also equivalent to having an asset coverage ratio of 180%. Based on our total outstanding indebtedness of $217.8 million as of June 30, 2018 and applying a 180% asset coverage ratio (1.25x debt-to-equity ratio), we could have incurred up to an additional $163.8 million of borrowings, bringing our total indebtedness and total assets to $381.6 million and $702.3 million, respectively. At this level, our estimated annual base management fees expense would be approximately $14.0 million.
(3)	A 150% asset coverage ratio is the minimum asset coverage ratio permitted by applicable law.
(4)	Under our actual asset coverage ratio of 240% as of June 30, 2018, assuming a 5% annual return resulting entirely from net realized capital gains (which is subject to the incentive fee based on capital gains), stockholders would pay the following expenses on a $1,000 common stock investment over one year, three years, five years and 10 years, respectively: $95, $275, $442 and $808.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as growing social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide through economic sanctions and otherwise. Since 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, which is expected to occur on March 29, 2019. The implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. In addition, the policies of the current U.S. presidential administration may impact, among other things, the U.S. and global economy and international trade and relation, among other areas, and the impact of such policies on us, are unclear at present. We do not know how long the financial markets will be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

The constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by H.I.G. Capital and its affiliates. For example, business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, including U.S. private or thinly-traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. These constraints may hinder our and our Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. Any failure to operate under these constraints could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, the rules applicable to business development companies could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss or otherwise for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of H.I.G. Capital and its affiliates.

We are an externally managed business development company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of our Investment Adviser to achieve our investment objective. We expect that our Investment Adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our Investment Adviser is an affiliate of H.I.G. Capital and depends upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers also depends upon H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our Investment Adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate will make available to WhiteHorse Advisers experienced investment professionals and access to the senior investment personnel of H.I.G. Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that the affiliate will fulfill its obligations under the agreement. If the affiliate fails to perform, we cannot assure you that WhiteHorse Advisers will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of H.I.G. Capital to maintain relationships with potential sources of lending opportunities, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. We cannot assure you that these individuals will continue to indirectly provide investment advice to us. If these individuals, including the members of our investment committee, do not maintain their existing relationships with H.I.G. Capital, maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of H.I.G. Capital have relationships are not obligated to provide us with investment opportunities. Therefore, we cannot assure you that such relationships will generate investment opportunities for us.

Our business model depends to a significant extent upon H.I.G. Capital’s proprietary deal-flow network of informal and unconventional potential deal sources in the lower middle market business community. Any inability of H.I.G. Capital to maintain or develop this network, or the failure of this network to generate investment opportunities, could adversely affect our business.

We depend upon H.I.G. Capital to maintain its extensive, proprietary lower middle market deal sourcing network, and we expect to rely to a significant extent upon this network to provide us with investment opportunities. This network of informal and unconventional deal sources in the lower middle market business community includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to lower middle market companies. If H.I.G. Capital fails to maintain such sourcing network, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom H.I.G. Capital has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

If our Investment Adviser is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our business. This depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, depends on the ability of H.I.G. Capital’s investment professionals to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon our Investment Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our Investment Adviser has substantial responsibilities under the Investment Advisory Agreement. The personnel of H.I.G. Capital who are made available to our Investment Adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies. These and other demands on their time could distract them, divert their time and attention or otherwise cause them not to dedicate a significant portion of their time to our businesses which could slow our rate of investment. Any failure to manage our business could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may not replicate the historical results achieved by other entities managed or sponsored by members of our investment committee or by H.I.G. Capital or its affiliates.

Our primary focus in making investments generally differs from that of many of the investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by H.I.G. Capital or its affiliates. In addition, investors in our common stock do not acquire an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of our investment committee or sponsored by H.I.G. Capital or its affiliates. We cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities continue to compete with us to make investments in lower middle market companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, as competition for investment opportunities has increased, alternative investment vehicles, such as hedge funds and collateralized loan obligations, have invested in lower middle market companies. As a result of these new entrants, competition for investment opportunities in lower middle market companies has intensified. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not intend to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of credit loss.

We have elected to be treated as a RIC and intend to qualify annually for such treatment. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We have elected to be treated as a RIC under the Code and intend to qualify annually for such treatment. To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement, or Annual Distribution Requirement, for a RIC is satisfied if we distribute 90% of our ordinary income and realized net short term capital gains in excess of realized net long term capital losses, if any, each taxable year as dividends for U.S. federal income tax purposes to our stockholders. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to be subject to tax as a RIC. If we fail to make sufficient distributions, as a result of contractual restrictions in the Credit Facility or otherwise, we may fail to qualify to be subject to tax as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid lower middle market private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

Our returns will be reduced by any corporate income tax that our subsidiaries pay.

We may be required to recognize certain income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to incur corporate income tax on their earnings, which ultimately will reduce our return on such income and fees. In addition, we may invest in partnerships, including qualified publicly traded partnerships and limited liability companies treated as partnerships for tax purposes, which may result in our being subject to additional state, local or foreign income, franchise, withholding or other tax liabilities.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. In addition, recent tax legislation requires us to recognize income for tax purposes no later than when recognized for financial reporting purposes.

We also may be required to include in income certain other amounts that we do not receive in cash. In addition, after the expiration of the reinvestment period under the Credit Facility on December 29, 2020, we must use asset sales and repayment proceeds, if any (including any realized gains), to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Credit to us. Also, if we do not meet certain coverage tests under the Credit Facility or the note purchase agreement, dated July 13, 2018, or the Note Purchase Agreement, governing the issuance and sale of the Private Notes, or if an event of default and acceleration occurs under the Credit Facility or the Note Purchase Agreement, then income and capital gains which would otherwise be distributable by us to our stockholders could be diverted to pay down debt or other amounts due under the Credit Facility or the Note Purchase Agreement.

As a result, we may have difficulty meeting the annual distribution requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, in order to be subject to tax as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify to be subject to tax as a RIC and thus be subject to corporate level income tax.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to our Investment Adviser.

Certain of our debt investments contain provisions providing for the payment of payment-in-kind, or PIK, interest, which increases the loan balance of the underlying loan in lieu of receiving cash interest, causing interest to compound on such higher loan balance. PIK interest increases our assets under management and, because the base management fee that we pay to our Investment Adviser is based on the value of our consolidated gross assets, PIK interest increases the base management fee we pay. This increase in interest income from the higher loan balance increases our pre-incentive fee net investment income and the incentive fees that we pay to our Investment Adviser.

Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.

We expect that we will require a substantial amount of capital. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. At the Company's annual meeting of stockholders held on August 1, 2018, the Company's stockholders approved a reduced asset coverage ratio from 200% to 150% in accordance with the SBCAA, effective on August 2, 2018, such that the Company's maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). See “Risk Factors — We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.” If the value of our assets declines, we may be unable to satisfy the applicable asset coverage requirements. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss, and, if we incur additional leverage as permitted by the SBCAA, these risks will be magnified. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might otherwise result in your receiving a premium price for your common stock or otherwise be in your best interest.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below the then-current NAV per share. We may, however, issue or sell our common stock, at a price below the then-current NAV of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the then-current NAV of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also conduct rights offerings at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

In addition to issuing securities to raise capital as described above, we have securitized, and may in the future seek to securitize, our loans to generate cash for funding new investments. To securitize loans, we may create one or more wholly owned subsidiaries and sell and contribute a pool of loans to such subsidiaries. This could include the sale or other issuance of debt by such subsidiaries on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade-rated debt secured by such loan pools, and we would retain all or a portion of the equity in any such subsidiary. An inability to securitize part of our loan portfolio could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, the successful securitization of part of our loan portfolio might expose us to losses as the loans we are not able to securitize will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and, correspondingly, decrease our operating flexibility.

We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage, including through the issuance of senior securities, magnifies the potential for gain or loss on amounts invested. We have incurred leverage in the past and currently incur leverage through the Credit Facility and the Private Notes and, from time to time, intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities, to banks, insurance companies and other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default.

WhiteHorse Credit has pledged, and expects to continue to pledge, all or substantially all of its assets. WhiteHorse Credit has granted, and may in the future grant, a security interest in all or a portion of its assets under the Credit Facility. In addition, under the terms of the Credit Facility, we must use the net proceeds of any investments that we sell to repay amounts then due with respect to our debt and certain other amounts owing under the Credit Facility before applying such net proceeds to other uses, such as distributing them to our stockholders.

We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments into which we may enter. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses.

If the value of our assets decreases, leverage would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our Investment Adviser.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%, subject to certain disclosure requirements, as is specified in the 1940 Act. If this ratio declines below 150%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Investment Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our borrowings under the Credit Facility and the Private Notes or obtain other credit at all or on terms acceptable to us. For information regarding a reduction in the asset coverage ratio applicable to us, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments.”

In addition, the terms governing the Credit Facility and the Private Notes and any indebtedness that we incur in the future could impose financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our ability to be subject to tax as a RIC.

The Note Purchase Agreement governing the Private Notes contains additional terms and conditions for senior unsecured notes issued in a private placement, including minimum shareholders’ equity, minimum asset coverage ratio, maximum debt to equity ratio and prohibitions on certain fundamental changes of the Company or any subsidiary guarantor. The Note Purchase Agreement also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgements and orders, and certain events of bankruptcy.

The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable indebtedness arrangement that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under these arrangements could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to these arrangements if for any reason we are unable to comply with it, and we may not be able to refinance such arrangements on terms acceptable to us, or at all.

At the Company's annual meeting of stockholders held on August 1, 2018, the Company's stockholders approved the reduced asset coverage requirements applicable to senior securities from 200% to 150%, effective on August 2, 2018, such that the Company's maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity).

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ leverage such that our asset coverage equals (1) our actual asset coverage as of June 30, 2018 and (2) 150%, each at various annual returns, net of expenses and as of June 30, 2018. The purpose of this table is to assist investors in understanding the effects of leverage. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder assuming actual asset coverage as of June 30, 2018 (240%)(1)	(20.5)%	(12.1)%	(3.7)%	4.7%	13.0%
Corresponding return to common stockholder assuming 150% asset coverage(2)	(40.1)%	(25.3)%	(10.5)%	4.3%	19.1%

(1)	Assumes $538.5 million in total assets, $217.8 million in debt outstanding and $305.3 million in net assets as of June 30, 2018, and an average cost of funds of 5.3%, which is our weighted average borrowing cost as of June 30, 2018.
(2)	Assumes $931.2 million in total assets, $610.6 million in debt outstanding and $305.3 million in net assets as of June 30, 2018, and an average cost of funds of 5.1%, which would be our weighted average borrowing cost assuming 150% asset coverage as of June 30, 2018.

Based on our outstanding indebtedness of $217.8 million as of June 30, 2018 and an average cost of funds of 5.1% and 6.5%, which were the effective annualized interest rates of the Credit Facility and Senior Notes, respectively, as of that date, our investment portfolio must experience an annual return of at least 2.2% to cover annual interest payments on our outstanding indebtedness.

Based on our outstanding indebtedness of $610.6 million on an assumed 150% asset coverage ratio and an average cost of funds of 5.1% and 6.5%, which were the effective annualized interest rates of the Credit Facility and Senior Notes, respectively, as of that date, our investment portfolio must experience an annual return of at least 3.5% to cover annual interest payments on our outstanding indebtedness.

We are subject to the risk of an event of default and acceleration under our unsecured debt agreements, which would have a material adverse effect on us.

On August 7, 2018, we completed a private offering of the Private Notes. The Private Notes will mature on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by us or our affiliates in accordance with their terms. There are several circumstances under which an event of default may occur under the debt agreement for the Private Notes, such as failure to make scheduled principal or interest payments and certain events of bankruptcy, insolvency or reorganization.

Upon the occurrence of an event of default, our lenders may exercise customary remedies, including declaring all amounts due and payable. Any of these developments would have a material adverse effect on our business, financial condition and results of operations.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We are required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, each taxable year to our stockholders to maintain our ability to be subject to tax as a RIC. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

We may apply, but may not be approved, for an SBIC license.

We may apply for a license to form a small business investment company, or SBIC. If such an application is made and approved and the Small Business Administration, or SBA, so permits, we anticipate that the SBIC license would be transferred to a wholly-owned subsidiary of ours that would be formed just prior to such transfer. Following such transfer, we anticipate that the SBIC subsidiary would be allowed to issue SBA-guaranteed debentures, subject to the required capitalization of the SBIC subsidiary. SBA guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. We cannot assure you that we will make an application for an SBIC license, be successful in receiving an SBIC license from the SBA or that the SBA will permit such license to be transferred to us. If we do receive an SBIC license, there is no minimum amount of SBA-guaranteed debentures that must be allocated to us.

Since we are using debt to finance our investments, and we may use additional debt or preferred stock financing going forward, changes in interest rates may affect our cost of capital, net investment income, value of our common stock and our rate of return on invested capital.

Since we are using debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such event, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and medium to long-term debt or preferred stock. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to benefit from lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or the CFTC, unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income. An increase in interest rates may decrease the value of any investments we hold which earn fixed interest rates and also may increase our interest expense, thereby decreasing our net income, and also may make investments in our common stock less attractive if we are not able to increase our distribution rate, which may reduce the market value of our common stock.

In July 2017, the head of the United Kingdom Financial Conduct Authority, or the FCA, announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In April 2018, the Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, announced the replacement of LIBOR with a new index, calculated by short-term repurchase agreements collateralized by U.S. Treasury securities, called the Secured Overnight Financing Rate, or the SOFR. At this time, it is not possible to predict whether SOFR will attain market traction as a LIBOR replacement tool, and the future of LIBOR is still uncertain. As such, the potential effect of SOFR and LIBOR on our net investment income cannot yet be determined.

There are significant potential conflicts of interest that could affect our investment returns.

As a result of our arrangements with H.I.G. Capital and our investment committee, there may be times when H.I.G. Capital or our investment committee have interests that differ from those of our stockholders, giving rise to a conflict of interest.

There may be conflicts related to obligations our investment committee, our Investment Adviser or its affiliates have to other clients.

The members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our Investment Adviser or its affiliates. Similarly, our Investment Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of our investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our Investment Adviser and its affiliates, including entities that may raise additional capital from time to time. These other investment funds, accounts or investment vehicles may have different fee and expense arrangements, including requirements to share or offset certain fees from portfolio companies, than those paid by us to the Investment Adviser. Our investment objective overlaps or may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our Investment Adviser.

Our Investment Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we cannot assure you that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, including the Exemptive Relief Order, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on each account’s available capital in the asset class being allocated, up to the amount proposed to be invested by each account. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our Investment Adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Our investment committee, our Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our Investment Adviser and its affiliates and members of our investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. If we obtain material nonpublic information with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our Investment Adviser that are not fully aligned with the interests of our stockholders and may induce our Investment Adviser to make speculative investments.

In the course of our investing activities, we pay management and incentive fees to our Investment Adviser. The incentive fee payable by us to our Investment Adviser may create an incentive for our Investment Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our Investment Adviser will benefit when we incur debt or use leverage. The use of leverage increases the likelihood of default, which disfavors the holders of our common stock.

Additionally, under the incentive fee structure, our Investment Adviser may benefit when capital gains are recognized and, because our Investment Adviser determines when a holding is sold, our Investment Adviser controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our Investment Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Investment Adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our Investment Adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

In addition, under the terms of the Incentive Fee Cap and Deferral Mechanism, the amount of incentive fees earned by our Investment Adviser will depend, in part, upon the timing of capital gains or losses in our investment portfolio, as well as the timing of our recognition of income. Depending on the circumstances, there may be a lag of as long as 12 fiscal quarters between the occurrence of an event giving rise to an obligation to pay incentive fees to the Investment Adviser and the payment of such incentive fees. Therefore, investors who acquire shares of our common stock may pay indirectly to our Investment Adviser incentive fees in respect of income or capital gains that were received by or paid to us prior to such investor becoming a stockholder. As a result, such investors may not participate in the income or capital gains giving rise to such indirect expense.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

We expect to make many portfolio investments in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with that determination, investment professionals from our Investment Adviser provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors have an indirect pecuniary interest in our Investment Adviser. The participation of our Investment Adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our Investment Adviser by certain members of our board of directors, could result in a conflict of interest as the management fee paid to our Investment Adviser is based, in part, on our consolidated gross assets.

We have conflicts related to other arrangements with our Investment Adviser or its affiliates.

We have entered into a license agreement with an affiliate of H.I.G. Capital under which H.I.G. Capital has granted us a non-exclusive, royalty-free license to use the name “WhiteHorse”. In addition, we pay to WhiteHorse Administration our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest that our board of directors must monitor.

Our Investment Adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate, a catch-up provision and the Incentive Fee Cap and Deferral Mechanism. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The Investment Advisory Agreement with WhiteHorse Advisers and the Administration Agreement with WhiteHorse Administration were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our Investment Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our Investment Adviser, our Administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. The Exemptive Relief Order permits us to participate in negotiated investments with our affiliates that would otherwise be prohibited by the 1940 Act, subject to certain conditions. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our Investment Adviser and its affiliates, including persons that control, or are under common control with, us or our Investment Adviser, are also considered to be our affiliates under the 1940 Act.

We may invest alongside other clients of our Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law, the terms of our Exemptive Relief Order, SEC staff interpretations and/or exemptive relief issued by the SEC. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Investment Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our Investment Adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that, except as may otherwise be provided by the Exemptive Relief Order, allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

The Exemptive Relief Order permits greater flexibility to negotiate the terms of co-investments and requires our board of directors to determine that it would be advantageous for us to co-invest with other accounts sponsored or managed by our Investment Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. See “Related Party Transactions and Certain Relationships.” We cannot assure you, however, that we will develop opportunities that comply with such limitations.

In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients of our Investment Adviser and its affiliates have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our Investment Adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies,” all of our investments (other than cash and cash equivalents) are classified as Level 3 under Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

We have retained the services of several independent service providers to periodically review the valuation of securities for which there is no market guided price or that are thinly traded. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company if we have material non-public information regarding such portfolio company.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of the portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings;
•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio, and therefore creating a challenging environment in which to raise debt and equity capital. As a business development company, we are generally not able to issue additional shares of common stock at a price less than NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities and loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions, as well as interpretations or directives from other executive branch agencies that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and related implemented regulations impact many aspects of the financial services industry. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the scope of such regulations and the extent to which regulators exercise the authority granted to them. The U.S. presidential administration and certain members of Congress have amended and repealed portions of the Dodd-Frank Act, which may create regulatory uncertainty in the near term. While the impact of the Dodd-Frank Act on us and our portfolio companies is subject to continuing uncertainty, the Dodd-Frank Act, including the implementing regulations and the interpretation of those rules, and potential repeals thereof, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

In that regard, significant tax reform legislation (commonly referred to as the “Tax Cuts and Jobs Act”) was signed into law on December 22, 2017. The Tax Cuts and Jobs Act, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. Although we currently believe the new tax law will not have a material impact on us, the effects of the various provisions of the Tax Cuts and Jobs Act listed above on the respective tax positions of us, our stockholders and our portfolio companies depend on the factual circumstances of each, over time.

Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in us. If we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to or repeal of the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Investment Adviser to other types of investments in which our Investment Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The Small Business Credit Availability Act may allow us to incur additional leverage, which may increase the risk of investing with us.

Historically, the 1940 Act has permitted us to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the SBCAA was enacted into law. The SBCAA, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. At the Company's annual meeting of stockholders held on August 1, 2018, the Company's stockholders approved the reduced asset coverage ratio from 200% to 150%, effective on August 2, 2018, such that the Company's maximum debt-to-equity ratio increased from a prior maximum of 1.0x (equivalent of $1 of debt outstanding for each $1 of equity) to a maximum of 2.0x (equivalent to $2 of debt outstanding for each $1 of equity). As of June 30, 2018, our asset coverage for borrowed amounts was 240.2%. As a result of the effectiveness of the decrease in the asset coverage ratio applicable to us, we are able to incur additional leverage, and the risks associated with an investment in us may increase. For example, see “— Since we are using debt to finance our investments, and we may use additional debt or preferred stock financing going forward, changes in interest rates may affect our cost of capital, net investment income, value of our common stock and our rate of return on invested capital.”

We may expose ourselves to risks if we engage in hedging transactions.

We may engage in currency or interest rate hedging transactions to the extent such transactions are permitted under the 1940 Act and applicable commodities law. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions, including the risk of counterparty default. In this regard, we may utilize instruments such as futures, forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for us to realize a gain on a net basis if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates or counterparty default may result in poorer overall investment performance than if we had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge position and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities may also fluctuate as a result of factors not related to currency fluctuations.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of WhiteHorse Advisers to other types of investments in which WhiteHorse Advisers may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, WhiteHorse Advisers may determine not to use investment strategies that trigger additional regulation by the CFTC or may determine to operate subject to CFTC regulation, if applicable. If we or WhiteHorse Advisers were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements that have taken effect or will take effect in both the United States and in the European Union may adversely affect certain amendments to or new issuances by the Credit Facility and may adversely affect or prevent us from entering into any future securitization transaction. The impact of these risk retention rules on the loan securitization market are uncertain, and such rules may cause an increase in our cost of funds under or may prevent us from completing any future securitization transactions or certain amendments to or new issuances by our existing debt securitizations.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of no-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Provisions of the General Corporation Law of the State of Delaware, our certificate of incorporation and bylaws, the Credit Facility and the Private Notes could deter takeover attempts and have an adverse effect on the price of our common stock and the rights of our common stockholders.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board of directors may adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our directors who are not

“interested persons.” If the resolution exempting business combinations is repealed or our board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

If we or one of our affiliates approved by the Lender is no longer the portfolio manager under the Credit Facility or if certain change of control events occur, then an event of default will occur under the Credit Facility which could have a material adverse effect on our business, financial condition and results of operations. A change of control under the Credit Facility occurs if (1) we or our affiliates, collectively, (i) cease to possess, directly or indirectly, the right to elect or appoint managers that at all times have a majority of the votes of the board of managers (or similar governing body) of WhiteHorse Credit or to direct the management policies and decisions of WhiteHorse Credit or (ii) cease, directly or indirectly, to own and control legally and beneficially all of the equity interests of WhiteHorse Credit or (2) WhiteHorse Advisers or its affiliates, collectively, cease to be our investment adviser. The occurrence of an event of default could result in us being unable to make distributions to our stockholders sufficient to maintain our ability to be subject to tax as a RIC, or at all, terminates the reinvestment period if then in effect, permits the facility agent on behalf of the Lender to take over management of WhiteHorse Credit’s portfolio and to direct the liquidation of its assets, all of which could have a material adverse effect on our business, financial condition and results of operations. For a description of the effects of a change in control event under our Note Purchase Agreement, see “Risks Related to our Other Indebtedness — We may not be able to prepay the Private Notes upon a change in control.”

Our Investment Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Investment Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Investment Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our Administrator can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Administrator has the right, under the Administration Agreement, to resign at any time upon 60 days’ notice, whether we have found a replacement or not. If our Administrator resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act, and related rules and regulations of the SEC. Our independent registered public accounting firm must audit this report, pursuant to Section 404(b) of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

We are highly dependent on information systems and systems failures or interruption could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends and other distributions.

We depend on the communications and information systems of our Investment Adviser and its affiliates as well as certain third-party service providers. As our reliance on these systems has increased, so have the risks posed to these communications and information systems. Any failure or interruption in these systems, including due to electrical or telecommunication outages or natural disasters such as earthquakes, tornadoes and hurricanes, could cause disruptions in our activities. In addition, these systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cybersecurity incidents, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our operating results, the market price of our securities and our ability to pay dividends and other distributions to our security holders.

We and our Investment Adviser could be the target of litigation.

We or WhiteHorse Advisers could become the target of securities class action litigation or other similar claims if our common stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” or “unitranche” senior secured loans, (4) mezzanine loans and (5) to a lesser extent, selected equity co-investments in lower middle market companies. We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Secured Loans.  When we extend first lien senior secured, second lien senior secured and unitranche loans, we generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien senior secured loans, our lien may be subordinated to claims of other creditors and, in the case of second lien senior secured loans, our lien will be subordinated to claims of certain other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine investments generally are subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since, generally, we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

Equity Investments.  We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with lower middle market companies.

Investing in lower middle market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally little public information exists about these companies, and we are required to rely on our Investment Adviser to obtain adequate information to evaluate the potential returns from investing in these companies;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the requirements under the documents governing the Credit Facility or other agreements, we do not have fixed guidelines for diversification, and our investments are and could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which would subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Like many businesses in Puerto Rico, our portfolio company Grupo HIMA San Pablo, Inc., or Grupo HIMA, has been adversely affected by Puerto Rico’s troubled economy, including high unemployment, population decline and high government debt. Grupo HIMA’s management engaged an adviser to explore financing and strategic options designed to improve its finances and operations. We are monitoring the status of Grupo HIMA’s operations and the impact of this strategic review on our investments in a first lien senior secured loan and second lien secured loan issued by Grupo HIMA. As of June 30, 2018, the fair value of our investment in the first lien senior secured loan was approximately $11.2 million, and the fair value of our investment in the second lien secured loan was approximately $0.1 million.

Our investments in the health care sector face considerable uncertainties including substantial regulatory challenges.

As of June 30, 2018, our investments in portfolio companies that operate in the health care sector represented 5.17% of our total portfolio, at fair value. Our investments in the health care sector are subject to substantial risks, including the risk that the laws and regulations governing the business of health care companies, and interpretations thereof, may change frequently. Substantial latitude is given to the agencies administering those laws and regulations. Current or future laws and regulations could force our portfolio companies engaged in health care, including Grupo HIMA, to change their policies related to how they operate, restrict revenue, change costs, change reserve levels and change business practices.

Companies engaged in health care often must obtain and maintain regulatory approvals to market certain products, change prices for certain regulated products and consummate some acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain such approvals could reduce revenue or increase costs. Local, state and federal policy changes, such as the government’s expanding role in health care and federal health care reform initiatives involving alternative assessments and tax increases specific to the health care industry or products, could fundamentally change the dynamics of the health care industry. In addition, insurance company and other reimbursement rates may be subject to change, often with little notice, and decreases in such rates could materially adversely affect the value of the health care companies in our portfolio.

We may hold the debt securities and loans of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect such portfolio company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Our portfolio companies may experience financial distress, and our investments if they are restructured.

Our portfolio companies may experience financial distress from time to time. The debt investments of these companies may not produce income, may require us to bear certain expenses to protect our investment and may subject us to uncertainty as to when, in what manner and for what value such distressed debt will eventually be satisfied, including through liquidation, reorganization or bankruptcy. If an exchange offer is made or plan of reorganization is adopted with respect to the debt securities we currently hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will have a value or income potential similar to what we anticipated when our original investment was made or even at the time of restructuring. In addition, we may receive equity securities in exchange for the debt investment that we currently hold, which may require significantly more of our management’s time and attention or carry restrictions on their disposition.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interest rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, rising interest rates could also cause portfolio companies to refinance into fixed interest rate loans, which may adversely impact our selections to invest in stronger portfolio companies.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio generally are prepayable at any time, some of which have no premium to par. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The current economic expansion is already among the longest expansions on record. If and when the current expansion ends, an economic slowdown or recession may follow. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results, which could have an adverse effect on our financial condition.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than us desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value, or FMV, of our investment.

There is a risk that a loan agent in respect of one of our loans may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

We may not realize gains from our equity investments.

When we invest in loans, we may also invest in the equity securities of the borrower or acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not realize gains from our equity interests, and any gains that we do realize on the disposition of such equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options or convertible securities that we acquired in the original or a subsequent financing; or
•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act, the requirements associated with our status as a RIC and contractual requirements imposed on us under the Credit Facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, our contractual requirements or the desire to maintain our tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities or loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We generally intend to invest a portion of our capital in first lien and second lien and unitranche loans and to a lesser extent in mezzanine loans and equity securities of U.S. lower middle market companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to use for repaying its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us.

In addition, the value of the collateral in the event of liquidation depends on market and economic conditions, the availability of buyers and other factors. There can be no assurances that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral.

If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of such senior debt. Under a typical inter-creditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected. We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any security interest over the assets of such companies. Liens on such portfolio companies’ assets, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

Risks Related to the Credit Facility

Our interests in WhiteHorse Credit are subordinated.

We own 100% of the equity interests in WhiteHorse Credit and consolidate the financial statements of WhiteHorse Credit in our consolidated financial statements. We treat the indebtedness of WhiteHorse Credit as our leverage for purposes of compliance with the 1940 Act. Our equity interests in WhiteHorse Credit are subordinated in priority of payment to its obligations to its debt holders and its service providers. All of these persons have claims superior to our claims as equity interest holder in any liquidation of WhiteHorse Credit.

Credit or market value deterioration in our portfolio companies will harm our operating results.

A payment default on a loan to a portfolio company or a default leading to the acceleration of debt of a portfolio company could cause the loan to such portfolio company held by us to become, or to be deemed to be, a defaulted obligation under the Credit Facility. This, in turn, could result in a coverage test under the Credit Facility not being met and the diversion of distributions of assets held by WhiteHorse Credit to pay down debt under the Credit Facility rather than to make distributions. Such a portfolio company default could also lead to an event of default and acceleration under the Credit Facility and liquidation by the related lender of the assets securing the Credit Facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

We may not receive cash from WhiteHorse Credit.

We expect to receive cash from WhiteHorse Credit as distributions on our equity interests in WhiteHorse Credit. We will receive distributions on our equity interests in WhiteHorse Credit only to the extent cash is available and permitted to be distributed under the Credit Facility. WhiteHorse Credit may not receive sufficient cash to make distributions, in which case we would not be entitled to receive distributions from WhiteHorse Credit and, as a result, we would be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Credit, and we may not be able to sell such investments. These limitations include prior satisfaction of certain coverage tests and collateral quality tests, the minimum price at which we may sell such investments and the amount of investments we may sell within a certain timeframe.

Under the Credit Facility, there are two coverage tests that WhiteHorse Credit must meet on specified compliance dates in order to permit WhiteHorse Credit to make new borrowings under the Credit Facility and to make distributions to us in the ordinary course — a borrowing base test and a market value test. The borrowing base test compares, at any given time, the aggregate outstanding amount of all Lender advances under the Credit Facility less the amount of principal proceeds in respect of the collateral on deposit in the accounts to the net asset value of the collateral, as set forth in the credit agreement and related documentation. To meet the borrowing base test, this ratio must be less than or equal to 50%, as set forth in the credit agreement and related documentation. To meet the market value test, the value of WhiteHorse Credit’s portfolio investments must exceed a minimum of 165% of the aggregate outstanding amount of all Lender advances as set forth in the credit agreement and related documentation. If either of these coverage tests is not met on a compliance date, then WhiteHorse Credit may sell portfolio investments or apply cash until such coverage tests are satisfied. If we fail to receive cash from WhiteHorse Credit, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

We may experience an event of default and acceleration under the Credit Facility, which would have a material adverse effect on us.

There are several circumstances under which an event of default may occur under the Credit Facility, some of which relate to the performance of the assets of WhiteHorse Credit or the performance by WhiteHorse Credit of its obligations under the Credit Facility. The Credit Facility also includes customary events of default for credit facilities of this nature, including breaches of representations, warranties or covenants by WhiteHorse Finance or WhiteHorse Credit, the occurrence of a change in control, or failure to maintain certain ratios required under the Credit Facility. The occurrence of an event of default could, among other consequences, (a) prevent us from making distributions to our stockholders sufficient to maintain our ability to be subject to tax as a RIC, or at all, (b) terminate the reinvestment period under the Credit Facility, if it is then in effect, and (c) permit the facility agent to assume the management of WhiteHorse Credit’s portfolio and to direct the liquidation of its assets. Any of these developments could or would have a material adverse effect on our business, financial condition and results of operations. Upon the occurrence of an event of default, the Lender may exercise customary remedies, including declaring all amounts due and payable under the Credit Facility, blocking distributions in respect of the equity of WhiteHorse Credit or selling assets, including selling assets at a lower price than what might otherwise be achieved in an orderly liquidation.

The ability of WhiteHorse Credit to purchase and sell investments is limited.

The Credit Facility restricts the portfolio manager’s ability to purchase and sell investments for WhiteHorse Credit. As a result, the portfolio manager may be unable to purchase or sell investments or take other actions that might be in our best interests, which could impair our performance and result in losses. During the reinvestment period, WhiteHorse Credit will have the ability to borrow funds for the acquisition of investments that meet the eligibility criteria set forth in the Credit Facility. Such funds may be repaid and re-borrowed during the reinvestment period, subject to compliance with the terms of the Credit Facility.

We may lose the ability to manage WhiteHorse Credit even if we continue to own its equity.

If an event of default occurs under the Credit Facility or if we resign or are terminated for cause as portfolio manager under the loan agreement, we may no longer manage the WhiteHorse Credit portfolio investments even though we are required to continue to own the equity interests in WhiteHorse Credit. If an agent for the Lender or the successor portfolio manager does not manage WhiteHorse Credit’s portfolio in the same manner that we would have, our performance may not meet expectations and result in losses.

Risks Relating to our Other Indebtedness

The Private Notes are unsecured and therefore effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Private Notes mature on August 7, 2023 and bear interest at an annual rate of 6.00%. The Private Notes are not secured by any of our assets or any of the assets of our subsidiaries and rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness. As a result, the Private Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Private Notes.

The Private Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Private Notes are obligations exclusively of WhiteHorse Finance, Inc. and not of any of our subsidiaries. None of our subsidiaries currently is or acts as a guarantor of the Private Notes, although any subsidiary that guarantees or otherwise becomes liable at any time for any indebtedness under a material credit facility in the future (other than the Credit Facility or any replacement of the Credit Facility) will be required to guarantee the Private Notes. Such guaranty must rank equally in right of payment with all other unsecured and unsubordinated indebtedness of us and our subsidiaries.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Private Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Private Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Private Notes.

We may not be able to prepay the Private Notes upon a change in control.

In addition, the Note Purchase Agreement governing the Private Notes requires us to offer to prepay all of the issued and outstanding Private Notes upon a change in control and election by the holders, which could have a material adverse effect on our business, financial condition and results of operations. A change in control under the Note Purchase Agreement occurs upon (i) the direct or indirect transfer or other disposition of all of the property or assets held by us and our subsidiaries, subject to certain exceptions (ii) the consummation of a transaction which results in a “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) becoming the beneficial owner of more than 50% of our outstanding voting stock or (iii) the approval by our stockholders of any plan or proposal relating to the liquidation of the Company.

Upon a change in control event, holders of the Private Notes may require us to prepay for cash some or all of the Private Notes at a prepayment price equal to 100% of the aggregate principal amount of the Private Notes being prepaid, plus accrued and unpaid interest to, but not including, the date of prepayment. If a change in control were to occur, we may not have sufficient funds to prepay any such accelerated indebtedness.

We may choose to prepay the Private Notes when prevailing interest rates are relatively low.

At any time on or after February 7, 2023, the Private Notes may be prepaid, at our option, at 100% of the principal amount, together with accrued and unpaid interest to the prepayment date. Prior to February 7, 2023, we may prepay all or any principal amount of the Private Notes, together with accrued and unpaid interest, subject a make-whole premium. We may choose to prepay the Private Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Private Notes. If prevailing rates are lower at the time of prepayment, holders would not be able to reinvest the proceeds in a comparable security at an effective interest rate as high as the interest rate on the Private Notes being repaid. Our prepayment right may adversely impact holders’ ability to sell Private Notes as the prepayment date approaches. If we choose to prepay the Private Notes prior to the date of maturity on August 7, 2023, we will need to obtain sufficient liquidity, through available cash, refinancings of our existing indebtedness or otherwise, to repay the principal, together with any accrued and unpaid interest and applicable make-whole premiums, on the Private Notes.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Private Notes.

Any default under the agreements governing our indebtedness, including a default under the Credit Facility, any indenture or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on the Private Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the agreements relating to the Credit Facility, or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Credit Facility, could proceed against the collateral securing the debt. Because the Credit Facility has, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities which we may issue from time to time.

Risks Relating to Related Party Transactions

Our Investment Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our Investment Adviser against certain liabilities, which may lead our Investment Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Investment Adviser does not assume any responsibility to us, including other than to render the services called for under those agreements, and it is not responsible for any action of our board of directors in following or declining to follow our Investment Adviser’s advice or recommendations. Our Investment Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, our Investment Adviser, its officers, members, personnel, agents, any person controlling or controlled by our Investment Adviser are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our Investment Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement and the sub-collateral management agreement. These protections may lead our Investment Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Relating to an Investment in our Common Stock

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then-current NAV per share of our common stock. If we receive such approval from stockholders in the future, we may issue shares of our common stock at a price below the then-current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may seek to obtain the approval of our stockholders, and they may approve a proposal that authorizes us, to issue shares of our common stock at prices below the then-current NAV per share of our common stock in one or more offerings for a twelve-month period. Such approval would allow us to access the capital markets in a way that we are typically unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below NAV per share will result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then-current NAV in the future in a prospectus supplement issued in connection with any such offering.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors and should not be treated as a trading vehicle. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of an offering.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their NAV.

Shares of closed-end investment companies, including business development companies, may trade at a discount from NAV. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If the amount of any distribution exceeds the sum of our investment company taxable income, determined without regard to any deduction for distributions paid, and net capital gains, if any, then all or a portion of such distribution could constitute a return of capital to stockholders rather than dividend income for tax purposes. A return of capital is a return to investors of a portion of their original investment in the company rather than income or capital gains. A return of capital will have the effect of reducing a stockholder’s basis in its shares of common stock, which may, if such stockholder sells or otherwise disposes such stock at a price greater than its then-current basis, result in a higher taxable gain to such stockholder at the time of sale.

Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our distribution reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments. In addition, after the reinvestment period under the Credit Facility, asset sales proceeds, if any (including any realized gains), must be used to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Credit to us. Also, if certain coverage tests are not met under the Credit Facility or the Private Notes or if an event of default and acceleration occurs under the Credit Facility or the Private Notes, then income and capital gains which would otherwise be distributable by us to our stockholders will be diverted to pay down debt or other amounts due under the Credit Facility or the Private Notes, as applicable. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our ability to be subject to tax as a RIC, compliance with applicable business development company regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure investors that we will pay distributions to our stockholders in the future.

FATCA withholding may apply to payments to certain foreign entities.

Withholding of U.S. tax at a 30% rate is currently required on payments of dividends and, as of January 1, 2019, will be required on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply with certain information reporting, identification, certification, and related requirements imposed by FATCA. Stockholders and persons intended to hold common stock should consult their tax advisors regarding FATCA and how it may affect an investment in our stock.

Our stockholders could experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our distribution reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our distribution reinvestment plan could experience dilution in their ownership percentage of our common stock over time if we issue additional shares of our common stock.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

In order to satisfy the Annual Distribution Requirement, we may declare a large portion of a dividend in shares of our common stock instead of in cash. Historically, we have not declared any portion of our dividends in shares of our common stock. As long as at least 20% of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, including by any selling stockholders, adoption of an at-the-market issuance program, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, debt securities or convertible debt securities, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear)

all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our NAV, without a corresponding change to our NAV.

Risks Relating to Offerings Pursuant to this Prospectus

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;
•	loss of our qualification or ability to be subject to tax as a RIC or qualification as a business development company;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of WhiteHorse Advisers’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source or an event of default under a material financing contract.

See “Risks Relating to an Investment in our Common Stock” above for additional risks you should carefully consider before deciding to invest in shares of our common stock.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we may issue as well as to pay dividends on our common stock. Any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries. We depend upon the cash flow from our subsidiaries and the receipt of funds from them, any of which may be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we issue will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we may issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we may issue, dividends or other distributions.

Holders of preferred stock that we issue, if any, would have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	our ability to consummate new investments and the impact of such investments;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the ability of our investment adviser to locate suitable investments for us and to monitor our investments;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	our ability to make distributions to our stockholders;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipate,” “believe,” “expect,” “intend” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “believe,” “estimate,” “anticipate,” “predict,” “potential” and similar words to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies in accordance with our investment objective and strategies and for general corporate purposes. We expect that our new investments will consist primarily of senior secured debt investments in lower middle market companies. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of any offering of our securities. We may also use a portion of the net proceeds from the sale of our securities to repay amounts outstanding under our Credit Facility or any issued and outstanding Private Notes, as permitted. As of June 30, 2018, we had $187.8 million outstanding under our Credit Facility and, as of the date of this prospectus, we had $30.0 million issued and outstanding Private Notes.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we intend to invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

We have agreed to pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders, identified under “Selling Stockholders.” However, the selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering. We will not receive any proceeds from any sale of common stock by the selling stockholders.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the related financial statements and notes thereto. Financial information as of June 30, 2018 and 2017 and for the six months then ended was derived from our unaudited financial statements. Financial information as of December 31, 2017, 2016, 2015, 2014 and 2013 and for the years then ended has been derived from our consolidated financial statements that were audited by Crowe LLP, an independent registered public accounting firm.

	As of and for the six months ended June 30,		As of and for the years ended December 31,
	2018 (Unaudited)	2017 (Unaudited)	2017	2016	2015	2014	2013
	(Dollars in thousands, except per share data)
Statement of Operations data:
Total investment income	$31,259	$27,860	$54,804	$53,849	$47,074	$37,546	$37,617
Base management fees, net of fees waived	5,052	4,652	9,508	8,990	8,560	7,110	4,811
Performance-based incentive fees	6,035	3,365	6,553	6,755	4,323	3,387	4,800
All other expenses	6,987	6,385	12,531	11,093	13,436	10,048	8,696
Net investment income	13,185	13,458	26,212	27,011	20,755	17,001	19,310
Net realized gains (losses) on investments	73	23	108	(478)	(379)	(64)	—
Net change in unrealized appreciation (depreciation) on investments	19,649	3,423	8,128	4,796	(23,204)	2,607	(280)
Net increase (decrease) in net assets resulting from operations	32,907	16,904	34,448	31,329	(2,828)	19,544	19,030
Per share data:
NAV	14.87	13.83	13.98	13.63	13.33	15.04	15.16
Net investment income	0.64	0.73	1.36	1.48	1.36	1.13	1.29
Net realized gains (losses) on investments	—	—	0.01	(0.02)	(0.02)	—	—
Net change in unrealized appreciation (depreciation) on investments	0.96	0.18	0.40	0.26	(1.45)	0.17	(0.02)
Net increase (decrease) in net assets resulting from operations	1.60	0.91	1.77	1.72	(0.18)	1.30	1.27
Per share distributions declared	0.71	0.71	1.42	1.42	1.42	1.42	1.42
Dollar amount of distributions declared	14,578	13,001	27,573	25,992	22,455	21,276	21,257
Balance Sheet data at period end:
Investments, at fair value	511,370	437,893	440,680	411,714	415,343	403,500	272,439
Cash and cash equivalents	14,461	39,731	35,219	17,036	22,769	11,647	92,905
Restricted cash and cash equivalents	4,092	3,987	3,717	11,858	—	4,495	3,078
Other assets	8,544	5,662	5,915	5,626	3,599	7,200	5,731
Total assets	538,467	487,273	485,531	446,234	441,711	426,842	374,153
Total liabilities	233,186	203,488	198,579	196,845	197,659	201,484	147,151
Total net assets	305,281	283,785	286,952	249,389	244,052	225,358	227,002
Other data:
Weighted average effective yield on income producing investments(1)	12.0%	11.9%	11.9%	11.8%	11.8%	11.3%	11.8%
Weighted average effective yield on total portfolio, including equities(1)	11.4%	11.4%	11.4%	11.1%	11.0%	10.9%	11.8%
Number of portfolio investments at period end	52	39	43	37	35	37	21

(1)	Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

The following tables set forth, for the periods indicated, certain consolidated quarterly financial information (dollars in thousands, except per share amounts). This information is derived from our unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2018
	Q2	Q1
Total investment income	$14,654	$16,605
Net investment income	4,607	8,578
Net realized and unrealized gains on investments	73	5,275
Net increase in net assets resulting from operations	19,054	13,853
Earnings per share	0.93	0.68
NAV per share	14.87	14.30

	2017
	Q4	Q3	Q2	Q1
Total investment income	$13,920	$13,024	$14,285	$13,575
Net investment income	6,804	5,950	6,936	6,522
Net realized and unrealized gains on investments	1,684	3,106	339	3,107
Net increase in net assets resulting from operations	8,488	9,056	7,275	9,629
Earnings per share	0.41	0.45	0.39	0.53
NAV per share	13.98	13.92	13.83	13.80

	2016
	Q4	Q3	Q2	Q1
Total investment income	$13,359	$14,030	$13,050	$13,410
Net investment income	6,555	7,268	6,426	6,762
Net realized and unrealized gains (losses) on investments	2,519	1,326	1,703	(1,230)
Net increase in net assets resulting from operations	9,074	8,594	8,129	5,532
Earnings per share	0.50	0.47	0.44	0.30
NAV per share	13.63	13.48	13.37	13.28

	2015
	Q4	Q3	Q2	Q1
Total investment income	$11,934	$11,707	$12,162	$11,271
Net investment income	3,873 (1)	5,662	5,886	5,334
Net realized and unrealized losses on investments	(18,652)	(4,234)	(136)	(561)
Net (decrease) increase in net assets resulting from operations	(14,779)	1,428	5,750	4,773
Earnings per share	(0.98)	0.10	0.38	0.32
NAV per share	13.33	14.77	15.03	15.00

	2014
	Q4	Q3	Q2	Q1
Total investment income	$11,013	$9,265	$9,018	$8,250
Net investment income	4,976	4,043	3,992	3,990
Net realized and unrealized (losses) gains on investments	(1,380)	519	1,024	2,380
Net increase in net assets resulting from operations	3,594	4,563	5,017	6,370
Earnings per share	0.24	0.31	0.34	0.43
NAV per share	15.04	15.16	15.21	15.23

	2013
	Q4	Q3	Q2	Q1
Total investment income	$8,615	$11,122	$9,498	$8,382
Net investment income	4,169	6,282	4,850	4,009
Net realized and unrealized gains (losses) on investments	2,166	(262)	(1,683)	(501)
Net increase in net assets resulting from operations	6,335	6,020	3,167	3,508
Earnings per share	0.42	0.40	0.21	0.23
NAV per share	15.16	15.09	15.04	15.18

(1)	Includes $3.2 million of accelerated amortization of debt acquisition costs related to the refinancing of our revolving credit facility on December 23, 2015.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition, results of operations and cash flows should be read in conjunction with “Selected Consolidated Financial Data” and the financial statements and the related notes thereto of us appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we elected to be treated as a RIC under Subchapter M of the Code.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with approximately $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each of which is an affiliate of H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance, LLC. On December 4, 2012, we converted from a Delaware limited liability company into a Delaware corporation and elected to be treated as a business development company under the 1940 Act.

On December 4, 2012, we priced our initial public offering, or the IPO, selling 6,666,667 shares. Concurrent with the IPO, certain of our directors and officers, the managers of our Investment Adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement transaction exempt from the Securities Act, or the Concurrent Private Placement.

Our shares are currently listed on the NASDAQ Global Select Market under the symbol “WHF.”

We are a direct lender targeting debt investments in privately held, lower middle market companies located in North America. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on LIBOR plus a spread and have a term of three to six years. While we focus principally on originating senior secured loans to lower middle market companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the lower middle market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We expect to generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of us, WhiteHorse Advisers and its affiliates. Under our Investment Advisory Agreement, we have agreed to pay WhiteHorse Advisers an annual base management fee based on our average consolidated gross assets as well as an incentive fee based on our investment performance. See “Business — Management Agreements — Investment Advisory Agreement.” We have also entered into an Administration Agreement with WhiteHorse Administration. Under our Administration Agreement, we have agreed to reimburse WhiteHorse Administration for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement.

As of June 30, 2018, our investment portfolio consisted primarily of senior secured loans across 52 positions in 36 companies with an aggregate fair value of approximately $511.4 million. As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of approximately $440.7 million. As of December 31, 2016, our investment portfolio consisted primarily of senior secured loans across 37 positions in 29 companies with an aggregate fair value of approximately $411.7 million. At these dates, the majority of our portfolio comprised senior secured loans to lower middle market borrowers.

Revenues

We generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the portfolio company investments that we originated or acquire. Our debt investments, whether in the form of senior secured loans or mezzanine loans, typically have terms of three to six years and bear interest at a floating rate based on LIBOR or another interest rate index or at a fixed rate. Interest on debt securities is generally payable monthly or quarterly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we may also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as fee income when earned. Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Expenses

Our primary operating expenses include (1) investment advisory fees to WhiteHorse Advisers; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt; and (4) other operating costs as detailed below. Our investment advisory fees compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “Business — Management Agreements — Investment Advisory Agreement” and “Business — Management Agreements — Administration Agreement.”

We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our NAV and NAV per share (including the costs and expenses of independent valuation firms);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	the costs of all future offerings of common shares and other securities, and other incurrences of debt;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	transfer agent and custody fees and expenses;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent directors’ fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts, including deal sourcing and marketing to financial sponsors;
•	dues, fees and charges of any trade association of which we are a member;
•	our allocable portion of overhead and other expenses paid by the Adviser on our behalf; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief financial officer and chief compliance officer along with their respective staffs.

We reimburse the Adviser and the Administrator for expenses incurred by them on our behalf, as well as the actual cost of goods and services used for or by us and obtained from entities not affiliated with the Adviser or Administrator. Any such reimbursement is limited in amount to costs actually incurred by the Adviser or Administrator. We make no reimbursement for services for which the Adviser is entitled to compensation by way of a separate fee.

Recent Developments

In March 2018, the SBCAA was enacted into law. The SBCAA amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. On August 1, 2018, our stockholders approved the reduced asset coverage requirement as previously discussed. As a result, our asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018.

On May 15, 2018, the terms of the Credit Facility were amended and restated to, among other things, permit the financing of certain assets to be held by WhiteHorse California, a wholly owned subsidiary of WhiteHorse Credit, in the future.

On July 10, 2018, we notified American Stock Transfer & Trust Company, LLC, the trustee for our 6.50% Senior Notes due 2020, of our election to redeem the $30 million aggregate principal amount of the Senior Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the Senior Notes in accordance with the terms of the indenture agreement under which the Senior Notes are issued. The redemption was completed on August 9, 2018, and the Senior Notes were delisted from the NASDAQ Global Select Market.

On July 13, 2018, we entered into an agreement governing the issuance of $30 million aggregate principal amount of the Private Notes to qualified institutional investors in a private placement offered in reliance on Section 4(a)(2) of the Securities Act. The Private Notes have a fixed interest rate of 6.00% and are due on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by us or our affiliates in accordance with the terms of the Private Notes. Interest on the Private Notes will be due semiannually, and the interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Notes cease to have an investment grade rating. In addition, we are obligated to offer to repay the Private Notes at par if certain change in control events occur. The Private Notes are general unsecured obligations that rank pari passu with all of our outstanding and future unsecured unsubordinated indebtedness issued by us. The closing of the transaction occurred on August 7, 2018. We used the net proceeds from this offering, together with cash on hand, to redeem all of our Senior Notes, as discussed above.

On August 1, 2018, our board of directors approved the renewal of the Investment Advisory Agreement with WhiteHorse Advisers for a one-year term. Our board of directors considered the nature, extent and quality of the advisory and other services provided to us by WhiteHorse Advisers, our investment performance and that of WhiteHorse Advisers, the fee structures of comparable externally managed business development companies that engage in similar investing activities and various other matters.

Consolidated Results of Operations

Comparison of the Three and Six Months Ended June 30, 2018 and June 30, 2017

The consolidated results of operations described below may not be indicative of the results we report in future periods. Net investment income and net increase in net assets can vary substantially from period to period due to various reasons, including the level of new investments and the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net increases in net assets resulting from operations may not be meaningful.

Investment Income

Investment income for the three and six months ended June 30, 2018 totaled $14.7 million and $31.3 million, respectively, and was primarily attributable to interest, dividends and fees earned from investments in portfolio companies. This compares to investment income for the three and six months ended June 30, 2017 of $14.3 million and $27.9 million, respectively. Investment income increased primarily as a result of an increase in fee income resulting from prepayments, as well as an increase in interest income due to an increase in the average balance of income-earning investments and higher average interest rates. Included in investment income for the three and six months ended June 30, 2018 is $0.7 million and $2.8 million, respectively, of non-recurring fee income. Non-recurring fee income for the three and six months ended June 30, 2017 totaled $1.0 million and $1.5 million, respectively. We expect to generate some level of non-recurring fee income during most quarters from prepayments, amendments and other sources.

Operating Expenses

Expenses totaled $10.0 million and $18.1 million for the three and six months ended June 30, 2018, respectively. This compares to expenses of $7.3 million and $14.4 million for the three and six months ended June 30, 2017, respectively.

Interest expense totaled $2.8 million and $5.4 million for the three and six months ended June 30, 2018, respectively. We incurred interest expense of $2.6 million and $5.0 million for the three and six months ended June 30, 2017, respectively. The increase was due to a higher balance on the Credit Facility and interest rates resulting from an increase in LIBOR over the comparable period during the prior year.

Base management fees totaled $2.6 million and $5.1 million for the three and six months ended June 30, 2018, respectively, and $2.4 million and $4.7 million for the three and six months ended June 30, 2017, respectively. The increase in base management fees was attributable to an increase in total gross assets as compared to the prior year period.

Performance-based incentive fees totaled $3.9 million and $6.0 million for the three and six months ended June 30, 2018, respectively, and $1.7 million and $3.4 million for the three and six months ended June 30, 2017, respectively. The increase in performance-based incentive fees was attributable to an increase in net investment income, as well as an additional $2.2 million accrual for the capital gains incentive fee component, which was driven by the increase in unrealized appreciation in Aretec Group, Inc.

Administrative fees for the three and six months ended June 30, 2018 totaled $0.2 million and $0.4 million, respectively. This compares to administrative fees of $0.2 million and $0.3 million for the three and six months ended June 30, 2017, respectively.

General and administrative expenses were $0.6 million and $1.3 million for the three and six months ended June 30, 2018, respectively, and $0.5 million and $1.1 million during the three and six months ended June 30, 2017, respectively.

Net Realized and Unrealized Gains (Losses) on Investments

For the three and six months ended June 30, 2018, we incurred a net realized gain of approximately $73 thousand. For the three months ended June 30, 2017, we had no realized gains or losses. For the six months ended June 30, 2017, we generated a net realized gain of approximately $23 thousand.

For the three and six months ended June 30, 2018, we generated net unrealized appreciation of $14.4 million and $19.6 million, respectively. For the three and six months ended June 30, 2017, we generated net unrealized appreciation of $0.3 million and $3.4 million, respectively. Unrealized appreciation and depreciation generally arise from credit-related adjustments and the reversal of unrealized depreciation or appreciation due to repayments or disposals. Net unrealized appreciation during the three months ended June 30, 2018 was primarily attributable to a fair value increase in our investment in Aretec Group, Inc. and Sigue Corporation. Net unrealized appreciation during the six months ended June 30, 2018 related in part to fair value increases on our investments in Aretec Group, Inc. and Caelus Energy Alaska O3, LLC, partially offset by fair value markdowns on our investments in Sigue Corporation, Group HIMA San Pablo, Inc. and our equity shares in Fluent, Inc. as well as our term loan investment in Fluent, LLC.

Comparison of the Years Ended December 31, 2017, December 31, 2016 and December 31, 2015

The consolidated results of operations described below may not be indicative of the results we report in future periods. Net investment income and net increase in net assets can vary substantially from period to period due to various reasons, including the level of new investments and the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increases in net assets resulting from operations may not be meaningful.

Investment Income

Investment income for the years ended December 31, 2017, 2016 and 2015, respectively, totaled $54.8 million, $53.8 million and $47.1 million and was attributable to interest, fees and dividends earned from investments in portfolio companies. Investment income included fee income, primarily related to amendments and prepayments, of $2.9 million, $2.3 million and $1.9 million for the years ended December 31, 2017, 2016 and 2015, respectively. Non-recurring fee income for the years ended December 31, 2017, 2016 and 2015 totaled $2.4 million, $1.8 million and $1.6 million, respectively. Investment income excluding fee income increased due to larger investment portfolio balances, offset partially by the impact of spread compression. We expect to generate some level of non-recurring fee income each quarter from prepayments, amendments and other sources.

Operating Expenses

Expenses were $28.6 million, $26.8 million and $26.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Interest expense totaled $9.8 million, $8.2 million and $10.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Base management fees and performance-based incentive fees totaled $9.5 million and $6.6 million, respectively, for the year ended December 31, 2017, $9.0 million and $6.8 million, respectively, for the year ended December 31, 2016, and $8.6 million and $4.3 million, respectively, for the year ended December 31, 2015. Base management fees increased year over year due to the increase in total assets.

Administrative service fees totaled approximately $0.7 million, $0.7 million and $1.1 million for the years ended December 31, 2017, 2016 and 2015, respectively. Administrative services fees for the year ended December 31, 2016, decreased compared to December 31, 2015, primarily due to the departure of our former Chief Financial Officer in the third quarter of 2016.

Net Realized and Unrealized Gains and Losses on Investments

We incurred a net realized gain on investments of $0.1 million for the year ended December 31, 2017 and incurred net realized losses on investments of $0.5 million and $0.4 million, respectively, for the years ended December 31, 2016 and 2015.

Net unrealized appreciation of $8.1 million, net unrealized appreciation of $4.8 million and net unrealized depreciation of $23.2 million, respectively, for the years ended December 31, 2017, 2016 and 2015, due to credit related adjustments, which caused changes in fair value, and the reversal of unrealized appreciation or depreciation on investments disposed of during each of those years. The increase in unrealized appreciation on investments during the year ended December 31, 2017 was primarily attributable to fair value increases in our investments in Aretec Group, Inc., Caelus Energy Alaska O3, LLC, as well as the reversal of prior unrealized depreciation upon the full repayment on our investment in ProPetro Services, Inc. This was partially offset by fair value markdowns in our investments in Crews of California, Inc. and Outcome Health. The increase in net unrealized appreciation on investments during the year ended December 31, 2016 was primarily attributable to increases in the recognition of unrealized gains in our investments in Crews of California, Inc. and Securus Technologies Holdings, Inc., partially offset by the recognition of unrealized loss in our investment in Grupo HIMA San Pablo, Inc. The increase in net unrealized depreciation on investments for the year ended December 31, 2015 was primarily attributable to the recognition of unrealized loss in our investment in RCS Capital Corporation during the fourth quarter of 2015.

Financial Condition, Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders. We generate cash primarily from offerings of securities, the Credit Facility and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to fund a portion of our investments through future borrowings under the Credit Facility. In the future, we may obtain borrowings under other credit facilities and from issuances of senior securities. We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders.

Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Credit Facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility.

Comparison of the Six Months Ended June 30, 2018 and June 30, 2017

Our operating activities used cash and cash equivalents of $38.6 million during the six months ended June 30, 2018, primarily from the net acquisition of investments. Our financing activities generated cash and cash equivalents of $18.2 million during the six months ended June 30, 2018, primarily from net borrowings under our revolving credit facility, partially offset by the payment of distributions to stockholders.

Our operating activities used cash and cash equivalents of $8.9 million during the six months ended June 30, 2017, primarily due to the acquisition of investments. Our financing activities generated cash and cash equivalents of $23.7 million during the six months ended June 30, 2017, primarily from the issuance of common stock and net borrowings under our revolving credit facility, partially offset by the payment of distributions to stockholders.

As of June 30, 2018, we had cash and cash equivalent resources of $18.6 million, including $4.1 million of restricted cash. As of the same date, we had approximately $12.2 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit agreement.

As of December 31, 2017, we had cash and cash equivalent resources of $38.9 million, including $3.7 million of restricted cash. As of the same date, we had $45.0 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

Comparison of the Years Ended December 31, 2017, December 31, 2016 and December 31, 2015

Our operating activities generated cash and cash equivalents of approximately $7.2 million during the year ended December 31, 2017, primarily from cash collected on our net investment income partially offset by net cash deployed for the acquisition of investments. Our financing activities generated cash and cash equivalents of approximately $2.9 million during the year ended December 31, 2017, primarily from the issuance of common stock partially offset by the payment of distributions to stockholders.

Our operating activities generated cash and cash equivalents of approximately $34.1 million during the year ended December 31, 2016, primarily for the net proceeds from principal repayments and sale of portfolio investments. Our financing activities used cash and cash equivalents of approximately $28.0 million during the year ended December 31, 2016, primarily for the payment of distributions to stockholders.

Our operating activities used cash and cash equivalents of approximately $9.0 million during the year ended December 31, 2015, primarily from the net acquisitions of investments. Our financing activities generated cash and cash equivalents of approximately $15.6 million during the year ended December 31, 2015, primarily from the issuance of common stock, partially offset by the payment of distributions to stockholders.

As of December 31, 2017, we had cash and cash equivalent resources, including restricted cash, of $38.9 million. As of the same date, we had $45.0 million undrawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

As of December 31, 2016, we had cash and cash equivalents resources, including restricted cash, of $28.9 million. As of the same date, we had $45.0 million undrawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

As of December 31, 2015, we had cash and cash equivalents resources of $22.8 million. As of the same date, we had $98.0 million undrawn and available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the related credit and security agreement.

Capital Raises

On June 30, 2017, we completed an offering of 2,200,000 shares of our common stock at a public offering price of $13.97 per share. Our investment adviser agreed to bear a portion of the underwriting discounts and commissions in connection with the offering, such that the issuance of shares resulted in net proceeds to us of approximately $30.3 million, which was at or above our NAV per share at the time of the offering.

On November 20, 2015, we completed our non-transferable subscription rights offering to our stockholders of record as of October 23, 2015, which resulted in the issuance of 3,321,033 additional shares of our common stock at a price equal to $13.55 per share, the closing price of our common stock as of October 16, 2015. Our affiliates subscribed for 3,319,107 shares of our common stock. Record stockholders received one right for each share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every 4.511505 rights held, and record stockholders who fully exercised their rights were entitled to subscribe, subject to certain limitations and allotment, for additional shares that remained unsubscribed as a result of any unexercised rights. Our net proceeds from the rights offering was approximately $44.0 million, after payment of offering expenses of $1.0 million, including the dealer manager fee of $0.5 million.

Credit Facility

On September 27, 2012, WhiteHorse Finance Warehouse, LLC, or WhiteHorse Warehouse, entered into a $150 million secured revolving credit facility, or the Natixis Credit Facility, with an asset-backed commercial paper conduit, for which Natixis, New York Branch, provided liquidity support, to finance the business of WhiteHorse Warehouse in acquiring, managing and financing loans consistent with our investment strategy.

On December 23, 2015, WhiteHorse Credit entered into a $200 million revolving credit and security agreement with the Lender. We drew $102.0 million on the Credit Facility and used the proceeds to repay the Natixis Credit Facility in full. On June 27, 2016, the Credit Facility was amended and restated to clarify certain terms. On June 29, 2017, the Credit Facility was again amended and restated to, among other things, (i) extend the maturity date to December 29, 2021, (ii) increase the amount contained within the accordion feature which allows for the expansion of the borrowing limit from $220 million to $235 million and (iii) reduce the interest rate spread applicable on outstanding borrowings to 2.75%. On May 15, 2018, the

Credit Facility was further amended and restated to permit the financing of certain assets held by WhiteHorse California, a wholly owned subsidiary of WhiteHorse Credit.

As of June 30, 2018, there were $187.8 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the credit agreement, approximately $12.2 million was available to be drawn on such date. The facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $428.8 million as of June 30, 2018.

As of December 31, 2017, we had $155.0 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately $45.0 million was available to be drawn on such date. The Credit Facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $376.1 million as of December 31, 2017.

As of December 31, 2016, there were $155.0 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately $40 million was available to be drawn on such date. The Credit Facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $356.9 million as of December 31, 2016.

As of December 31, 2015, there were $102.0 million in outstanding borrowings under the Credit Facility and, based on collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately $36.0 million was available to be drawn on such date. The Credit Facility is secured by all of the assets of WhiteHorse Credit, which included loans with a fair value of $282.0 million as of December 31, 2015.

The Credit Facility provides for borrowings in an aggregate principal amount up to $200.0 million with an accordion feature which allows for the expansion of the borrowing limit up to $235.0 million, subject to consent from the lender and other customary conditions. Prior to December 29, 2020, the minimum required outstanding borrowings under the Credit Facility are $155 million, unless the accordion feature is exercised, at which time the minimum required outstanding borrowings will be $175 million.

Under the Credit Facility, there are two coverage tests that WhiteHorse Credit must meet on specified compliance dates in order to permit WhiteHorse Credit to make new borrowings under the Credit Facility and to make distributions in the ordinary course — a borrowing base test and a market value test. The borrowing base test compares, at any given time, the aggregate outstanding amount of all Lender advances under the Credit Facility less the amount of principal proceeds in respect of the collateral on deposit in the accounts to the net asset value of the collateral, as set forth in the credit agreement and related documentation. To meet the borrowing base test, this ratio must be less than or equal to 50%, as set forth in the credit agreement and related documentation. To meet the market value test, the value of WhiteHorse Credit’s portfolio investments must exceed a minimum of 165% of the aggregate outstanding amount of all Lender advances as set forth in the credit agreement and related documentation.

Advances under the Credit Facility are based on the three month LIBOR plus an annual spread of 2.75%. Interest is generally payable quarterly in arrears. WhiteHorse Credit is required to pay a non-usage fee which accrues at 1.00% per annum (or 0.60% per annum with respect to any date in which the aggregated amount of outstanding borrowings is greater than 77.5% of the total commitments), on the average daily unused amount of the financing commitments, to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The non-usage fee was waived through September 22, 2016 while borrowings under the Credit Facility exceeded $100 million. WhiteHorse Credit paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the Credit Facility. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 29, 2021.

The Credit Facility and the related documents require WhiteHorse Finance and WhiteHorse Credit to, among other things, agree to make certain customary representations and to comply with customary affirmative and negative covenants. The Credit Facility also includes customary events of default for credit facilities of this nature, including breaches of representations, warranties or covenants by WhiteHorse Finance or WhiteHorse Credit, the occurrence of a change in control, or failure to maintain certain required ratios.

If we fail to perform our obligations under the credit agreement or the related agreements, an event of default may occur under the credit agreement, which could cause the Lender to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the Credit Facility. Any such developments could have a material adverse effect on our financial conditions and results of operations.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Senior Notes

On July 23, 2013, we completed a public offering of $30.0 million of aggregate principal amount of Senior Notes, the net proceeds of which were used to reduce outstanding obligations under our Unsecured Term Loan (as defined below). Interest on the Senior Notes were paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes would have matured on July 31, 2020. The Senior Notes were our direct senior unsecured obligations and were structurally subordinate to borrowings under the Credit Facility. The Senior Notes were previously listed on the NASDAQ Global Select Market under the symbol “WHFBL.”

On July 10, 2018, we notified American Stock Transfer & Trust Company, LLC, the trustee for our Senior Notes, of our election to redeem the $30 million aggregate principal amount of the Senior Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the Senior Notes in accordance with the terms of the indenture agreement under which the Senior Notes were issued. The redemption was completed on August 9, 2018 and the Senior Notes were delisted from the NASDAQ Global Select Market.

On July 13, 2018, we entered into an agreement governing the issuance of $30 million aggregate principal amount the Private Notes to qualified institutional investors in a private placement offered in reliance on Section 4(a)(2) of the Securities Act. The Private Notes have a fixed interest rate of 6.00% and are due on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by us or our affiliates in accordance with the terms of the Private Notes. Interest on the Private Notes will be due semiannually, and the interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Notes cease to have an investment grade rating. In addition, we are obligated to offer to repay the Private Notes at par if certain change in control events occur. The Private Notes are general unsecured obligations that rank pari passu with all of our outstanding and future unsecured unsubordinated indebtedness issued by us. The closing of the transaction occurred on August 7, 2018. We used the net proceeds from this offering, together with cash on hand, to redeem all of our Senior Notes, as discussed above.

Distributions

During the six months ended June 30, 2018 and 2017, we declared to stockholders distributions of $0.355 per share, for total distributions of $7.3 million and $6.5 million, respectively.

During each of the years ended December 31, 2017, 2016 and 2015, we declared distributions of $1.42 per share for total distributions of $27.6 million, $26.0 million and $22.5 million, respectively. We monitor available net investment income to determine if a return of capital for taxation purposes may occur for the fiscal year.

To the extent our taxable earnings fall below the total amount of our distributions for a fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. During the six months ended June 30, 2018, we estimate that distributions to stockholders did not include any return of capital, but included $3.8 million of long-term capital gains, for tax purposes, based on current earnings for the fiscal year ending December 31, 2018. Notices to stockholders will be provided in accordance with Section 19(a) of the 1940 Act. For the year ended December 31, 2017, distributions to stockholders did not include a return of capital, but did include approximately $0.9 million relating to long-term capital gains, for tax purposes. For the year ended December 31, 2016, distributions to stockholders did not include a return of capital for tax purposes. For the year ended December 31, 2015, distributions to stockholders included a return of capital of $0.8 million for tax purposes.

The specific tax characteristics of the distribution are reported to stockholders subject to tax reporting on Form 1099-DIV after the end of each calendar year and in our periodic reports with the SEC. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

Portfolio Investments and Yield

As of June 30, 2018, our investment portfolio consisted primarily of senior secured loans across 52 positions in 36 companies with an aggregate fair value of $511.4 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and nearly all of those loans were variable-rate investments (primarily indexed to LIBOR) with the single fixed-rate loan investment representing less than 0.1% based on fair value. As of June 30, 2018, our portfolio had an average investment size of $9.8 million based on fair value, with investment sizes ranging from less than $0.1 million to $37.4 million and a weighted average effective yield of 12.0% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.4% as of this date.

As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of $440.7 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and approximately 99.9% of those loans were variable-rate investments (primarily indexed to LIBOR) based on fair value. As of December 31, 2017, our portfolio had an average investment size of $10.2 million based on fair value, with investment sizes ranging from less than $0.1 million to $25.7 million and a weighted average effective yield of 11.9% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.4% as of this date.

As of December 31, 2016, our investment portfolio consisted primarily of senior secured loans across 37 positions in 29 companies with an aggregate fair value of $411.7 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and approximately 99.8% of those loans were variable-rate investments (primarily indexed to LIBOR). As of December 31, 2016, our portfolio had an average investment size of $10.8 million, with investment sizes ranging from less than $0.2 million to $26.7 million and a weighted average effective yield of 11.8% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.1% as of this date.

As of December 31, 2015, our investment portfolio consisted primarily of senior secured loans across 35 positions in 29 companies with an aggregate fair value of $415.3 million. As of that date, the majority of our portfolio was comprised of senior secured loans to lower middle market borrowers and approximately 97.1% of those loans were variable-rate investments (primarily indexed to LIBOR). As of December 31, 2015, our portfolio had an average investment size of $12.3 million, with investment sizes ranging from less than $0.1 million to $41.0 million and a weighted average effective yield of 11.8% on our income-producing investments. The weighted average effective yield on our total portfolio, including equities, was 11.0% as of this date.

For the six months ended June 30, 2018, we invested $164.5 million in new and existing portfolio companies, partially offset by repayments and sales of $116.2 million. Proceeds from sales totaled $4.8 million while repayments included $4.4 million of scheduled repayments and $107.0 million of unscheduled repayments.

For the six months ended June 30, 2017, we invested $86.5 million in new and existing portfolio companies, partially offset by repayments and sales of $65.7 million. Proceeds from sales totaled $9.1 million while repayments included $5.1 million of scheduled repayments and $51.5 million of unscheduled repayments.

For the year ended December 31, 2017, we invested $137.6 million in new and existing portfolio companies, offset by repayments and sales of $120.6 million. Proceeds from sales totaled $11.7 million while repayments included $25.9 million of scheduled repayments and $83.0 million of unscheduled repayments.

For the year ended December 31, 2016, WhiteHorse Finance invested $121.5 million in new and existing portfolio companies, offset by repayments and sales of $133.7 million. Repayments included $23.4 million of scheduled repayments and $110.3 million of unscheduled repayments.

For the year ended December 31, 2015, WhiteHorse Finance invested $167.7 million in new and existing portfolio companies, offset by repayments and sales of $135.0 million. Proceeds from sales totaled $38.3 million while repayments included $14.7 million of scheduled repayments and $82.0 million of unscheduled repayments.

We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our Investment Adviser uses several methods to evaluate and monitor the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;
•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our Investment Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our Investment Adviser, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of 5 indicates an investment is in payment default and has significant risk of not receiving full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value:

	June 30, 2018		December 31, 2017		December 31, 2016
Investment Performance Rating	Investments at Fair Value (in millions)	Percentage of Total Portfolio	Investments at Fair Value (in millions)	Percentage of Total Portfolio	Investments at Fair Value (in millions)	Percentage of Total Portfolio
1	$66.1	12.9%	$—	—%	$—	—%
2	376.5	73.7	369.7	83.9	358.2	87.0
3	68.7	13.4	70.8	16.1	53.5	13.0
4	0.1	0.0	0.2	0.0	—	—
5	—	—	—	—	—	—
Total Portfolio	$511.4	100.00%	$440.7	100.0%	$411.7	100.0%

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our consolidated financial statements. However, from time to time, inflation may impact the operating results of our portfolio companies.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve elements of liquidity and credit risk in excess of the amount recognized on the consolidated statements of assets and liabilities. As of June 30, 2018, we had commitments to fund approximately $9.0 million of revolving lines of credit or delayed draw facilities to our portfolio companies. As of December 31, 2017 and 2016, we had commitments to fund approximately $6.4 million and $0.0 million, respectively, of revolving lines of credit or delayed draw facilities to our portfolio companies. During the three and six months ended June 30, 2018, we funded commitments of $3.9 and $6.3 million, respectively relating to new and existing investments that were outstanding as of June 30, 2018. During the year ended December 31, 2017, we funded commitments of $0 million that were outstanding as of December 31, 2016. During the year ended December 31, 2016, we funded commitments of $14.0 million that were outstanding as of December 31, 2015.

Distributions

In order to maintain our ability to be subject to tax as a RIC and to avoid the imposition of corporate-level tax on income, we must meet the Annual Distribution Requirement.

The timing and amount of our quarterly distributions, if any, are determined by our board of directors. While we intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution, we may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions.

We have adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our distribution reinvestment plan. If a stockholder “opts out,” that stockholder receives cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Contractual Obligations

A summary of our significant contractual payment obligations as of June 30, 2018 is as follows:

	Payments Due by Period (Dollars in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Credit Facility	$187.8	$—	$—	$187.8	$—
Senior Notes(1)	30.0	—	30.0	—	—
Total contractual obligations	$217.8	$—	$30.0	$187.8	$—

(1)	On August 9, 2018, we redeemed 100% of the $30 million aggregate principal amount of the Senior Notes outstanding and delisted the Senior Notes from the NASDAQ Global Select Market.

As of June 30, 2018, we had $12.2 million of unused borrowing capacity under the Credit Facility.

We entered into the Investment Advisory Agreement with WhiteHorse Advisers in accordance with the 1940 Act. The Investment Advisory Agreement became effective upon the pricing of the IPO. Under the Investment Advisory Agreement, WhiteHorse Advisers manages our day-to-day investment operations and provides us with access to personnel and an investment committee and certain other resources so that we may fulfill our obligation to act as portfolio manager of WhiteHorse Credit under the Credit Facility. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a management fee equal to a percentage of the value of our consolidated gross assets and (2) an incentive fee based on our performance. See “Business — Management Agreements — Investment Advisory Agreement.”

We also entered into the Administration Agreement with WhiteHorse Administration on December 4, 2012. Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. WhiteHorse Administration also furnishes us with the resources necessary for us to act as portfolio manager to WhiteHorse Credit under the Credit Facility. If requested to provide managerial assistance to our portfolio companies, WhiteHorse Administration will be paid an additional amount based on the services provided, which amount will not, in any case, exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of WhiteHorse Administration’s overhead expenses in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer along with their respective staffs. See “Business — Management Agreements — Administration Agreement.”

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	WhiteHorse Advisers manages the day-to-day operations of, and provides investment management services to, us pursuant to the Investment Advisory Agreement.
•	WhiteHorse Administration and certain of its affiliates provide us with the office facilities and administrative services, including access to the resources necessary for us to perform our obligations as portfolio manager of WhiteHorse Credit under the Credit Facility and for certain portfolio companies, pursuant to the Administration Agreement.
•	We entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name.

WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, WhiteHorse Advisers, WhiteHorse Administration or their respective affiliates may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Such persons may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with WhiteHorse Advisers or WhiteHorse Administration. WhiteHorse Advisers or its affiliates will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

We depend on the communications and information systems and policies of WhiteHorse Advisers and its affiliates as well as certain third-party service providers to monitor and prevent cybersecurity incidents. Our board of directors and management periodically review and assess the effectiveness of such communications and information systems and policies.

Impact of Tax Reform

On December 22, 2017, the Tax Cuts and Jobs Act was enacted. The Tax Cuts and Jobs Act, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. Although we currently believe the new tax law will not have a material impact on us, the effects of the various provisions of the Tax Cuts and Jobs Act listed above on the respective tax positions of us, our stockholders and our portfolio companies depend on the factual circumstances of each, over time.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Principles of Consolidation

Under the investment company financial accounting guidance, as formally codified in ASC Topic 946, Financial Services-Investment Companies, we are precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, we generally consolidate any investment company when we own 100% of its partners’ or members’ capital or equity units. We own a 100% equity interest in each of WhiteHorse Credit and WhiteHorse Warehouse, which are investment companies for accounting purposes. As such, we have consolidated the accounts of WhiteHorse Credit and its subsidiary, WhiteHorse California, and WhiteHorse Warehouse into our financial statements. As a result of this consolidation, the amount outstanding under Credit Facility is treated as our indebtedness.

Valuation of Portfolio Investments

We value our investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers or other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination. Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on approximately 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event occurs with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring in accordance with our valuation procedures.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our Investment Adviser.
•	The audit committee of our board of directors reviews these preliminary valuations, and on a quarterly basis, reviews the bases of the valuations by our Investment Adviser and the independent valuation firms.
•	At least once annually, the valuation for each significant portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.”

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Investment Adviser are most relevant to such investment, including being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statements of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discount as well as any other market purchase discount or premium on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments. Dividend income is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. We defer these origination fees and deduct them from the cost basis of the investment and subsequently accrete them into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. We accrue facility fees, sometimes referred to as asset management fees, as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and we record them on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and we account for them upon completion of the amendments or waivers, generally when such fees are receivable. We include any such fees in fee income on the consolidated statements of operations.

Recent Accounting Pronouncements

During March 2017, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, to amend the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, entities generally amortize the premium as an adjustment of yield over the contractual life of the instrument. The new guidance shortened the amortization period for the premium to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. The amendments in this guidance are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We are currently evaluating the impact of this guidance on our consolidated financial statements and related disclosures but do not expect this guidance to have a material impact as we do not hold any material purchased callable debt securities at a premium.

During January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance is expected to reduce the number of transactions that need to be further evaluated as businesses. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. We adopted this guidance effective January 1, 2018, and the adoption of this standard did not have an impact on our financial condition, results of operations or cash flows.

During November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230 ): Restricted Cash, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts presented on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. We adopted this ASU effective December 31, 2017. The adoption of this ASU impacted the presentation of cash and cash equivalents on our consolidated statements of cash flows with inclusion of restricted cash for each of the periods presented.

During August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after

December 15, 2017. We adopted this guidance effective January 1, 2018, and the adoption of this standard did not have a material impact on our cash flows or disclosures.

During January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, this ASU changes the disclosure requirements for financial instruments. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. We adopted this guidance effective January 1, 2018, and the adoption of this guidance did not have a material impact on our consolidated financial statements or related disclosures as we do not hold any investments at amortized cost.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods, including interim periods within those reporting periods, beginning after December 15, 2017. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU 2014-09. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606). The amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” All of the guidance issued in conjunction with ASU 2014-09 have the same effective date as the original standard and should be adopted concurrent with the adoption of ASU 2014-09. We adopted the revised provisions to ASC Topic 606 effective January 1, 2018 using the modified retrospective method. The adoption of this guidance did not result in a change to the accounting for any of our revenue streams; as such, no cumulative effect adjustment was recorded.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, many of the loans in our portfolio had floating interest rates, and we expect that many of our loans to portfolio companies in the future will also have floating interest rates. These loans are usually based on a floating rate based on LIBOR that resets quarterly to the applicable LIBOR. Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we plan to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Assuming that the consolidated statement of assets and liabilities as of June 30, 2018 was to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (dollars in thousands):

Basis point increase	Increase in Interest Income	Increase in Interest Expense	Net Increase
100	$5,633	$1,878	$3,755
200	10,270	3,756	6,514
300	14,907	5,634	9,273
400	19,544	7,512	12,032
500	24,181	9,390	14,791

As of June 30, 2018, nearly all of the floating rate investments in our portfolio had interest rate floors. Variable-rate investments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. As of June 30, 2018, LIBOR was above the floor for all variable-rate investments.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect net increase in net assets resulting from operations or net income. It also does not adjust for the effect of the time-lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

SENIOR SECURITIES
(In Thousands)

Information about our senior securities is shown in the following tables as of December 31, 2017, 2016, 2015, 2014, 2013 and 2012 and as of June 30, 2018. The report of our independent registered public accounting firm, Crowe LLP, on the senior securities table as of December 31, 2017, 2016, 2015, 2014, 2013 and 2012, is attached as an exhibit to the registration statement of which this prospectus is a part. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility(5)
Fiscal 2018 (as of June 30, 2018, unaudited)	$187,800	$2,418	$—	N/A
Fiscal 2017	155,000	2,576	—	N/A
Fiscal 2016	155,000	2,368	—	N/A
Fiscal 2015	102,000	2,305	—	N/A
Fiscal 2014	105,500	2,183	—	N/A
Fiscal 2013	25,000	3,064	—	N/A
Fiscal 2012	51,250	2,622	—	N/A
Senior Notes(6)
Fiscal 2018 (as of June 30, 2018, unaudited)	$30,000	$2,418	$—	$1,023
Fiscal 2017	30,000	2,576	—	1,026
Fiscal 2016	30,000	2,368	—	1,005
Fiscal 2015	30,000	2,305	—	1,010
Fiscal 2014	30,000	2,183	—	1,006
Fiscal 2013	30,000	3,064	—	982

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Unsecured Term Loan(7)
Fiscal 2015	$55,000	$2,305	$—	N/A
Fiscal 2014	55,000	2,183	—	N/A
Fiscal 2013	55,000	3,064	—	N/A
Fiscal 2012	90,000	2,622	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in thousands), exclusive of debt issuance costs.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit (including for the Senior Notes, which were issued in $25 increments).
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, except for with respect to the Senior Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for the Senior Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.
(5)	On September 27, 2012, WhiteHorse Warehouse entered into the Natixis Credit Facility. On December 23, 2015, WhiteHorse Credit entered into the Credit Facility, and we drew $102.0 million on the Credit Facility and used the proceeds to repay the Natixis Credit Facility in full.
(6)	On August 9, 2018, we redeemed 100% of the $30 million aggregate principal amount of the Senior Notes outstanding and delisted the Senior Notes from the NASDAQ Global Select Market.
(7)	On June 30, 2016, we repaid in full the outstanding balance of $55.0 million due under the Unsecured Term Loan.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on December 5, 2012 and is currently traded on the NASDAQ Global Select Market under the symbol “WHF”. The following table sets forth, for each fiscal quarter since January 1, 2016, the NAV per share of our common stock, the high and low closing sales price for our common stock, such closing sales price as a premium or discount to our NAV per share and quarterly distributions declared per share.

Period	NAV(1)	Closing Sales Price		Premium (Discount of High Sales Price to NAV(2)	(Discount) of Low Sales Price to NAV(2)	Distributions Declared Per Share(3)
		High	Low
Fiscal year ending December 31, 2018
Fourth Quarter (as of October 19, 2018)	N/A	$13.90	$13.05	N/A	N/A	$—
Third Quarter	N/A	15.29	13.80	N/A	N/A	0.355
Second Quarter	14.87	15.80	12.52	6.3%	(15.8)%	0.355
First Quarter	14.30	13.38	10.99	(6.4)	(23.1)	0.355
Fiscal year ended December 31, 2017
Fourth Quarter	$13.98	$15.04	$13.42	7.6%	(4.0)%	$0.355
Third Quarter	13.92	14.90	13.15	7.1	(5.5)	0.355
Second Quarter	13.83	14.65	13.30	5.9	(3.8)	0.355
First Quarter	13.80	13.86	12.22	0.5	(11.4)	0.355

Period	NAV(1)	Closing Sales Price		Premium (Discount of High Sales Price to NAV(2)	(Discount) of Low Sales Price to NAV(2)	Distributions Declared Per Share(3)
		High	Low
Fiscal year ended December 31, 2016
Fourth Quarter	$13.63	$12.61	$10.40	(7.5)%	(23.7)%	$0.355
Third Quarter	13.48	12.07	10.89	(10.5)	(19.2)	0.355
Second Quarter	13.37	10.98	9.81	(17.9)	(26.6)	0.355
First Quarter	13.28	12.25	9.38	(7.8)	(29.4)	0.355

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV shown is based on outstanding shares at the end of the period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Unless otherwise noted, the distributions were declared from net investment income and long-term capital gains and did not include a return of capital.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to NAV is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

The last reported closing market price of our common stock on October 19, 2018 was $13.05 per share. As of October 19, 2018, we had 17 stockholders of record.

During the six months ended June 30, 2018, we estimate that distributions to stockholders did not include any return of capital, but included $3.8 million of long-term capital gains, for tax purposes, based on current earnings for the fiscal year ending December 31, 2018. For the year ended December 31, 2017, distributions to stockholders did not include a return of capital, but did include approximately $0.9 million relating to long-term capital gains, for tax purposes. For the year ended December 31, 2016, distributions to stockholders did not include a return of capital for tax purposes.

Our distributions, if any, are determined by the board of directors. We have elected to be treated as a RIC under Subchapter M of the Code. To maintain our ability to be subject to tax as a RIC each taxable year, we must meet the Annual Distribution Requirement. In addition, we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules with respect to each calendar year. If we do not meet the required distributions with respect to any calendar year we will generally be subject to a 4% nondeductible federal excise tax on the undistributed amount. See “Tax Matters — Taxation as a RIC.”

We currently intend to distribute net capital gains (i.e. net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Tax Matters — Taxation of U.S. Stockholders.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may give approval for us to sell shares of our common stock below our then-current NAV per share during a 12-month period in one or more public offerings of our common stock in the future. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;
•	The potential market impact of being able to raise capital in the current financial market;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments;
•	The leverage available to us, both before and after the offering and other borrowing terms; and
•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of WhiteHorse Finance or from the offering of common stock at premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (as used in this section, the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering.

For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100,000,000 shares outstanding, the sale of an additional 25,000,000 shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%.

If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125,000,000 shares and contemplated an additional offering, we could, for example, propose to sell approximately 31,250,000 additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small number of shares in the offering or a relatively large number of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares of common stock, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.001 per share after offering expenses and commissions (effectively a 100% discount from NAV). The 100% column in the following table is presented for illustrative purposes only, as our directors would not be able to approve such an offering under Delaware law.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total investment by Stockholder A (assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total dilution to Stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per share held by Stockholder A	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per share held by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by Stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage dilution to Stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical 25% discount offering from the prior chart for Stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares, which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by Stockholder A	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$(2,988)	—	$1,037
Per Share Amounts
NAV per share held by Stockholder A	—	$9.50	—	$9.50
Investment per share held by Stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	9.42	(5.80)%
(Dilution)/accretion per share held by Stockholder A (NAV per share less investment per share)	—	(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Stockholder A (dilution/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on Stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.001 per share after offering expenses and commissions (effectively a 100% discount from NAV). The 100% column in the following table is presented for illustrative purposes only, as our directors would not be able to approve such an offering under Delaware law.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder A
Shares held by Stockholder A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage held by Stockholder A	—	0.05%	—	0.90%	—	0.20%	—	0.20%	—
Total Asset Values
Total NAV held by Stockholder A	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total investment by Stockholder A	—	$5,000	—	$9,470	—	$19,725	—	$2.50	—
Total (dilution)/accretion to Stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—	$19,997.50	—
Per Share Amounts
NAV per share held by Stockholder A	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per share held by Stockholder A	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
(Dilution)/Accretion per share held by Stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—	$8.00	—
Percentage (dilution)/accretion to Stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	—

THE COMPANY

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we elected to be treated as a RIC under Subchapter M of the Code and intend to qualify annually for such treatment.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with approximately $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each of which is an affiliate of H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance, LLC. On December 4, 2012, we converted from a Delaware limited liability company into a Delaware corporation and elected to be treated as a business development company under the 1940 Act.

On December 4, 2012, we priced our IPO selling 6,666,667 shares. Concurrent with the IPO, certain of our directors and officers, the managers of our Investment Adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through the Concurrent Private Placement.

We are a direct lender targeting debt investments in privately held, lower middle market companies located in the United States. We define the lower middle market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries. Such loans typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we focus principally on originating senior secured loans to lower middle market companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends. These investment objectives may be changed by our board of directors without prior approval of our common stockholders.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of June 30, 2018, our investment portfolio consisted primarily of senior secured loans across 52 positions in 36 companies, with an aggregate fair value of approximately $511.4 million. As of December 31, 2017, our investment portfolio consisted primarily of senior secured loans across 43 positions in 32 companies with an aggregate fair value of approximately $440.7 million. As of December 31, 2016, our investment portfolio consisted primarily of senior secured loans across 37 positions in 29 companies with an aggregate fair value of approximately $411.7 million. At these dates, the majority of our portfolio comprised senior secured loans to lower middle market borrowers.

WhiteHorse Advisers

Our investment activities are managed by our investment adviser, WhiteHorse Advisers. WhiteHorse Advisers is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. WhiteHorse Advisers was organized in May 2012 and is a registered investment adviser under the Advisers Act. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by us to our Investment Adviser. Unlike most closed-end funds whose fees are based on assets net of leverage, our base management fee is based on our average-adjusted gross assets (including leverage, unrealized depreciation or appreciation on derivative instruments, and cash collateral on deposit with custodian) and, therefore, our Investment Adviser benefits when we incur debt or use leverage.

Additionally, under the incentive fee structure, our Investment Adviser benefits when capital gains are recognized and, because it determines when a holding is sold, our Investment Adviser controls the timing of the recognition of capital gains. Our board of directors is charged with protecting our interests by monitoring how our Investment Adviser addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, our independent directors periodically review WhiteHorse Advisers’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. See “The Adviser and the Administrator — Investment Advisory Agreement — Board of Directors’ Approval of the Investment Advisory Agreement.”

WhiteHorse Advisers is an affiliate of H.I.G. Capital. WhiteHorse Advisers entered into the Staffing Agreement with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. See “Business — Staffing Agreement” for a discussion of the Staffing Agreement. We believe that the Staffing Agreement provides our Investment Adviser with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by H.I.G. Capital in the ordinary course of its business and commits the members of H.I.G. Capital’s investment committee to serve as members of our investment committee.

WhiteHorse Administration

WhiteHorse Administration, an affiliate of WhiteHorse Advisers, provides the administration services necessary for us to operate. The Administrator furnishes us with office facilities and equipment and provides us clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records we are required to maintain and preparing our reports to our stockholders and reports filed with the SEC. In addition, the Administrator also assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, printing and disseminating reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator may retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to the review and approval of our board of directors) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

H.I.G. Capital

H.I.G. Capital, founded in 1993, is a leading global alternative asset manager focused on the lower middle market. As of June 30, 2018, H.I.G. Capital managed approximately $21 billion of capital (based on the regulatory AUM as reported on Form ADV) across multiple investment funds. As of June 30, 2018, H.I.G. Capital operated through domestic offices in Atlanta, Boston, Chicago, Dallas, Los Angeles, Miami, New York, San Francisco and Stamford and international offices in Bogota, Hamburg, London, Luxembourg, Madrid, Mexico City, Milan, Paris, Rio de Janeiro and São Paulo and had a team of approximately 350 investment professionals. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the lower middle market business community consisting of accountants, attorneys, and other advisors who have access to lower middle market companies. We believe that H.I.G. Capital, as an experienced lower middle market investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the lower middle market. H.I.G. Capital is headquartered in Miami, Florida.

Market Opportunity

We pursue an investment strategy focused on originating senior secured loans to lower middle market companies, including first lien and second lien facilities. We may also make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and receive warrants to purchase common stock in connection with our debt investments. We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the lower middle market credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  We believe that several factors render traditional banks and providers of credit ill-suited to lend to lower middle market companies. In our experience, lending to lower middle market companies: (1) is generally more labor intensive than lending to larger companies due to fewer management resources at lower middle market companies and often fragmented information available regarding such companies, particularly where no financial sponsor is involved, (2) requires more rigorous due diligence and underwriting practices than lending to larger companies and (3) requires a substantial network of deal sources to identify appropriate opportunities because such borrowers often do not engage a financial advisor, or engage smaller, less sophisticated financial advisors focused on the lower middle market. As a result, only a limited segment of the lending community has historically served lower middle market borrowers.

Decrease in Commercial Bank Lending Activity.  In recent years, regulatory changes and ongoing consolidation of smaller commercial banks have curtailed U.S. bank lending capacity. In response, we believe that many remaining commercial banks have deemphasized their service and product offerings to lower mid-cap companies in favor of lending to larger customers. We believe that the relative decline in the number of commercial banks and a shift in emphasis by remaining banks has driven a higher volume of lower middle market deal flow to us.

Lower Middle Market Environment.  We believe that as the economic recovery continues following the credit crisis, there has been increased competition for lower middle market investments due to new hedge funds and non-bank lenders that have entered the market and due to improving financial performance of lower middle market companies. However, we believe that our strong lower middle market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Significant Demand for Credit.  We believe that, despite the constrained supply situation, demand for debt financing from lower middle market companies will remain strong. Lower middle market companies consistently require credit to support investments and growth initiatives and to finance acquisitions. We believe the strong demand by lower middle market companies should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the lower middle market credit market which allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, lower middle market borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in lower middle market companies enhance protections and reduce or eliminate inter-creditor issues. In addition, lower middle market lenders face less competition than lenders to larger companies. As a result, lower middle market lenders frequently have greater flexibility in structuring favorable transactions.

We believe these factors, taken together, should increase lending opportunities for us and enable us to generate attractive risk-adjusted returns.

Competitive Strengths

Leading Lower Middle Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the lower middle market. With more than 20 years of investment experience focused primarily on lower middle market companies, H.I.G. Capital believes it has a specialized knowledge of the lower middle market and expertise in evaluating the issues and opportunities facing lower middle market companies throughout economic cycles. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Large and Experienced Management Team with Substantial Resources.  Our Investment Adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s large infrastructure, including over 630 employees in 19 offices across the United States, Europe and South America as of June 30, 2018. As of such date, H.I.G. Capital had approximately 350 experienced investment professionals, including approximately 122 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and contributes to the strength of our business.

Extensive Deal Sourcing Infrastructure.  We believe that, given the inefficiencies of the lower middle market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that used for investing in larger companies. Through the Staffing Agreement, our Investment Adviser has access to H.I.G. Capital’s extensive proprietary deal flow network of informal and unconventional potential deal sources in the lower middle market business community, including accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to lower middle market companies. This sourcing network has been built over more than 20 years, as H.I.G. Capital has focused its growth on increasing and improving its strategic capabilities for investing in the lower middle market. Unlike other private equity firms that have grown “vertically” during this timeframe by raising larger funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the lower middle market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for lower middle market companies. H.I.G. Capital’s investment professionals are actively involved in sourcing opportunities. In addition, H.I.G. Capital’s in-house business development group of more than 20 dedicated deal sourcing professionals, as of June 30, 2018, remains in close contact with potential sources of opportunities through an outbound calling program. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  We believe we will benefit from H.I.G. Capital’s extensive lower middle market credit experience in evaluating, structuring and monitoring our investments. As of June 30, 2018, H.I.G. Capital’s credit platform managed over $10 billion of AUM across multiple investment funds supported by approximately 122 dedicated credit investment professionals. These investment professionals have invested in more than 4,000 loans and bring a depth of experience across a broad range of transaction types, including primary loan originations, secondary debt purchases and distressed debt investments, and focus on capital preservation by extending loans to portfolio companies with assets that it believes will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. We believe this experience and expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its more than 20 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis in order to generate attractive risk-adjusted returns while preserving downside protection. This thorough due diligence process includes analyzing the following key target company criteria: (1) cash flow generation; (2) underlying asset valuation; (3) competitive position; (4) industry dynamics and (5) strength of management.

Our Investment Adviser utilizes the established investment processes developed by H.I.G. Capital to analyze investment opportunities, including structuring loans with appropriate covenants and pricing loans based on its knowledge of the lower middle market and on its rigorous underwriting standards. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of June 30, 2018. This investment committee process brings the experience and perspectives of the committee members to the analysis and consideration of each investment. Subsequently, if an underwriting commitment is approved, our Investment Adviser will seek to structure and document the loan to protect us from risks identified in the due diligence process. Our Investment Adviser intends to actively monitor and manage our investment portfolio, including engaging in frequent discussions with management regarding company performance as well as general market conditions.

Investment Criteria/Guidelines

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based lower middle market companies. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment.

While we focus principally on originating senior secured loans to lower middle market companies that we believe have attractive risk adjusted returns, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We may also invest in assets consistent with our investment strategy indirectly through the acquisitions of interests in other investment companies. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses will typically exhibit some or all of the following characteristics:

•	enterprise value of between $50 million and $350 million;
•	organized in the United States;
•	experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships.

None of these investment policies is fundamental, and they may be changed without stockholder approval.

We expect that, from time to time, our investments may include certain non-qualifying assets, including assets of non-U.S. companies, certain publicly traded companies and, to a lesser extent and subject to certain limits under the 1940 Act, registered or unregistered investment companies. See “Risk Factors — Risks Relating to our Business and Structure — The constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objective” and “Regulation — Qualifying Assets.”

Investment Process Overview

Sourcing.  Our deal flow and idea generation for lower middle market investments primarily originates from H.I.G. Capital’s existing and extensive network of informal and unconventional deal sources in the lower middle market business community. Built over the past 25 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to lower middle market companies.

The contacts in H.I.G. Capital’s network generally operate outside of the structured investment banking infrastructure and typically play a limited introductory role to the companies and their management teams. In addition, H.I.G. Capital promotes a culture in which sourcing is considered a focus for all of its approximately 350 investment professionals in each of its 19 offices, from analysts to managing directors. Lastly, H.I.G.

Capital’s in-house business development group of approximately 24 dedicated deal sourcing professionals, as of June 30, 2018, supplements this effort through an outbound calling program.

Due Diligence.  We believe that the cornerstone of generating attractive risk-adjusted returns is a thorough due diligence process. We utilize the same methodology to evaluate potential investments that H.I.G. Capital has used over the past 25 years, which includes employing a highly analytical, private equity-like framework for rigorously assessing companies, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. As part of every transaction we consider and analyze the following key target company criteria: (1) cash flow generation, (2) underlying asset valuation, (3) competitive position, (4) industry dynamics and (5) strength of management. In addition, our due diligence process for lower middle market companies will typically entail:

•	a thorough review of historical and pro forma financial information;
•	on-site visits with management;
•	a review of loan documents and material contracts;
•	third-party “quality of earnings” accounting due diligence, when appropriate;
•	research relating to the company’s business, industry, markets, products and services of competitors;
•	background checks on key managers; and
•	the commission of third-party market studies, when appropriate.

Structuring Originations.  Our Investment Adviser’s team has substantial expertise in structuring and documenting loans originated to lower middle market companies. Our Investment Adviser works with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our Investment Adviser works to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our Investment Adviser’s extensive experience investing in distressed debt and special situations allows it to anticipate the form of any potential restructuring in order to maximize our potential recovery in such an event and better able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our Investment Adviser also evaluates the broader capital structure of the borrower to ensure that we have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring.  We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our Investment Adviser uses several methods to evaluate and monitor the performance and fair value of our investments, which may include the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;
•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our Investment Adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions. For additional information and a table showing the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of June 30, 2018 and as of December 31, 2017 and 2016, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio Investments and Yield.”

Investment Committee and Decision Process

The investment committee oversees our investment activities, subject to the oversight of our board, and is led by senior investment professionals of H.I.G. Capital. The investment committee process is intended to bring the experience and perspectives of the various members to the analysis and consideration of each investment. The investment committee process is a highly collaborative effort, typically beginning at the term sheet phase of a transaction and continuing through the close of the transaction. When an opportunity is first discussed, the investment committee assists the investment team in exploring the key issues requiring due diligence or deal structuring and identifying the available resources within H.I.G. Capital, including other H.I.G. investment professionals or senior managers from current and former portfolio companies with specific industry experience. Throughout the transaction process, the investment team meets regularly with the investment committee in a process which requires all of the investment committee’s concerns to be appropriately addressed through due diligence and transaction structuring. This collaborative process between the investment team and the investment committee means that, by the time a potential transaction is ready for final approval or rejection, the investment committee members are already deeply familiar with it and have had an opportunity to address any concerns. As a result, investment committee decisions are made by consensus. The investment committee meets regularly, including special meetings on short notice, to approve or discuss material developments on new or existing investments.

Investments

We seek to create a broad portfolio consisting of investments generally in the range of $5 million to $25 million primarily in debt securities and loans of U.S. based lower middle market companies. Set forth below is a table showing the portfolio composition by industry grouping at fair value as of June 30, 2018:

	June 30, 2018
Advertising	$21,425	4.19%
Application Software	17,919	3.50
Automotive Retail	18,548	3.63
Broadcasting	25,587	5.00
Cable & Satellite	14,792	2.89
Data Processing & Outsourced Services	22,681	4.44
Department Stores	7,146	1.40
Diversified Support Services	23,679	4.63
Environmental & Facilities Services	8,404	1.64
Food Retail	39,398	7.70
Health Care Facilities	11,332	2.22
Health Care Services	15,088	2.95
Internet Retail	16,903	3.31
Internet Software & Services	28,780	5.63
Investment Banking & Brokerage	17,575	3.44
IT Consulting & Other Services	4,067	0.80
Leisure Facilities	18,936	3.70
Oil & Gas Exploration & Production	11,794	2.31
Other Diversified Financial Services	62,225	12.17
Packaged Foods & Meats	13,273	2.59

	June 30, 2018
Research & Consulting Services	18,500	3.62
Security & Alarm Services	11,102	2.17
Specialized Finance	63,867	12.49
Technology Hardware, Storage & Peripherals	14,749	2.88
Trucking	3,600	0.70
Total	$511,370	100.00%

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Administrator for its allocated costs in providing such assistance, subject to the review and approval by our board, including our independent directors. See “The Adviser and the Administrator — Administration Agreement.”

Competition

Our primary competitors that provide financing to lower middle market companies include public and private investment funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and that the Code imposes on us as a RIC and may not be subject to contractual restrictions similar to those under the Credit Facility and the Private Notes. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — The highly competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by our Investment Adviser. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board may elect to hire additional personnel going forward. Under the Investment Advisory Agreement and the Administration Agreement, our Investment Adviser and our Administrator, respectively, have agreed to provide us with access to personnel, an investment committee and certain other resources so that we may perform our obligations as portfolio manager. Our officers are employees of an affiliate of WhiteHorse Administration, an affiliate of our Investment Adviser, and our allocable portion of the cost of our chief financial officer and chief compliance officer along with their respective staffs is paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management of the Company” are also officers of WhiteHorse Advisers. See “The Adviser and the Administrator —  Administration Agreement.”

Properties

Our executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 and are provided by our Administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We, our Investment Adviser, Administrator and H.I.G. Capital are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Investment Adviser, Administrator or H.I.G. Capital.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2018 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with an investment. See “Regulation — Managerial Assistance to Portfolio Companies.” Except as otherwise noted, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.

All debt investments were income producing as of June 30, 2018. Common equity investments are non-income producing unless otherwise noted.

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Interest Rate(2)(3)	Maturity Date	Par/Share (in thousands)	Fair Value of Investments (in thousands)	Percentage of Class Held(4)
Account Control Technology Holdings, Inc.(5) 21700 Oxnard Street, Suite 1400. Woodland Hills, CA 91367	Diversified Support Services	First Lien Secured Term Loan	11.11% (L+8.50%, 1.00% Floor)	04/28/2022	$7,585	$7,535	20.56%
AG Kings Holdings, Inc. 700 Lanidex Plaza Parsippany, NJ 07054	Food Retail	First Lien Secured Term Loan	12.29% (L+9.95%, 1.00% Floor)	08/10/2021	13,113	12,758	11.67%
Aretec Group, Inc.(5)(6)(7) 405 Park Avenue New York, NY 10022	Other Diversified Financial Services	Common Stock	—	—	536	37,363	5.18%
AST-Applications Software Technology LLC 485 Lexington Avenue 23rd Floor New York, NY 10017	IT Consulting & Other Services	First Lien Secured Term Loan	11.09% (L+9.00%, 1.00% Floor, 2.00% PIK)	01/10/2023	4,192	4,067	15.08%
Bulk Midco, LLC 338 Pier Avenue Hermosa Beach, CA, 90254	Cable & Satellite	First Lien Secured Term Loan	9.67% (L+7.35%, 1.00% Floor)	6/8/2023	15,000	14,792	14.29%
Caelus Energy Alaska 03, LLC 8401 N. Central Expressway Dallas, TX 75225	Oil & Gas Exploration & Production	Second Lien Secured Term Loan	9.83% (L+7.50%, 1.25% Floor)	04/15/2020	13,000	11,794	4.33%
Clarus Commerce, LLC 500 Enterprise Drive, 2nd Floor Rocky Hill, Connecticut 06067	Internet Retail	First Lien Secured Term Loan	10.69% (L+8.59%, 1.00% Floor)	03/09/2023	17,100	16,903	17.10%
Crews of California, Inc. 8685 W. Sahara Avenue Las Vegas, NV 89117	Food Retail	First Lien Secured Term Loan	13.07% (L+11.00%, 1.00% Floor, 1.00% PIK)	11/20/2019	16,508	16,343	100.00%
		First Lien Secured Revolving Loan	13.07% (L+11.00%, 1.00% Floor, 1.00% PIK)	11/20/2019	5,145	5,094	100.00%
		First Lien Secured Delayed Draw Term Loan	13.07% (L+11.00%, 1.00% Floor, 1.00% PIK)	11/20/2019	4,784	4,736	100.00%
		Warrants(5)	—	12/31/2024	—	8	30.00%
Fluent, Inc. (f/k/a Cogint, Inc.)(5)(8) 33 Whitehall Street 15th Floor New York, NY 10004	Advertising	Common Stock	—	12/08/2025	187	457	0.25%
Fluent, LLC 33 Whitehall Street, 15th Fl. New York, NY 10004	Advertising	First Lien Secured Term Loan	9.09% (L+7.00%, 0.50% Floor)	03/27/2023	12,344	12,344	17.86%
Fox Rent A Car, Inc.(5) 5500 W. Century Boulevard Los Angeles, CA 90045	Trucking	Warrant	—	—	—	100	0.77%

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Interest Rate(2)(3)	Maturity Date	Par/Share (in thousands)		Fair Value of Investments (in thousands)	Percentage of Class Held(4)
FPT Operating Company, LLC/TLabs Operating Company, LLC 12700 Park Central Drive Suite 1100 Dallas, TX 75241	Data Processing & Outsourced Services	First Lien Secured Term Loan	10.23% (L+8.25%, 1.00% Floor)	12/23/2021	$23,008		$22,681	50.00%
Golden Pear Funding III, LLC(6) 100 Quentin Roosevelt Blvd. Garden City, NY 11530	Specialized Finance	Second Lien Secured Term Loan	13.61% (L+11.25%, 1.00% Floor)	06/25/2020	25,000		24,907	92.59%
		Second Lien Secured Revolving Loan	13.61% (L+11.25%, 1.00% Floor)	06/25/2020	—	(10)	2	100.00%
Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726	Health Care Facilities	First Lien Secured Term Loan	11.37% (L+9.00%, 1.50% Floor)	05/31/2019	14,250		11,229	13.27%
		Second Lien Secured Term Loan(9)	15.75% (2.00% PIK)	07/31/2018	1,028		103	1.19%
ImageOne Industries, LLC 677 Dunksferry Road Bensalem, Pennsylvania 19020	Diversified Support Services	First Lien Secured Term Loan	10.09% (L+8.00%, 1.00% Floor)	01/11/2023	7,416		7,387	26.23%
Intermedia Holdings, Inc. 825 East Middlefield Road Mountain View, CA 94043	Application Software	Second Lien Secured Term Loan	12.04% (L+9.50%, 1.00% Floor)	02/03/2025	18,000		17,919	25.71%
JVMC Holdings Corp. (f/k/a RJO Holdings Corp) 222 S. Riverside Plaza, Suite 1200, Chicago, Cook County, IL 60606	Investment Banking & Brokerage	First Lien First Out Secured Term Loan	10.11% (L+8.02%, 1.00% Floor)	05/05/2022	12,825		12,825	12.27%
		First Lien Last Out Secured Term Loan	14.09% (L+12.00%, 1.00% Floor)	05/05/2022	4,750		4,750	7.69%
Lenny & Larry's, LLC 14300 Arminta Street Panorama City, CA 91402	Packaged Foods & Meats	First Lien Secured Term Loan	8.93% (L+6.86%, 1.00% Floor)	5/15/2023	13,543		13,273	14.26%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Leisure Facilities	First Lien Secured Term Loan	9.09% (L+7.00%, 1.00% Floor)	4/16/2023	10,913		10,697	9.10%
		First Lien Secured Revolving Loan	9.09% (L+7.00%, 1.00% Floor)	4/16/2023	—	(11)	—	7.52%
London Trust Media Incorporated 4643 S. Ulster Street, Suite 1120, Denver, CO 80237	Internet Software & Services	First Lien Secured Term Loan	10.36% (L+8.00%, 1.00% Floor)	02/01/2023	11,213		11,054	32.86%
Mills Fleet Farm Group, LLC 512 Laurel Street Brainerd, MN 56401	Department Stores	Second Lien Secured Term Loan	11.84% (L+9.75%, 1.00% Floor)	02/26/2023	7,146		7,146	4.44%
Montrose Environmental Group, Inc. 1 Park Plaza, Suite 1000 Irvine, CA 92614	Environmental & Facilities Services	Second Lien Secured Term Loan	11.86% (L+9.50%, 1.00% Floor)	09/30/2020	8,500		8,404	21.25%
Multicultural Radio Broadcasting, Inc. 27 William Street, 11th Floor New York, NY 10005	Broadcasting	First Lien Secured Term Loan	10.09% (L+8.00%, 1.00% Floor)	12/28/2022	18,824		18,598	23.53%
Nelson Worldwide, LLC 226 Walnut Street Philadelphia, PA, 19106	Research & Consulting Services	First Lien Secured Term Loan	10.33% (L+8.00%, 1.00% Floor)	01/09/2023	17,666		17,290	25.18%
		First Lien Secured Revolving Loan	10.33% (L+8.00%, 1.00% Floor)	01/09/2023	1,234	(12)	1,210	25.18%
Nicholas & Associates, LLC(5) 7660 Beverly Blvd. #167 Los Angeles, CA 90036	Food Retail	Warrants	—	12/31/2024	3		153	30.00%

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Interest Rate(2)(3)	Maturity Date	Par/Share (in thousands)		Fair Value of Investments (in thousands)	Percentage of Class Held(4)
NMFC Senior Loan Program I LLC(5)(6)(7) 787 Seventh Avenue New York, NY 10019	Specialized Finance	Units	—	06/13/2020	$20,000		$18,958	21.51%
Oasis Legal Finance, LLC(6) 40 North Skokie Blvd. 5th Fl North Book, IL 60062	Specialized Finance	Second Lien Secured Term Loan	12.73% (L+10.75%, 1.00% Floor)	03/09/2022	20,000		20,000	40.00%
Outcome Health 330 N. Wabash Ave. STE 2500 Chicago, IL 60611	Advertising	First Lien Secured Term Loan	11.88% (L+9.50%, 1.00% Floor, 3.00% PIK)	12/22/2021	10,189		8,624	4.31%
Pinnacle Management Group, LLC(5) 4114 Columns Drive SE Marietta, GA 30067	Food Retail	Warrants	—	12/31/2024	3		153	30.00%
Planet Fit Indy 10 LLC c/o Atlantic Street Capital Management, L.L.C 281 Tresser Blvd., Suite 601 Stamford, CT 06901	Leisure Facilities	First Lien Incremental Term Loan	9.58% (L+7.25%, 1.00% Floor)	03/07/2022	1,925		1,925	17.12%
		First Lien Initial Delayed Draw Loan	9.56% (L+7.25%, 1.00% Floor)	03/07/2022	6,183		6,183	25.24%
		First Lien Initial Term Loan	9.57% (L+7.25%, 1.00% Floor)	03/07/2022	131		131	0.48%
PMA Holdco, LLC (HDG) 1580 Santa Barbara Blvd. The Villages, FL 32159	Health Care Services	First Lien Secured Term Loan	9.48% (L+7.50%, 1.00% Floor)	6/28/2023	15,063		14,743	31.58%
		Warrants(5)	—		8		345	0.80%
RC3 Enterprises, LLC(5) 705 Town Boulevard #170 Atlanta, GA 30319	Food Retail	Warrants	—	12/31/2024	3		153	30.00%
RCS Creditor Trust Class B(5)(7) 405 Park Avenue, 12th Floor New York, NY 10022	Other Diversified Financial Services	Units	—	—	143		535	13.83%
Rural Media Group, Inc. 49 Music Square West, Suite 301, Nashville, TN 37203	Broadcasting	First Lien Secured Term Loan	10.21% (L+7.85%, 1.00% Floor)	12/29/2022	7,089		6,989	23.78%
SecurAmerica, LLC 3399 Peachtree Road NE Suite 1500 Atlanta, GA 30326	Security & Alarm Services	First Lien Secured Term Loan	10.81% (L+8.50%, 1.00% Floor)	11/17/2022	11,320		11,102	40.00%
SFS Global Holding Company(5) 13190 Telfair Avenue Sylmar ,CA 91342	Other Diversified Financial Services	Warrant	—	—	—		—	2.00%
Sigue Corporation(5) 13291 Ralston Avenue Sylmar, CA 91342	Other Diversified Financial Services	Second Lien Secured Term Loan	14.33% (L+12.00%, 1.00% Floor)	12/27/2018	25,000		24,000	100.00%
		Warrants	—	—	6		327	5.41%
Sitel Worldwide Corporation 3102 West End Avenue, Suite 900 Nashville, TN 37203	Diversified Support Services	Second Lien Secured Term Loan	11.88% (L+9.50%, 1.00% Floor)	09/18/2022	8,670		8,757	7.23%
Source Code Midco, LLC 159 Overland Road Waltham, MA 02451	Technology Hardware, Storage & Peripherals	First Lien Secured Term Loan	11.11% (L+8.75%, 1.00% Floor)	5/4/2023	14,545		14,182	29.09%
		First Lien Secured Revolving Loan	11.09% (L+8.75%, 1.00% Floor)	5/4/2023	582	(13)	567	29.09%

Name and Address of Portfolio Company	Industry	Type of Investment(1)	Interest Rate(2)(3)	Maturity Date	Par/Share (in thousands)		Fair Value of Investments (in thousands)	Percentage of Class Held(4)
StackPath, LLC & Highwinds Capital, Inc. 2021 McKinney Avenue, Suite 1100 Dallas, Texas 75201	Internet Software & Services	Second Lien Secured Term Loan	12.01% (L+9.50%, 1.00% Floor)	02/02/2024	18,000		17,726	40.00%
Sunteck/TTS Holdings, LLC 6413 Congress Avenue, Suite 260 Boca Raton, FL 33487	Trucking	Second Lien Secured Term Loan	11.34% (L+9.00%, 1.00% Floor)	06/15/2022	$3,500		$3,500	17.50%
Team Car Care Holdings, LLC(5) 6250 North River Road Rosemont, IL 60018	Automotive Retail	First Lien Secured Term Loan	10.11% (Base rate+7.99%, 1.00% Floor)	02/23/2023	18,453		18,122	19.22%
		First Lien Secured Revolving Loan	12.00% (P+7.00%, 1.00% Floor)	02/23/2023	430	(14)	426	19.34%
Total							$511,370

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the 1940 Act and provide collateral for the Credit Facility.
(2)	The investments bear interest at a rate that may be determined by reference to LIBOR, or L, which resets monthly, quarterly or semiannually or an alternate base rate (commonly based on the U.S. Prime Rate).
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate and the PIK interest rate, as the case may be.
(4)	Percentage of class held reflects management’s good faith estimate based on information made available by the underlying portfolio company. Percentages shown for warrants held represent the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or they are converted to common stock.
(5)	The investment or a portion of the investment does not provide collateral for the Company’s Credit Facility.
(6)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. Qualifying assets represent 81% of total assets.
(7)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(8)	The fair value of the investment was determined using observable inputs.
(9)	The investment on non-accrual status.
(10)	Total commitment of $5,000 remains undrawn as of June 30, 2018.
(11)	Total committment of $752 remains undrawn as of June 30, 2018.
(12)	$1,284 of total commitment of $2,518 remains undrawn as of June 30, 2018.
(13)	$873 of total commitment of $1,455 remains undrawn as of June 30, 2018.
(14)	$1,117 of total commitment of $1,547 remains undrawn as of June 30, 2018.

Set forth below is a brief description of each portfolio company in which our investment exceeded five percent of total assets as of June 30, 2018.

Aretec Group, Inc.

Aretec Group engages in the independent retail advice, wholesale distribution, investment banking, capital markets, investment management, and investment research businesses. The company offers independent retail advice, financial products, and investment solutions through a network of independent channel broker-dealers and registered investment advisers.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of WhiteHorse Finance as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, directors are elected for staggered terms of three years, with the term of office of only one of these three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our Investment Adviser as part of its day-to-day management of our investment activities. The board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board has established an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. John Bolduc, Executive Managing Director of H.I.G. Capital, and therefore an interested person of WhiteHorse Finance, serves as chairman of the board. Our board believes that it is in the best interests of our investors for Mr. Bolduc to lead the board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below.

The board does not have a lead independent director. However, Rick D. Puckett, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board. Mr. Puckett is involved in the preparation of agendas for board and committee meetings. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board also believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our Investment Adviser and the board.

Directors

Information regarding the board of directors as of the date of this prospectus is as follows:

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Stuart Aronson (55)(3)	Chief Executive Officer and Director	2017	2020	Mr. Aronson serves as Group Head of the U.S. direct lending platform of H.I.G. Capital a position he has held since February 2016. Prior to joining H.I.G. Capital, from July 1990 through December 2015, Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of the U.S. Sponsor Finance business of GE Capital, (“GSF”) a leading provider of debt financing to the U.S. sponsor middle market.	Mr. Aronson currently serves on the board of Kids in Crisis, a non-profit organization located in Greenwich, Connecticut.
John Bolduc (54)(4) Chairman	Chairman of the Board	2012	2021	Mr. Bolduc serves as an Executive Managing Director of H.I.G. Capital.	None
Jay Carvell (52)(5)	Director	2012	2020	Mr. Carvell serves as a Managing Director at an investment adviser affiliated with H.I.G. Capital. Prior to joining H.I.G. Capital, Mr. Carvell was a partner at WhiteHorse Capital Partners, L.P.	None

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Independent Directors
Kevin F. Burke (64)	Director	2017	2019	Mr. Burke serves as a Senior Advisor to THL Credit Advisors LLC, an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, and to Churchill Asset Management LLC, a leading provider of senior and unitranche debt financing to middle market companies. Previously, from January 2016 until December 2016, Mr. Burke was a Senior Managing Director responsible for Loan Syndication, Sales and Trading at Antares Capital, a company specializing in acquisition finance for private equity firms. Prior to this position, from April 2003 until December 2015, Mr. Burke was a Senior Managing Director of GE Capital, a leading provider of debt financing to the U.S. sponsor middle market.	None

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Rick P. Frier (57)	Director, Chairman of the Compensation Committee	2016	2020	Mr. Frier was Executive Vice President, Chief Financial Officer of Chiquita Brands International, Inc., a producer and distributor of produce from April 2013 until January 2015. Before his position with Chiquita Brands, from March 2005 until October 2012, Mr. Frier served as the Executive Vice President and Chief Financial Officer of Catalina Marketing Corporation, a personalized digital media marketing firm.	Mr. Frier currently serves on the board of directors of Affinion Group, Inc., a company that provides loyalty program and customer engagement solutions for other businesses, to which he was elected in November 2015. He also serves as the Chairman of the board of directors of Exal Corporation, a producer of aluminum cans, to which he was elected in December 2016.
G. Stacy Smith (50)	Director, Chairman of the Nominating and Corporate Governance Committee	2015	2019	Mr. Smith has served as a partner of each of Trinity Investment Group, an investment firm, and SCW Capital, LP, a hedge fund, since 2013. From 1997 through December 2012, Mr. Smith was a partner at Walker Smith Capital, a hedge fund.	Mr. Smith currently serves on the board of directors of Independent Bank Group, a bank holding company, to which he was elected in February 2013. He also serves on the board of directors of USD Partners LP, an energy-related logistics company, to which he was elected in October 2015.

Name, Age and Address(1)	Position(s) Held with the Company	Director Since	Expiration of Term	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Rick D. Puckett (65)	Director, Chairman of the Audit Committee	2012	2021	Until his retirement in December 2017, Mr. Puckett served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc., a food manufacturer since December 2010. Prior to holding this position, Mr. Puckett served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc.	Mr. Puckett currently serves on the board of directors of SPX Corporation, an industrial equipment and manufacturing company, to which he was elected in October 2015. Mr. Puckett also serves on the board of Driven Brands, Inc., an automotive aftermarket conglomerate.

(1)	The business address of each director is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(2)	No director otherwise serves as a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act.
(3)	Mr. Aronson is an interested director due to his positions as an officer of the Company and as the Group Head of the U.S. direct lending platform of H.I.G. Capital.
(4)	Mr. Bolduc is an interested director due to his position as an Executive Managing Director of H.I.G. Capital.
(5)	Mr. Carvell is an interested director due to his position as Managing Director of an investment adviser affiliated with H.I.G. Capital and his previous position as Chief Executive Officer of the Company until May 2016.

Information about the Officers Who Are Not Directors

Set forth below is certain information regarding our officers who are not directors.

Name	Age	Position
Edward J. Giordano	47	Interim Chief Financial Officer
Marco Collazos	42	Chief Compliance Officer

Biographical Information

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the board of directors believes has prepared each director to be an effective member of the board of directors. The board of directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the board of directors level, with no single director, or particular factor, being indicative of board of directors effectiveness. However, the board of directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The board of directors and its committees have the ability to engage other experts as appropriate. The board of directors evaluates its performance on an annual basis.

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the board of directors.

Interested Directors

Stuart Aronson:  Mr. Aronson has served as our Chief Executive Officer since May 2016 and has served as a director since May 2017. Mr. Aronson also currently serves as Group Head of the U.S. direct lending platform of H.I.G. Capital, a position he has held since February 2016. In this position, Mr. Aronson is responsible for building the debt solutions offered by H.I.G. Capital to non-sponsor and sponsor borrowers in the U.S. middle market. Prior to joining H.I.G. Capital, from July 1990 through December 2015 Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of GSF. Mr. Aronson also served during this period on the board of directors of Peacock Equity Partners, a mid-to-late stage venture capital fund organized as a joint venture between GE Capital and NBC Universal. Prior to joining GSF, Mr. Aronson led the commercial and industrial platform of GE Structured Finance (Americas), Inc., which provided structured debt and equity solutions to borrowers in the United States, Europe and Asia. Before that, he held several positions with GE Capital Markets Group, Inc., including serving as leader of domestic product execution, including syndications, private placements, securitization and trade finance. Mr. Aronson began his career in the syndications group of Chemical Banking Corporation. He also currently serves on the board of Kids in Crisis in Greenwich, Connecticut. Mr. Aronson graduated cum laude from Tufts University and received an M.B.A. with honors from Columbia Business School.

Mr. Aronson’s expertise in sponsored lending and his experience as our Chief Executive Officer and Group Head of the U.S. direct lending platform of H.I.G. Capital are among the attributes that led to the conclusion that Mr. Aronson should serve on the board of directors.

John Bolduc:  Mr. Bolduc has been Chairman of our board of directors since 2012. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages approximately $10 billion of capital across multiple investment funds. He has more than 25 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the boards of directors of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our board of directors due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

Jay Carvell:  Mr. Carvell has served as a director since 2012. Mr. Carvell also serves as a Managing Director at an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Until May 2016, Mr. Carvell served as Chief Executive Officer of the Company. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of collateralized loan obligations. At WhiteHorse Capital Partners, L.P., Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles. Mr. Carvell has over 16 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across lower mid-cap, mid-cap and broadly syndicated investments. Before founding WhiteHorse Capital Partners, L.P. in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on the board of directors due to his experience investing in credit instruments and managing WhiteHorse Capital Partners. Mr. Carvell’s experience building WhiteHorse Capital Partners brings expertise in developing a successful credit investment firm to the board of directors.

Independent Directors

Kevin F. Burke:  Mr. Burke has served as a director since May 2017. He currently serves as a Senior Advisor to THL Credit Advisors LLC, an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, and to Churchill Asset Management LLC, a leading provider of senior and unitranche debt financing to middle market companies. From January 2016 until December 2016, Mr. Burke served as Senior Managing Director of the loan syndication sales and trading department of Antares Capital, a company specializing in acquisition finance for private equity firms. Prior to this position, from April 2003 until December 2015, Mr. Burke was a Senior Managing Director of GE Capital, a leading provider of debt financing to the U.S. sponsor middle market. Mr. Burke received a Bachelor of Arts in History from Harvard University in 1976.

Mr. Burke’s experience as a senior managing director and his debt financing expertise is among the attributes that led to the conclusion that Mr. Burke should serve on the board of directors.

Rick P. Frier:  Mr. Frier has served as a director since August 2016. He currently serves on the board of directors of Affinion Group, Inc., where he is the Chairman of the Audit Committee, to which he was elected in November 2015. He is currently the Chairman of the Board for Exal Corporation, to which he was elected in December 2016. Mr. Frier also served as a director of Shearer’s Food Inc. from August 2017 until February 2018. Prior to these positions, from April 2013 until January 2015 Mr. Frier was the Executive Vice President and Chief Financial Officer of Chiquita Brands International, Inc. Before his position with Chiquita Brands, from March 2005 until October 2012 Mr. Frier served as the Executive Vice President, Chief Financial Officer and director of Catalina Marketing Corporation. Mr. Frier received a Bachelor of Science in Business Administration from the University of Southern California, and an M.B.A. from the Claremont Graduate University.

Mr. Frier’s experience as a board member and chief financial officer of several companies are among the attributes that led to the conclusion that Mr. Frier should serve on our board of directors.

Rick D. Puckett:  Mr. Puckett has served as a director since 2012. Until his retirement in 2017, Rick D. Puckett was Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Snyder’s-Lance Inc., Charlotte, NC. In these positions, he led all Finance, Information Technology, Investor Relations, Risk Management, Corporate Relations and Treasury functions and supported the company’s achievement of strategic initiatives in supply chain management and sales efficiency improvements. Prior to Snyder’s-Lance, Mr. Puckett was Executive Vice President, Chief Financial Officer and Treasurer for United Natural Foods, Inc. Mr. Puckett is a Certified Public Accountant and received his degree in Accounting and his M.B.A. from the University of Kentucky. He is a director of SPX Corporation (NYSE: SPXC), a public company where he is the Chairman of the Audit Committee and serves on the Compensation and Governance Committees. He is also a director of Driven Brands, Inc., a privately held company. He is a member of the Board of Advisors for Wake Forest University Charlotte and previously served on the Board of the NACD of Charlotte, National Association of Corporate Directors.

Mr. Puckett’s experience as Executive Vice President and Chief Financial Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our board of directors.

G. Stacy Smith:  Mr. Smith has served as a director since 2015. Mr. Smith currently serves on the board of directors of Independent Bank Group, a bank holding company, to which he was elected in February 2013.

He also currently serves on the board of directors of USD Partners LP, an energy-related logistics company, to which he was elected in October 2015. Mr. Smith co-founded in February 2013 and remains a partner of Trinity Investment Group, a firm which invests in private equity transactions, public equity securities and other assets. Since 2013, he has also served as a partner of SCW Capital, LP, a hedge fund. In 1997, Mr. Smith co-founded Walker Smith Capital, a Dallas-based small- and mid-cap equity hedge fund, where he was a partner and served as a portfolio manager until December 2012. Mr. Smith received a Bachelor of Business Administration in Finance and Accounting from the University of Texas at Austin in 1990.

Mr. Smith’s experience as a board member, partner for several investment companies and manager for a hedge fund are among the attributes that led to the conclusion that Mr. Smith should serve on our board of directors.

Officers Who Are Not Directors

Edward J. Giordano:  Mr. Giordano has served as our interim Chief Financial Officer since August 2016. He also serves as Chief Financial Officer of H.I.G. Capital’s $10 billion Credit Platform, where he is responsible for the financial reporting and operations oversight for all of H.I.G.’s credit funds. Mr. Giordano has more than 12 years of experience focused on overseeing the finance functions of credit funds. Prior to joining H.I.G. Capital in 2013, Mr. Giordano was a Managing Director and Chief Accounting Officer of Black Diamond Capital Management, or BDCM, where he was responsible for the firm’s finance and operation groups overseeing all finance, accounting, tax and operational activities for BDCM and its affiliates. Previously, he was a Senior Manager in Ernst & Young’s and Arthur Andersen’s Transaction Advisory Services practices where he led teams providing financial, tax and human capital due diligence services to large private equity and strategic buyers. Prior to this, Mr. Giordano was a Senior Manager in Arthur Andersen’s audit practice where he was responsible for the audit process for regulated investment companies and companies in various other industries. Mr. Giordano earned his B.S. in Accounting from Villanova University.

Marco Collazos:  Mr. Collazos has served as our Chief Compliance Officer since November 2014. Mr. Collazos also currently serves as Director of Compliance for H.I.G. Capital, a position he has held since May 2013. Prior to joining H.I.G. Capital, Mr. Collazos served as Chief Compliance Officer in the Americas for EFG International from March 2011 until April 2013. Mr. Collazos previously worked as a Principal Consultant with ACA Compliance Group (a regulatory and compliance consulting firm), as well as a Compliance Examiner for several years with the SEC and with the Federal Reserve Bank of Atlanta. Mr. Collazos received a B.S. from the University of Central Florida and an M.B.A. from the University of Notre Dame.

Corporate Governance

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2017, our board of directors held six board of directors meetings, four audit committee meetings and three joint meetings of the compensation committee and the nominating and corporate governance committee. With the exception of Mr. Bolduc, who attended four of the six meetings of the board of directors (including each of the quarterly in-person meetings), all directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served that were held while they were members of the board of directors. We require each director to make a diligent effort to attend all board of directors and committee meetings and encourage directors to attend the annual meeting of stockholders.

Committees of the Board of Directors

Audit Committee

The members of the Audit Committee are Messrs. Burke, Frier, Puckett and Smith, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. Mr. Puckett serves as Chairman of the Audit Committee. The Audit Committee is responsible for pre-approving the engagement of the independent accountants to render audit and/or permissible non-audit services, approving the terms of compensation of such independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board of directors and Audit Committee use the services of one or more independent valuation firms to help them determine the fair value of these securities. The board of directors has determined that Mr. Puckett is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Burke, Frier, Puckett and Smith, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. Mr. Smith serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

The Nominating and Corporate Governance Committee considers stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nomination. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our Secretary, Richard Siegel, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in our bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ corporate governance regulations, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account its needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Compensation Committee

We established a Compensation Committee in May 2014. The members of our Compensation Committee are Messrs. Burke, Frier, Puckett and Smith, each of whom meets the independence standards established by the SEC and the NASDAQ corporate governance regulations. Mr. Frier serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the board of directors for determination, the compensation, if any, of our Independent Directors, our chief executive officer and all of our other executive officers. Currently none of our executive officers are compensated by us and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Compensation of Directors

The Independent Directors will each receive an annual fee of $57,000 for the fiscal year ending December 31, 2018, which increased from the annual fee of $52,500 received for the fiscal year ended December 31, 2017. They also receive $3,500 for each full board of directors meeting attended, $1,500 for each meeting of the Audit Committee or the Nominating and Corporate Governance Committee attended, $750 for each meeting attended that is determined by the board of directors to constitute a “special purpose” meeting of the board of directors and not a full meeting of the board of directors, and reasonable out-of-pocket expenses relating to attendance at in-person meetings. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and the chairman of each other committee of the board of directors receives an annual fee of $5,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

The following table shows information regarding the compensation earned by our directors (excluding any reimbursed out-of-pocket expenses relating to attendance at in-person meetings) for the fiscal year ended December 31, 2017. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from WhiteHorse Finance	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from WhiteHorse Finance
Independent Directors
Kevin F. Burke(2)	$42,875	—	42,875
Rick P. Frier	85,750	—	85,750
Rick D. Puckett	89,250	—	89,250
G. Stacy Smith	85,750	—	85,750
Interested Directors
Stuart Aronson(2)	—	—	—
John Bolduc	—	—	—
Jay Carvell	—	—	—

(1)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Each of Messrs. Burke and Aronson was elected to the board of directors on May 1, 2017.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receives direct compensation from us. Our allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs is paid by WhiteHorse Administration, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator.

THE ADVISER AND THE ADMINISTRATOR

WhiteHorse Advisers is registered with the SEC as an investment adviser, and we and WhiteHorse Advisers have entered into the Investment Advisory Agreement.

WhiteHorse Advisers is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of WhiteHorse Advisers are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Aronson, Carvell and Bolduc, is a member of our investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of our investment committee are also members of our Investment Adviser’s investment committee. All of the portfolio managers are employed by H.I.G. Capital.

The members of our investment committee receive no compensation from us. These members are employees or partners of H.I.G. Capital and receive no direct compensation from our Investment Adviser. The compensation of the members of the investment committee paid by H.I.G. Capital includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance. In addition, all of the members of our investment committee have equity interests in H.I.G. Capital or its affiliates, including WhiteHorse Advisers, and may receive distributions of profits in respect of those interests. H.I.G. Capital has employment agreements with the members of the investment committee, and such individuals are subject to certain confidentiality, nonsolicitation and, in most cases, noncompetition provisions to assist H.I.G. Capital in retaining their services.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Sami Mnaymneh:  Mr. Mnaymneh is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Tamer, is responsible for the day-to-day management of H.I.G. Capital. He approves all capital commitments made by H.I.G. Capital and is a board member of several H.I.G. Capital portfolio companies. Prior to co-founding H.I.G. Capital, Mr. Mnaymneh was a Managing Director at The Blackstone Group in New York. Prior to that time, he was a Vice President in the Mergers & Acquisitions department at Morgan Stanley & Co., where he devoted a significant amount of his time to leveraged buyouts, serving as senior advisor to a number of large and prominent private equity firms. Mr. Mnaymneh currently serves on the Board of Columbia College and on the Dean’s Council of Harvard Law School. Mr. Mnaymneh received a B.A. degree from Columbia University (Summa Cum Laude), a J.D. degree from Harvard Law School and an M.B.A. from Harvard Business School, respectively, with honors. Mr. Mnaymneh splits his time between H.I.G. Capital’s London and Miami offices.

Anthony Tamer:  Mr. Tamer is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Mnaymneh, is responsible for the day-to-day management of the firm. Prior to founding H.I.G. Capital, Mr. Tamer was a Partner at Bain & Company, a leading management consulting firm. His focus at Bain & Company was on developing business unit strategies, improving clients’ competitive positions, implementing productivity improvement and cycle time reduction programs, and leading acquisition and divestiture activities for Fortune 500 clients. Mr. Tamer has extensive operating experience, having held marketing, engineering and manufacturing positions at Hewlett-Packard and Sprint Corporation. Mr. Tamer holds a B.S. degree from Rutgers University, an M.S. degree in Electrical Engineering from Stanford University and an M.B.A. degree from Harvard Business School.

Mark Bernier:  Mr. Bernier is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Mr. Bernier has over twenty years of leverage finance experience across a broad range of sectors including telecom, software, media, tech enabled, internet and business services. Prior to joining H.I.G. Capital, Mr. Bernier worked at GE Capital for eighteen years where he held various leadership roles in risk and originations within GE Capital’s U.S. and European businesses. Prior to GE Capital, he spent four years at Fleet Bank in its Media and Communications Finance Group where he completed Fleet’s Financial

Management and Credit Training Programs. Mr. Bernier received a Bachelor of Science in Business Administration from Bryant University.

Javier Casillas:  Mr. Casillas is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Since joining H.I.G. Capital in 2006, Mr. Casillas has worked on a wide range of investments, including recapitalizations, debt purchases and original issue loans. Mr. Casillas has been particularly active in sourcing, structuring and monitoring middle market original issue loans across several industries, including healthcare, business services, and specialty finance. Mr. Casillas has over thirteen years of experience in investment banking and principal investing. He began his career with JPMorgan Chase & Co.’s mergers and acquisitions team, and prior to joining H.I.G. Capital worked with ING Groep N.V., developing new financing products for companies in Mexico. At H.I.G. Capital, Mr. Casillas has played a leading role in the firm’s expansion into original issue credit. Mr. Casillas received a B.A. in Government from Harvard University and an M.B.A. from Stanford University’s Graduate School of Business.

Pankaj Gupta:  Mr. Gupta is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Mr. Gupta has over eighteen years of experience in private debt and equity investing across a broad range of industries, including business services, manufacturing, distribution, telecom, healthcare, consumer products and consumer services. Prior to joining H.I.G. Capital, Mr. Gupta served as a Managing Director of American Capital Ltd., a middle-market investment firm, where he co-managed the firm’s debt investment business and sat on the boards of directors of several of the firm’s portfolio companies. Prior to joining American Capital Ltd., Mr. Gupta spent six years at Audax Group LP, a Boston and New York-based private equity and mezzanine firm, where he was responsible for the origination, structuring, execution and monitoring of mezzanine investments. Mr. Gupta also worked in the private equity group of J.H. Whitney & Co., LLC. Mr. Gupta earned a B.A. in Economics from Dartmouth College.

David Indelicato:  Mr. Indelicato is a Managing Director of an H.I.G. Capital-affiliated investment adviser where he focuses on underwriting and structuring direct lending transactions across a range of industries. Prior to joining H.I.G. Capital, Mr. Indelicato was Head of Credit and Restructuring at Medley Capital, a credit-focused asset management firm primarily originating senior secured loans to private middle market companies. Prior to Medley, Mr. Indelicato was a Senior Vice President with GE Antares Capital, where he was a risk team leader responsible for underwriting, structuring, documenting and managing sponsor backed leveraged finance transactions. Prior to GE Antares, Mr. Indelicato was a Managing Director at CDG Group, a boutique restructuring firm. Mr. Indelicato began his career at PricewaterhouseCoopers in business assurance and financial advisory services. Mr. Indelicato received a BBA in Accounting from the University of Notre Dame and is also a Certified Public Accountant.

Brian Schwartz:  Mr. Schwartz joined H.I.G. Capital in 1994 and has served as an Executive Managing Director since 2008. He currently co-heads the firm’s Middle Market Fund where he is responsible for all the day to day activities. Prior to this role, Mr. Schwartz held a number of leadership positions at the firm, as well as having led the acquisition of over 25 platform investments in a variety of industries. Prior to joining H.I.G., Mr. Schwartz worked in PepsiCo’s strategic planning group. His responsibilities included managing strategic acquisitions for PepsiCo and evaluating new business opportunities. Mr. Schwartz began his career with the investment banking firm of Dillon, Read and Co. where he split his time between the corporate finance group and the private equity funds, Saratoga Partners and Yorktown Partners. Mr. Schwartz earned his M.B.A. from Harvard Business School and his B.S. with honors from the University of Pennsylvania.

Portfolio Management

The portfolio managers who are primarily responsible for the day-to-day management of WhiteHorse Finance manage a total of 68 registered investment companies, pooled investment vehicles or other accounts with a total amount of approximately $21 billion of capital (based on the regulatory AUM as reported on Form ADV) as of June 30, 2018.

Securities Owned in the Company by Portfolio Managers

The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our Investment Adviser and each of our officers as of December 31, 2017.

Name	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Sami Mnaymneh	Over $1,000,000
Anthony Tamer	Over $1,000,000
John Bolduc	Over $1,000,000
Jay Carvell	$100,001 – $500,000
Brian Schwartz	$100,001 – $500,000
Pankaj Gupta	$100,001 – $500,000
Stuart Aronson	$100,001 – $500,000
Javier Casillas	$10,001 – $50,000
Mark Bernier	None
David Indelicato	None
Edward J. Giordano	None
Marco Collazos	None

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or Over $1,000,000

Investment Advisory Agreement

WhiteHorse Advisers serves as our Investment Adviser in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations, and provides investment management services to us. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

WhiteHorse Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, and is payable in arrears. Base management fees for any partial month or quarter is appropriately pro-rated. The Investment Advisory Agreement excluded cash and cash equivalents from the calculation of the base management fee for the calendar quarters ended December 31, 2012, March 31, 2013, June 30, 2013, and September 30, 2013.

WhiteHorse Advisers agreed to waive that portion of the base management fee payable with respect to cash and cash equivalents and restricted cash and cash equivalents to which it would otherwise be entitled under the Investment Advisory Agreement for the fiscal quarters ended December 31, 2013 and March 31, 2014; and for the fiscal quarter ended June 30, 2014 only to the extent that the determination of base management fees would otherwise include March 31, 2014 cash and cash equivalents and restricted cash and cash equivalents for the purpose of calculating the average carrying value of consolidated gross assets. The waived fees are not subject to recoupment by the Investment Adviser.

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to our Investment Adviser for any quarter if, after such payment, the cumulative incentive fees paid to our Investment Adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the Investment Adviser may recapture a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the Investment Adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our Investment Adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the Investment Adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period consisted of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commencing with the quarter beginning January 1, 2013, based on our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our Investment Adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and 20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our Investment Adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) is paid to our Investment Adviser, together with interest from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if Pre-Incentive Fee Net Investment Income earned in subsequent quarters is below the quarterly Hurdle Rate and there is no delay of payment if Pre-Incentive Fee Net Investment Income earned in prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our Investment Adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. This calculation will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on January 1, 2013, and equals 20% of our cumulative aggregate realized capital gains from the beginning of each calendar year through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Examples of Quarterly Incentive Fee Calculation

Each of the following examples assumes that the Incentive Fee Cap and Deferral Mechanism is met.

Example 1 — Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 0.50%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 1.95%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee	= (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net
   Investment Income – 2.1875%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income – 1.75%)) + 0%
= 100.0% × (1.95% – 1.75%) = 100.0% × 0.20%
= 0.20%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income
  (investment income – (base management fee + other expenses)) = 2.25%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee	= (100% × “catch-up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net
   Investment Income – 2.1875%)))
= (100% × (2.1875% – 1.75%)) + (20.0% × (2.25% – 2.1875%))
= 0.4375% + (20.0% × 0.0625%)
= 0.4375% + 0.0125%
= 0.45%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.00% annualized Hurdle Rate.
(2)	Represents 2.00% annualized base management fee. This amount does not reflect that our Investment Adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

Example 2 — Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

Year 1:	$20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)
Year 2:	Investment A sold for $50.0 million and FMV of Investment B determined to be $32.0 million
Year 3:	FMV of Investment B determined to be $25.0 million
Year 4:	Investment B sold for $31.0 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $6.0 million ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)
Year 3:	None; $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (capital gains fee paid in Year 2)
Year 4:	Capital gains incentive fee of $200,000; $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:	$20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)
Year 2:	Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million
Year 3:	FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million
Year 4:	FMV of Investment B determined to be $35.0 million
Year 5:	Investment B sold for $20.0 million

The capital gains portion of the incentive fee would be:

Year 1:	None
Year 2:	Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)
Year 3:	Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)
Year 4:	None

Example 3 — Application of the Incentive Fee Cap and Deferral Mechanism:

Assumptions

In each of Years 1 through 4 in this example, as well as in each preceding year, Pre-Incentive Fee Net Investment Income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the Hurdle Rate and the requirement of the “catch-up” in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the Incentive Fee Cap and Deferral Mechanism in any year is $8.0 million ($40.0 million multiplied by 20%), and the cumulative income related portion of the incentive fee before the application of the Incentive Fee Cap and Deferral Mechanism over any Incentive Fee Look-back Period prior to any payment of incentive fees during such year is $16.0 million ($8.0 million multiplied by two). All income-related incentive fees were paid quarterly in arrears.

In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.

Year 1:	We did not generate realized or unrealized capital gains or losses
Year 2:	We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses
Year 3:	We recognized a $5.0 million unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses
Year 4:	We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses

	Income Related Incentive Fee Accrued Before Application of Incentive fee Cap and Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Incentive Fee Cap	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $120.0 million less $16.0 million of cumulative incentive fees paid)	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $150.0 million ($120.0 million plus $30.0 million) less $16.0 million of cumulative incentive fees paid)	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of cumulative net capital gains of $25.0 million ($30.0 million in cumulative realized gains less $5.0 million in cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$7.0 million (20% of Cumulative Pre-incentive Fee Net Return during Incentive Fee Look-back Period of $145.0 million ($120.0 million plus $25.0 million) less $22.0 million of cumulative incentive fees paid)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million by the Incentive Fee Cap; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of cumulative net capital gains of $31.0 million ($36.0 million cumulative realized capital gains less $5.0 million cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$9.2 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $151.0 million ($120.0 million plus $31.0 million) less $21.0 million of cumulative incentive fees paid)	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Base management fees, net of fees waived, and performance-based incentive fees totaled $5.1 million and $6.0 million, respectively, for the six months ended June 30, 2018, and $4.7 million and $3.4 million, respectively, for the six months ended June 30, 2017. Base management fees, net of fees waived, and performance-based incentive fees totaled $9.5 million and $6.6 million, respectively, for the year ended December 31, 2017, $9.0 million and $6.8 million, respectively, for the year ended December 31, 2016, and $8.6 million and $4.3 million, respectively, for the year ended December 31, 2015. WhiteHorse Advisers did not waive base management fees for the six months ended June 30, 2018 and either of the years ended December 31, 2017, December 31, 2016 and 2015.

Payment of Our Expenses

WhiteHorse Advisers provides and pays for all investment professionals of WhiteHorse Advisers and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services. We bear all other costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Expenses.”

Duration and Termination

The Investment Advisory Agreement, originally approved on September 18, 2012, was re-approved by our board of directors, including a majority of our directors who are not interested persons of WhiteHorse Finance, on August 1, 2018. Unless terminated earlier as described below, the Investment Advisory Agreement remains in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of WhiteHorse Finance. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We depend upon key personnel of H.I.G. Capital and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Adviser, including its general partner and the Administrator are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from WhiteHorse Advisers’ performance of its duties and obligations under the Investment Advisory Agreement or otherwise as our Investment Adviser.

Board of Directors’ Approval of the Investment Advisory Agreement

On August 1, 2018, our board of directors voted unanimously to re-approve the Investment Advisory Agreement, which was originally approved on September 18, 2012. In reaching its decision to re-approve the Investment Advisory Agreement, our board of directors considered information it received relating to:

•	the nature, quality and extent of the advisory and other services provided to us by our Investment Adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to our Investment Adviser or WhiteHorse Administration from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of our Investment Adviser and its affiliates;
•	our Investment Adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our Investment Adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

In connection with their consideration of the renewal of the Investment Advisory Agreement, the board of directors gave weight to each of the factors described above, but did not identify any one particular factor as controlling its decision. Based on the information that the board of directors reviewed, the considerations detailed above and further discussions, at a meeting held on August 1, 2018, the board of directors, including a majority of our directors who are not interested persons of WhiteHorse Finance or the Investment Adviser, determined that the investment advisory fee rates are reasonable in relation to the services to be provided and re-approved the Investment Advisory Agreement. We expect that the board of directors will undertake the same or a similar review in connection with any proposed amendment to, or further renewal of, the Investment Advisory Agreement.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration and its affiliates furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as portfolio manager of WhiteHorse Credit, under the Credit Facility and for certain portfolio companies. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments in respect of the obligations of WhiteHorse Administration and its affiliates under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides managerial assistance on our behalf to portfolio companies that request such assistance. The renewal of the Administration Agreement was approved by our board of directors in November 2017. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without any profit to WhiteHorse Administration.

During the six months ended June 30, 2018 and 2017, we incurred administrative service fees of approximately $350,000 and $292,000, respectively. During the years ended December 31, 2017, 2016 and 2015, we incurred allocated administrative service fees of approximately $696,000, $684,000 and $1,140,000, respectively.

Limitation of Liability and Indemnification

The Administration Agreement provides that WhiteHorse Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including its members, are not liable to us or any of our stockholders for any act or omission by it or its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including its members, in connection with the performance of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as our administrator, or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of WhiteHorse Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator for damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by us or our stockholders or in our or our stockholders’ right) arising out of or otherwise based on WhiteHorse Administration’s duties or obligations under the Administration Agreement or otherwise as our administrator, subject to the same limitations and conditions.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our Investment Adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice to the other party and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we have no legal right to the “WhiteHorse” name.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We have entered into agreements with our Investment Adviser, in which our senior management and members of our investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our Investment Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our Investment Adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, our Investment Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with our Investment Adviser’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our Investment Adviser’s allocation policy provides for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our Investment Adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our Investment Adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our Investment Adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our Investment Adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and our Investment Adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically approved by our Investment Adviser and reviewed by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our Investment Adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our Investment Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our Investment Adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we cannot assure you that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by our Investment Adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our Investment Adviser will need to decide which client will proceed with the investment. Our Investment Adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible under the Exemptive Relief Order, existing regulatory guidance, applicable regulations or our allocation procedures. Pursuant to the Exemptive Relief Order, certain types of negotiated co-investments may be made only if our board of directors determines that it would be advantageous for us to co-invest with other accounts managed by our Investment Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you, however, that we will develop opportunities that comply with such limitations.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from our Investment Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for WhiteHorse Advisers to invest in certain types of securities. See “The Adviser and the Administrator — Investment Advisory Agreement.” Additionally, we rely on investment professionals from our Investment Adviser to assist our board of directors with the valuation of our portfolio investments. See “— Staffing Agreement.”

The management fee and incentive fee paid to our Investment Adviser are based on the value of our investments and there may be a conflict of interest when personnel of our Investment Adviser are involved in the valuation process for our portfolio investments. See “Risk Factors — Risks Relating to our Business and Structure — There are significant conflicts of interest that could affect our investment returns.”

Staffing Agreement

WhiteHorse Advisers entered into the Staffing Agreement with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. The Staffing Agreement provides WhiteHorse Advisers with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. The Staffing Agreement provides WhiteHorse Advisers with the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration and its affiliates, among other services, furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. See “The Adviser and The Administrator — Administration Agreement.”

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. See “The Adviser and The Administrator — License Agreement.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of October 19, 2018, there were 20,546,032 shares of common stock outstanding and 17 stockholders of record. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding shares of common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership	Percentage of Common Stock outstanding
		Shares owned	Percentage
H.I.G. Bayside Debt & LBO Fund II, L.P.(1)	Beneficial	5,802,061	28.2%
H.I.G. Bayside Loan Opportunity Fund II, L.P.(1)	Beneficial	4,727,939	23.0%
Hamilton Lane Advisors, L.L.C.(2)	Beneficial	1,174,562	5.7%
Stuart Aronson(3)	Beneficial	14,000	*
John Bolduc(3)(4)	Beneficial	191,975	*
Jay Carvell(3)	Beneficial	15,629	*
Sami Mnaymneh(5)(6)	Beneficial	10,802,409	52.6%
Anthony Tamer(5)(7)	Beneficial	10,792,359	52.5%
Kevin F. Burke(3)	Beneficial	—	*
Rick P. Frier(3)	Beneficial	—	*
Rick D. Puckett(3)(8)	Beneficial	18,912	*
G. Stacy Smith(3)	Beneficial	—	*
Marco Collazos(3)	Beneficial	—	*
Edward J. Giordano(3)	Beneficial	—	*
All officers and directors as a group (9 persons)	Beneficial	240,516	1.2%

*	Represents less than 1.0%.
(1)	The address of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. The number of shares of common stock shown in the above table as being owned by the named entities reflect the fact that they collectively may be viewed as having investment power over 10,530,000 shares of our common stock indirectly owned of record by such entities, although voting rights to such securities have been passed through to the respective limited partners. Each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. disclaim beneficial ownership of such shares of common stock, except to the extent of their respective pecuniary interests therein.
(2)	The address for Hamilton Lane Advisors, L.L.C. is One Presidential Blvd., 4th Floor, Bala Cynwyd, Pennsylvania 19004. The number of shares beneficially owned is based on a Schedule 13G filed by Hamilton Lane Advisors, L.L.C. on February 14, 2018, which Schedule 13G reflects sole voting power over 731,654 shares by Hamilton Lane Advisors, L.L.C. and shared voting power over 442,908 shares by Hamilton Lane Advisors, L.L.C.
(3)	The address for each of our officers and directors is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(4)	Mr. Bolduc is the sole shareholder of the general partner of Bolduc Family, L.P. The number of shares of common stock shown in the above table as being owned by Mr. Bolduc reflects the fact that, due to his control of Bolduc Family, L.P., Mr. Bolduc may be viewed as having investment power over 34,829 shares of common stock owned by such entity. Mr. Bolduc disclaims beneficial ownership of shares of common stock held by Bolduc Family, L.P., except to the extent of his direct pecuniary interest therein.
(5)	Messrs. Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. The number of shares of common stock shown in the above table as being owned by each named individual reflects the fact that, due to their control of such entities, each may be viewed as having investment power over 10,530,000 shares of common stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein. The address for each of Messrs. Mnaymneh and Tamer is c/o H.I.G. Capital, L.L.C., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(6)	Mr. Mnaymneh is the General Partner and Manager of Mnaymneh H.I.G. Management, L.P. The number of shares of common stock shown in the above table as being owned by Mr. Mnaymneh reflects the fact that, due to his control of Mnaymneh H.I.G. Management, L.P., Mr. Mnaymneh may be viewed as having investment power over 272,409 shares of common stock owned by such entity. Mr. Mnaymneh disclaims beneficial ownership of shares of common stock held by Mnaymneh H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.
(7)	Mr. Tamer is the President of Tamer H.I.G. Management, L.P. The number of shares of common stock shown in the above table as being owned by Mr. Tamer reflects the fact that, due to his control of Tamer H.I.G. Management, L.P., Mr. Tamer may be viewed as having investment power over 256,632 shares of common stock owned by such entity. Mr. Tamer disclaims beneficial ownership of shares of common stock held by Tamer H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.
(8)	Mr. Puckett is a member of the Jen and Rick Puckett Foundation. The number of shares of common stock shown in the above table as being owned by Mr. Puckett reflects the fact that, due to his control of the Jen and Rick Puckett Foundation, Mr. Puckett has shared voting and dispositive power over 18,912 shares of common stock owned by such entity.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of October 19, 2018. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Independent Directors
Kevin F. Burke	—
Rick P. Frier	—
Rick D. Puckett	Over $100,000
G. Stacy Smith	—
Interested Directors
Stuart Aronson	Over $100,000
John Bolduc	Over $100,000
Jay Carvell	Over $100,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

SELLING STOCKHOLDERS

This prospectus also relates to 10,530,000 shares of our common stock that may be offered for resale by the stockholders identified below. These stockholders acquired the shares from us in connection with the BDC Conversion and subsequent distributions as part of the distribution reinvestment plan. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with the stockholders regarding the sale of any of the resale shares. We will pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders. The selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering.

As of the date of this prospectus, the following table sets out certain ownership information with respect to the selling stockholders and our common stock. The shares offered by this prospectus may be offered from time to time by the stockholders listed below.

H.I.G. Capital serves as investment adviser to the selling stockholders. By virtue of its investment power over securities held by each selling stockholder, H.I.G. Capital may be deemed to have beneficial ownership of, and investment power over, the shares of WhiteHorse Finance, Inc. indirectly owned by the selling stockholders although voting rights to such securities have been passed through to the limited partners of the selling stockholders.

Stockholder	Shares Beneficially Owned Prior to Offering		Number of Shares That May Be Offered	Shares Beneficially Owned After Offering (Assuming All Offered Shares are Sold)
	Shares	Percent	Shares	Shares	Percent
H.I.G. Bayside Debt & LBO Fund II, L.P.(1)	5,802,061	28.2%	5,802,061	—	—
H.I.G Bayside Loan Opportunity Fund II, L.P(1)	4,727,939	23.0%	4,727,939	—	—
Total	10,530,000	51.3%	10,530,000	—	—

(1)	Due to their control of the general partner of each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., Messrs. Mnaymeneh and Tamer may each be deemed to be beneficial owners of common stock in the Company. Messrs. Mnaymeneh and Tamer each disclaim beneficial ownership of shares of common stock held by H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. (except to the extent of their pecuniary interest therein), and they have not sold any shares of the Company's common stock personally owned.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC Topic 820. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC Topic 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers or other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event occurs with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our Investment Adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our Investment Adviser.

•	The audit committee of the board of directors reviews these preliminary valuations, and on a quarterly basis, reviews the bases of the valuations by our Investment Adviser and the independent valuation firms.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.”

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the NAV of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then-current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays or holidays) of the sale.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the then-current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders.

The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date fixed by our board for such distribution. The market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the NAV of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to

U.S. federal withholding tax on a distribution, we will withhold the applicable tax and the balance will be reinvested in our common stock (or paid to such stockholder in cash if the stockholder has “opted out” of our distribution reinvestment plan).

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or other distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (877) 276-7499.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on the NASDAQ Global Select Market under the ticker symbol “WHF”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 30, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held By us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	20,531,948
Preferred Stock	1,000,000	—	—

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, and our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation and bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.
•	Section 203 defines “business combination” to include the following:
•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board of directors. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board of directors may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board of directors, the chief executive officer or the board of directors. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation provides that special meetings of stockholders may be called by our board of directors, the chairman of the board of directors and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designation and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current NAV per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title and aggregate number of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;
•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	the terms of any rights to redeem, or call such subscription rights;
•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;
•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such number of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise or conversion price is not less than (i) the current market value at the date of issuance or (ii) if no such market value exists, the then-current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of WhiteHorse Finance and its stockholders and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and American Stock Transfer & Trust Company, LLC, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default —  Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined below);
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, after each such issuance is at least equal to 150%, subject to certain disclosure requirements. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will issue debt securities in book-entry only form represented by global securities.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and the stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then-current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on the record date, even if that person no longer owns the debt security on the interest due date. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;
•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and
•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issuers of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and as a RIC, under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless such change is approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below the then-current NAV per share. We may, however, issue or sell our common stock at a price below the then-current NAV of the common stock or sell warrants, options or rights to acquire such common stock, at a price below the then-current NAV of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than three percent of the voting stock of any registered investment company, invest more than five percent of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental, and all may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a SBIC wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250 million; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

WhiteHorse Administration provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and reimburse WhiteHorse Administration for its allocated costs in providing such assistance, subject to review and approval by our board of directors, including our independent directors.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the Diversification Tests (as defined below) in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted as a business development company to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, after each issuance of senior securities equals at least 150%, subject to certain disclosure requirements. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to five percent of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors —  Regulations governing our operation as a business development company, including those related to the issuance of senior securities, will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and WhiteHorse Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are described below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to us, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies during the most recent 12-month period ended June (1) by making a written request for proxy voting information to: Investor Relations, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 or by calling us collect at (305) 381-6999; and (2) on the SEC’s website http://www.sec.gov.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other Regulatory Considerations

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We will be periodically examined by the SEC for compliance with the 1940 Act.

We and the Investment Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates, including the Investment Adviser, without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our Investment Adviser has previously invested.

The Exemptive Relief Order permits us to participate in negotiated investments with our affiliates, subject to certain conditions, and therefore provides stockholders with access to a broader range of investment opportunities.

We may issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount). Our rights offering completed on November 20, 2015 resulted in the issuance of 3,321,033 additional shares of common stock at a price below the then-current NAV per share.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm beginning with the earlier of our fiscal year ending December 31, 2017 and the year in which our revenues first exceed $1.0 billion; and
•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under it. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance with that act.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. As of the date of this report, we were in compliance with such corporate governance listing standards applicable to business development companies.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. No brokerage commissions have been paid in the past three fiscal years. Subject to policies established by our board of directors, our Investment Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Investment Adviser generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Investment Adviser may select a broker based upon brokerage or research services provided to our Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), and their partners, members and owners, persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more United States persons (as defined in the Code) have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a United States person prior to that date, and has made a valid election to be treated as a United States person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (or entity classified as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to Be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code, and intend to continue to qualify annually for such treatment. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to as dividends for U.S. federal income tax purposes our stockholders. To qualify as a RIC, we must meet certain source-of-income and asset diversification requirements (as described below) and we must meet the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute as dividends for U.S. federal income tax purposes to our stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any taxable income, including net capital gain, not distributed to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner dividends of an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years on which we did not incur any U.S. federal income tax, or the Excise Tax Avoidance Requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

While we intend to make sufficient distributions each taxable year to avoid incurring any material U.S. federal excise tax on our earnings, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, we must:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and diversify our holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (together, the Diversification Tests).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the original issue discount that accrues over the life of the instruments, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. In addition, recent tax legislation requires us to recognize income for tax purposes no later than when recognized for financial reporting purposes.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.

Under recent tax legislation, we and the companies we invest in will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The effects of this and other provisions of the tax legislation on us remain uncertain at this time pending regulatory guidance.

The IRS has taken the position that if a RIC has two classes of shares, it may report distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Because of this rule, we are required to allocate a portion of net capital gain if any, qualified dividend income if any and dividends qualifying for the dividends received deduction if any to holders of common stock and preferred stock.

If we acquire the equity securities of certain non-U.S. entities classified as corporations for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies,” or PFICs), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such PFICs or gain from the sale of stock in such PFICs, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.

Under recently proposed Treasury Regulations, certain income derived by us from a CFC or PFIC with respect to which we have made a qualified electing fund, or QEF, election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs or implement certain restrictions with respect to any issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% income test.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to incur U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for continued treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates. The Code provides certain relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur not only would all our taxable income be subject to tax at regular corporate rates, we would not be able to deduct distributions to stockholders in computing our taxable income, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and non-corporate stockholders would generally be eligible to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to U.S. non-corporate (including individuals) stockholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, in the case of a U.S. non-corporate (including individual) stockholder depending on whether such U.S. non-corporate stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, U.S. non-corporate (including individual) stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether such U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum federal income tax rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. U.S. non-corporate stockholders with net capital losses for a taxable year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a U.S. non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. U.S. corporate stockholders generally may not deduct any net capital losses for a taxable year, but may carryback such losses for three taxable years or carry forward such losses for five taxable years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will provide each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Such distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Such distributions generally will not be eligible for the dividends-received deduction otherwise available to certain U.S. corporations or the lower U.S. federal income tax rates applicable to certain qualified dividends.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We will treat preferred stock as our equity for U.S. federal income tax purposes. Stockholders should be aware that the IRS could assert a contrary position — meaning that the IRS could attempt to classify preferred stock as debt. If the IRS prevailed on such a position, dividends paid by us on preferred stock (including dividends already paid) would be treated as interest payments.

We may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2.0 million or more for an individual stockholder or $10.0 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any U.S non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or

(2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to Non-U.S. stockholders only. If you are not a Non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to United States persons. In that case, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurance that we will report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, or other U.S. nonresident withholding tax certification form (as discussed below), or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification form (e.g., an IRS Form W-8BEN or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-United States person may also be subject to U.S. federal estate tax. Non-United States persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of our common stock.

Foreign Account Tax Compliance Act

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $455,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 10,530,000 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” We or the selling stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. In some cases, the Investment Adviser may pay all or a portion of such fees and expenses, in which case such fees and expenses will not be borne by our common stockholders. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We or the selling stockholders may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with The Bank of New York Mellon. The principal address of the custodian is One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for WhiteHorse Finance by Dechert LLP, Boston, Massachusetts. Dechert LLP also represents the Adviser.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe LLP, an independent registered public accounting firm, has audited our consolidated financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, as set forth in its report elsewhere in this prospectus. We have included our consolidated financial statements in reliance on Crowe LLP’s report, given on their authority as experts in accounting and auditing. Crowe LLP is located at 488 Madison Avenue, Floor 3, New York, New York 10022.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

WHITEHORSE FINANCE, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$454,514	$404,434
Non-controlled affiliate company investments	56,856	36,246
Total investments, at fair value (amortized cost $499,563 and $448,522, respectively)	511,370	440,680
Cash and cash equivalents	14,461	35,219
Restricted cash and cash equivalents	4,092	3,717
Interest receivable	5,356	4,947
Receivables from investments sold	1,702	783
Prepaid expenses and other receivables	1,486	185
Total assets	$538,467	$485,531
Liabilities
Debt	$215,311	$182,122
Distributions payable	7,289	7,289
Management fees payable	8,682	7,848
Accounts payable and accrued expenses	1,133	701
Interest payable	659	527
Advances received from unfunded credit facilities	112	92
Total liabilities	233,186	198,579
Commitments and contingencies (See Note 7)
Net assets
Common stock, 20,531,948 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	20	20
Paid-in capital in excess of par	302,292	302,292
Accumulated overdistributed net investment income	(8,177)	(6,784)
Accumulated net realized losses on investments	(661)	(734)
Accumulated net unrealized appreciation (depreciation) on investments	11,807	(7,842)
Total net assets	305,281	286,952
Total liabilities and total net assets	$538,467	$485,531
Number of shares outstanding	20,531,948	20,531,948
Net asset value per share	$14.87	$13.98

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Investment income
From non-controlled/non-affiliate company investments
Interest income	$13,265	$12,577	$27,028	$24,595
Fee income	788	1,058	2,980	1,825
From non-controlled affiliate company investments
Dividend income	601	650	1,251	1,440
Total investment income	14,654	14,285	31,259	27,860
Expenses
Interest expense	2,801	2,559	5,366	5,003
Base management fees	2,607	2,390	5,052	4,652
Performance-based incentive fees	3,891	1,734	6,035	3,365
Administrative service fees	175	158	350	292
General and administrative expenses	573	508	1,271	1,090
Total expenses	10,047	7,349	18,074	14,402
Net investment income	4,607	6,936	13,185	13,458
Realized and unrealized gains (losses) on investments
Net realized gains
Non-controlled/non-affiliate company investments	73	—	73	23
Net realized gains	73	—	73	23
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	1,950	(2,294)	(961)	933
Non-controlled affiliate company investments	12,424	2,633	20,610	2,490
Net change in unrealized appreciation	14,374	339	19,649	3,423
Net realized and unrealized gains on investments	14,447	339	19,722	3,446
Net increase in net assets resulting from operations	$19,054	$7,275	$32,907	$16,904
Per Common Share Data
Basic and diluted earnings per common share	$0.93	$0.39	$1.60	$0.91
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	20,531,948	18,341,967	20,531,948	18,323,034

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Changes in Net Assets (Unaudited)
(in thousands, except share and per share data)

	Common Stock		Paid-in Capital in Excess of Par	Accumulated Overdistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Par amount
Balance at December 31, 2016	18,303,890	$18	$272,242	$(5,423)	$(842)	$(16,606)	$249,389
Stock issued in connection with public offering	2,200,000	2	30,294				30,296
Stock issued in connection with distribution reinvestment plan	14,214	—	197				197
Net increase in net assets resulting from operations	—	—	—	13,458	23	3,423	16,904
Distributions declared	—	—	—	(13,001)	—	—	(13,001)
Balance at June 30, 2017	20,518,104	$20	$302,733	$(4,966)	$(819)	$(13,183)	$283,785
Balance at December 31, 2017	20,531,948	$20	$302,292	$(6,784)	$(734)	$(7,842)	$286,952
Net increase in net assets resulting from operations	—	—	—	13,185	73	19,649	32,907
Distributions declared	—	—	—	(14,578)	—	—	(14,578)
Balance at June 30, 2018	20,531,948	$20	$302,292	$(8,177)	$(661)	$11,807	$305,281

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2018	2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$32,907	$16,904
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Paid-in-kind income	(315)	(326)
Net realized gains on investments	(73)	(23)
Net unrealized appreciation on investments	(19,649)	(3,423)
Accretion of discount	(2,397)	(1,689)
Amortization of deferred financing costs	389	428
Acquisition of investments	(164,479)	(86,453)
Proceeds from principal payments and sales of portfolio investments	116,223	65,735
Net changes in operating assets and liabilities:
Interest receivable	(409)	(931)
Prepaid expenses and other receivables	(1,301)	14
Receivable from investments sold	(919)	881
Payables for investments purchased	—	(995)
Management fees payable	834	485
Accounts payable and accrued expenses	432	475
Interest payable	132	23
Advances received from unfunded credit facilities	20	—
Net cash used in operating activities	(38,605)	(8,895)
Cash flows from financing activities
Proceeds from sales of common stock, net of offering costs	—	30,296
Borrowings	85,100	102,567
Repayment of debt	(52,300)	(95,317)
Deferred financing costs	—	(1,028)
Distributions paid to common stockholders, net of distributions reinvested	(14,578)	(12,799)
Net cash provided by financing activities	18,222	23,719
Net change in cash, cash equivalents and restricted cash	(20,383)	14,824
Cash, cash equivalents and restricted cash at beginning of period	38,936	28,894
Cash, cash equivalents and restricted cash at end of period	$18,553	$43,718
Supplemental disclosure of cash flow information:
Interest paid	$4,845	$4,552

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated statements of assets and liabilities that sum to the total of the same amounts presented in the consolidated statements of cash flows:

	June 30,
	2018	2017
Cash and cash equivalents	$14,461	$39,731
Restricted cash	4,092	3,987
Total cash, cash equivalents and restricted cash presented in consolidated statements of cash flows	$18,553	$43,718

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)
June 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00% (0.50% Floor)	9.09%	03/27/23	12,344	$12,344	$12,344	4.04%
Outcome Health
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	11.88% (3.00% PIK)	12/22/21	10,189	9,523	8,624	2.82
				22,533	21,867	20,968	6.86
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	12.04%	02/03/25	18,000	17,702	17,919	5.87
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(11)	base rate+ 7.99% (1.00% Floor)	10.11%	02/23/23	18,453	18,066	18,122	5.94
First Lien Secured Revolving Loan(7)	P+ 7.00% (1.00% Floor)	12.00%	02/23/23	430	421	426	0.14
				18,883	18,487	18,548	6.08
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.09%	12/28/22	18,824	18,485	18,598	6.09
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 7.85% (1.00% Floor)	10.21%	12/29/22	7,089	6,961	6,989	2.29
				25,913	25,446	25,587	8.38
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan	L+ 7.35% (1.00% Floor)	9.67%	06/08/23	15,000	14,778	14,792	4.85
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	10.23%	12/23/21	23,008	22,723	22,681	7.43
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.84%	02/26/23	7,146	7,048	7,146	2.34
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan	L+ 8.50% (1.00% Floor)	11.11%	04/28/22	7,585	7,418	7,535	2.47
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.09%	01/11/23	7,416	7,282	7,387	2.42

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	11.88%	09/18/22	8,670	$8,565	$8,757	2.87
				23,671	23,265	23,679	7.76
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	11.86%	09/30/20	8,500	8,373	8,404	2.75
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	12.29%	08/10/21	13,113	12,761	12,758	4.18
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	13.07% (1.00% PIK)	11/20/19	16,508	16,421	16,343	5.35%
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	13.07% (1.00% PIK)	11/20/19	5,145	5,109	5,094	1.67
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	13.07% (1.00% PIK)	11/20/19	4,784	4,752	4,736	1.55
				39,550	39,043	38,931	12.75
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	11.37%	05/31/19	14,250	14,250	11,229	3.68
Second Lien Secured Term Loan(8)	N/A	15.75% (2.00% PIK)	07/31/18	1,028	1,024	103	0.03
				15,278	15,274	11,332	3.71
Health Care Services
PMA Holdco, LLC
First Lien Secured Term Loan	L+ 7.50% (1.00% Floor)	9.84%	06/28/23	15,063	14,744	14,743	4.83
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 8.59% (1.00% Floor)	10.69%	03/09/23	17,100	16,909	16,903	5.54
Internet Software & Services
London Trust Media Incorporated
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.36%	02/01/23	11,213	11,058	11,054	3.62
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	12.01%	02/02/24	18,000	17,640	17,726	5.81
				29,213	28,698	28,780	9.43
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	10.11%	05/05/22	12,825	12,603	12,825	4.20
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	14.09%	05/05/22	4,750	4,668	4,750	1.56
				17,575	17,271	17,575	5.76

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	11.09% (2.00% PIK)	01/10/23	4,192	$4,118	$4,067	1.33
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Incremental Term Loan	L+ 7.25% (1.00% Floor)	9.58%	03/07/22	1,925	1,909	1,925	0.63
First Lien Initial Delayed Draw Loan	L+ 7.25% (1.00% Floor)	9.56%	03/07/22	6,183	6,160	6,183	2.03
First Lien Initial Term Loan	L+ 7.25% (1.00% Floor)	9.57%	03/07/22	131	130	131	0.04
Lift Brands, Inc.
First Lien Secured Term Loan	L+ 7.00% (1.00% Floor)	9.09%	04/16/23	10,913	10,693	10,697	3.50
First Lien Secured Revolving Loan(7)	L+ 7.00% (1.00% Floor)	9.09%	04/16/23	—	—	—	—
				19,152	18,892	18,936	6.20
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.83%	04/15/20	13,000	12,945	11,794	3.86
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 12.00% (1.00% Floor)	14.33%	12/27/18	25,000	24,951	24,000	7.86
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan	L+ 6.86% (1.00% Floor)	8.93%	05/15/23	13,543	13,279	13,273	4.35
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	10.33%	01/09/23	17,666	17,266	17,290	5.66%
First Lien Secured Revolving Loan(7)	L+ 8.00% (1.00% Floor)	10.33%	01/09/23	1,234	1,206	1,210	0.40
				18,900	18,472	18,500	6.06
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 8.50% (1.00% Floor)	10.81%	11/17/22	11,320	11,072	11,102	3.64
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 11.25% (1.00% Floor)	13.61%	06/25/20	25,000	24,884	24,907	8.16
Second Lien Secured Revolving Loan(7)	L+ 11.25% (1.00% Floor)	13.61%	06/25/20	—	—	2	—
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.73%	03/09/22	20,000	19,732	20,000	6.55
				45,000	44,616	44,909	14.71

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2018
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(10)	Fair Value As A Percentage of Net Assets
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.75% (1.00% Floor)	11.11%	05/04/23	14,545	$14,193	$14,182	4.65
First Lien Secured Revolving Loan(7)	L+ 8.75% (1.00% Floor)	11.09%	05/04/23	582	568	567	0.19
				15,127	14,761	14,749	4.84
Trucking
Sunteck/TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	11.34%	06/15/22	3,500	3,456	3,500	1.15
Total Debt Investments				465,167	458,190	452,818	148.34
Equity Investments
Advertising
Fluent, Inc. (f/k/a Cogint, Inc.)(4)(9)	N/A	N/A	12/08/25	187	560	457	0.15
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	8	—
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	153	0.05
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	153	0.05
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	153	0.05
				9	—	467	0.15
Health Care Services
PMA Holdco, LLC Warrants(4)	N/A	N/A	N/A	8	—	345	0.11
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	37,363	12.24
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	—	535	0.18
SFS Global Holding Company Warrants(4)	N/A	N/A	N/A	—	—	—	—
Sigue Corporation Warrants(4)	N/A	N/A	N/A	6	—	327	0.11
				685	20,693	38,225	12.53
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,958	6.21
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	100	0.03
Total Equity Investments				20,889	41,373	58,552	19.18
Total Investments				$486,056	$499,563	$511,370	167.52%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 2.1%, 2.3% and 2.5%, respectively, as of June 30, 2018. The Prime was 5.0% as of June 30, 2018.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) – (continued)
June 30, 2018
(in thousands)

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 81%, of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of June 30, 2018. See Note 7.
(8)	The investment is on non-accrual status.
(9)	The fair value of the investment was determined using observable inputs. See Note 4.
(10)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.
(11)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC (f/k/a Fluent Acquisition II, LLC)
First Lien Secured Term Loan	L+ 11.50% (0.50% Floor)	13.05% (1.00% PIK)	12/08/20	25,650	$25,352	$25,651	8.94%
Outcome Health
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	8.13%	12/22/21	14,853	13,667	12,372	4.31
				40,503	39,019	38,023	13.25
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/03/25	18,000	17,680	17,892	6.24
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+ 9.25% (1.00% Floor)	10.73%	05/26/21	12,031	11,747	12,031	4.19
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	9.56%	12/28/22	20,000	19,601	19,600	6.83
Rural Media Group, Inc.
First Lien Secured Term Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	7,133	6,991	6,991	2.44
First Lien Secured Delayed Draw Loan(8)	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	—	—	—	—
				27,133	26,592	26,591	9.27
Data Processing & Outsourced Services
FPT Operating Company, LLC/ TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.61%	12/23/21	23,305	22,975	23,188	8.08
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.32%	02/26/23	7,146	7,038	7,146	2.49
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan(4)	L+ 8.50% (1.00% Floor)	9.88%	04/28/22	14,329	13,971	14,180	4.94
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/18/22	8,670	8,553	8,651	3.01
				22,999	22,524	22,831	7.95
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/30/20	8,500	$8,345	$8,423	2.94

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	11.64%	08/10/21	13,615	$13,190	$13,479	4.70%
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	16,853	16,732	16,516	5.76
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	5,119	5,070	5,017	1.75
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	4,884	4,840	4,786	1.67
				40,471	39,832	39,798	13.88
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	10.50%	01/31/18	14,250	14,245	12,430	4.33
Second Lien Secured Term Loan	N/A	15.75% (2.00% PIK)	07/31/18	1,027	1,023	239	0.08
				15,277	15,268	12,669	4.41
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 9.77% (1.00% Floor)	11.34%	03/17/21	6,000	5,923	6,000	2.09
Internet Software & Services
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/02/24	18,000	17,608	17,576	6.13
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	9.59%	05/05/22	13,163	12,905	13,042	4.55
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	13.57%	05/05/22	4,875	4,780	4,830	1.68
				18,038	17,685	17,872	6.23
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.57% (2.00% PIK)	01/10/23	4,150	4,067	3,901	1.36
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Initial Secured Term Loan	L+ 7.25% (1.00% Floor)	8.77%	03/07/22	132	131	131	0.05
First Lien Incremental Secured Term Loan	L+ 7.25% (1.00% Floor)	8.94%	03/07/22	1,935	1,916	1,916	0.67
First Lien Initial Secured Delayed Draw Loan(8)	L+ 7.25% (1.00% Floor)	8.73%	03/07/22	2,658	$2,632	$2,632	0.92
				4,725	4,679	4,679	1.64
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+ 11.25% (1.00% Floor)	12.61%	01/25/21	4,422	4,402	4,466	1.56%

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.10%	04/15/20	13,000	$12,929	$10,837	3.78
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.50% (1.00% Floor)	13.19%	12/27/18	25,000	24,901	24,872	8.67
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.38%	04/02/18	12,044	12,003	12,044	4.20
				37,044	36,904	36,916	12.87
Research & Consulting Services
Project Time & Cost, LLC
First Lien Secured Term Loan	L+ 12.00% (0.50% Floor)	13.53%	10/09/20	9,104	9,004	8,440	2.94
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.92%	11/17/22	11,320	11,044	11,084	3.86
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+ 9.00% (1.25% Floor)	10.57%	07/01/20	19,000	18,912	19,000	6.62
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	25,000	24,855	24,760	8.63
Second Lien Secured Revolving Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	5,000	4,971	4,952	1.73
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.11%	03/09/22	20,000	19,696	20,000	6.97
				50,000	49,522	49,712	17.33
Trucking
Sunteck/TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.59%	06/15/22	3,500	3,450	3,456	1.20
Total Debt Investments				413,668	407,149	402,531	140.31
Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.)(4)	N/A	N/A	12/08/25	187	560	821	0.29%
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	14	0.00
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	$—	$296	0.10
				9	—	902	0.30
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	17,314	6.03
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	—	428	0.15
				679	20,693	17,742	6.18
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,504	6.45
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	180	0.06
Total Equity Investments				20,875	41,373	38,149	13.28
Total Investments				434,543	$448,522	$440,680	153.59%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the 1940 Act, and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to LIBOR, which resets monthly, quarterly or semiannually, or Prime. The one, three and six-month LIBOR were 1.6%, 1.7% and 1.8%, respectively, as of December 31, 2017. The Prime was 4.5% as of December 31, 2017.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.
(8)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2017. See note 7.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, WhiteHorse Finance elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). WhiteHorse Finance’s common stock trades on the NASDAQ Global Select Market under the symbol “WHF.”

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”) and have a term of three to six years. While the Company focuses principally on originating senior secured loans to lower middle market companies, it may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”). H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”) provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of WhiteHorse Finance, Inc. and its wholly owned subsidiaries, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”), and its subsidiary WhiteHorse Finance (CA), LLC (“WhiteHorse California”), and WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”). The Company meets the definition of an investment company under Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies, and therefore applies the accounting and reporting guidance discussed therein to its consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, certain disclosures accompanying the annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. This Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2017. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ending December 31, 2018.

Principles of Consolidation:  Under the investment company rules and regulations pursuant to ASC Topic 946, WhiteHorse Finance is precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, WhiteHorse Finance generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, and such valuations are reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages independent external valuation firms to periodically review material investments. These external reviews are used by the board of directors to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Investment Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business.

Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Closing fees associated with investments in portfolio companies are deferred and recognized as interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable, and are included in fee income on the consolidated statements of operations.

The Company may invest in loans that contain a PIK interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates to the extent such amounts are expected to be collected.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Non-accrual loans:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s revolving credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee generally once a quarter after the payment of operating expenses and amounts due under the Company’s revolving credit facility.

Offering Costs:  The Company may incur legal, accounting, regulatory, investment banking and other costs in relation to equity offerings. Offering costs are deferred and charged against paid-in capital in excess of par on completion of the related offering.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings. Deferred financing costs are presented in the consolidated statements of assets and liabilities as a direct reduction from the carrying amount of the related debt liability.

Income Taxes:  The Company elected to be treated as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, among other requirements, the Company is required to distribute dividends for U.S. federal income tax purposes to its shareholders each taxable year generally of an amount at least equal to 90% of the sum of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company will incur a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of capital gains in excess of capital losses, adjusted for certain ordinary losses, for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain income for preceding years that were not distributed during such years and on which the Company incurred no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount, if any, that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit or expense that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Any tax positions not deemed to satisfy the more likely than not threshold are reversed and recorded as tax benefit or tax expense, as appropriate, in the current year. Management has analyzed the Company’s tax positions, and the Company has concluded that the Company did not have any unrecognized tax benefits or unrecognized tax liabilities related to uncertain tax positions as of June 30, 2018 and December 31, 2017.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Penalties or interest that may be assessed related to any income taxes would be classified as general and administrative expenses on the consolidated statements of operations. The Company had no amounts accrued for interest or penalties as of June 30, 2018 or December 31, 2017. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities. Tax returns for each of the federal tax years since 2014 remain subject to examination by the Internal Revenue Service.

As of June 30, 2018 and December 31, 2017, the cost of investments for federal income tax purposes was $501,509 and $448,937, resulting in net unrealized appreciation of $9,861 and net unrealized depreciation of $8,256, respectively. This is comprised of gross unrealized appreciation of $18,303 and $3,953, and gross unrealized depreciation of $8,442 and $12,209, on a tax basis, as of June 30, 2018 and December 31, 2017, respectively.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” distribution reinvestment plan for common stockholders. As a result, if the Company declares a distribution or other dividend, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of the Company’s investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Recent Accounting Pronouncements:  During March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, to amend the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, entities generally amortize the premium as an adjustment of yield over the contractual life of the instrument. The new guidance shortened the amortization period for the premium to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. The amendments in this guidance are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures and does not expect this guidance to have a material impact as the Company does not hold any material purchased callable debt securities at a premium.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

During January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance is expected to reduce the number of transactions that need to be further evaluated as businesses. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company adopted this guidance effective January 1, 2018, and the adoption of this standard did not have an impact on the Company’s financial condition, results of operations, or cash flows.

During August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The guidance only affects the classification of transactions as presented on the consolidated statements of cash flows. The Company adopted this guidance effective January 1, 2018, and the adoption of this standard did not have a material impact on the Company’s cash flows or disclosures.

During January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, this ASU changes the disclosure requirements for financial instruments. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company adopted this guidance effective January 1, 2018, and the adoption of this guidance did not have a material impact on the Company’s consolidated financial statements or related disclosures as the Company does not hold any investments at amortized cost.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods, including interim periods within those reporting periods, beginning after December 15, 2017. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU 2014-09. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606). The amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” All of the guidance issued in

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

conjunction with ASU 2014-09 have the same effective date as the original standard and should be adopted concurrent with the adoption of ASU 2014-09. The Company adopted the revised provisions to ASC Topic 606 effective January 1, 2018 using the modified retrospective method. The adoption of this guidance did not result in a change to the accounting for any of its revenue streams; as such, no cumulative effect adjustment was recorded.

NOTE 3 — INVESTMENTS

Investments consisted of the following:

	June 30, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien secured loans	$311,870	$308,560	$232,786	$230,261
Second lien secured loans	146,320	144,258	174,363	172,270
Equity	41,373	58,552	41,373	38,149
Total	$499,563	$511,370	$448,522	$440,680

The following table shows the portfolio composition by industry grouping at fair value:

	June 30, 2018		December 31, 2017
Advertising	$21,425	4.19%	$38,844	8.81%
Application Software	17,919	3.50	17,892	4.06
Auto Parts & Equipment	—	—	12,031	2.73
Automotive Retail	18,548	3.63	—	—
Broadcasting	25,587	5.00	26,591	6.03
Cable & Satellite	14,792	2.89	—	—
Data Processing & Outsourced Services	22,681	4.44	23,188	5.26
Department Stores	7,146	1.40	7,146	1.62
Diversified Support Services	23,679	4.63	22,831	5.18
Environmental & Facilities Services	8,404	1.64	8,423	1.91
Food Retail	39,398	7.70	40,700	9.24
Health Care Facilities	11,332	2.22	12,669	2.87
Health Care Services	15,088	2.95	—	—
Internet Retail	16,903	3.31	6,000	1.36
Internet Software & Services	28,780	5.63	17,576	3.99
Investment Banking & Brokerage	17,575	3.44	17,872	4.06
IT Consulting & Other Services	4,067	0.80	3,901	0.89
Leisure Facilities	18,936	3.70	4,679	1.06
Office Services & Supplies	—	—	4,466	1.01
Oil & Gas Exploration & Production	11,794	2.31	10,837	2.46
Other Diversified Financial Services	62,225	12.17	54,658	12.40
Packaged Foods & Meats	13,273	2.59	—	—
Research & Consulting Services	18,500	3.62	8,440	1.92
Security & Alarm Services	11,102	2.17	11,084	2.52
Specialized Consumer Services	—	—	19,000	4.31
Specialized Finance	63,867	12.49	68,216	15.48

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

	June 30, 2018		December 31, 2017
Technology Hardware, Storage & Peripherals	14,749	2.88	—	—
Trucking	3,600	0.70	3,636	0.83
Total	$511,370	100.00%	$440,680	100.00%

The portfolio companies underlying the investments are located in the United States. As of June 30, 2018 and December 31, 2017, the weighted average remaining term of the Company’s debt investments was approximately 3.7 years and 3.4 years, respectively.

As of June 30, 2018, the total fair value of non-accrual loans was $103. As of December 31, 2017, the Company had no non-accrual loans.

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the six months ended June 30, 2018:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2017	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at June 30, 2018
Aretec Group, Inc.	Equity	$—	$17,314	$—	$—	$—	$20,049	$37,363
NMFC Senior Loan Program I LLC Units	Equity	650	18,504	—	—	—	454	18,958
RCS Creditor Trust Class B Units	Equity	—	428	—		—	107	535
Total		$650	$36,246	$—	$—	$—	$20,610	$56,856

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the year ended December 31, 2017:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2016	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at December 31, 2017
Aretec Group, Inc.	Equity	$—	$7,505	$—	$—	$—	$9,809	$17,314
NMFC Senior Loan Program I LLC Units	Equity	2,713	18,993	—	—	—	(489)	18,504
RCS Creditor Trust Class B Units	Equity	—	—	—		—	428	428
Total		$2,713	$26,498	$—	$—	$—	$9,748	$36,246

(1)	Refer to the consolidated schedule of investments for the principal amount, industry classification and other security detail of each portfolio company.

During the fourth quarter of 2015, the Company placed its second lien investment in RCS Capital Corporation on non-accrual status in anticipation of a voluntary petition for a “pre-packaged” Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on January 31, 2016. On May 23, 2016, the Company’s second lien investment, with a cost basis of $20,693, converted to 536,042 shares of common stock in Aretec Group, Inc. (previously known as RCS Capital Corporation). As of June 30, 2018 and December 31, 2017, the fair value of the Company’s investment in Aretec Group, Inc. was $37,363 and $17,314, respectively.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:   Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:   Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the six months ended June 30, 2018 and 2017, there were no changes in the observability of valuation inputs that would have resulted in a reclassification of assets between any levels.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of WhiteHorse Advisers are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$308,560	$308,560
Second lien secured loans	—	—	144,258	144,258
Equity	457	—	58,095	58,552
Total investments	$457	$—	$510,913	$511,370

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents investments (as shown on the consolidated schedule of investments) that were measured at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
First lien secured loans	$—	$—	$230,261	$230,261
Second lien secured loans	—	—	172,270	172,270
Equity	821	—	37,328	38,149
Total investments	$821	$—	$439,859	$440,680

The following table presents the changes in investments measured at fair value using Level 3 inputs for the three months ended June 30, 2018:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$255,551	$166,559	$45,013	$467,123
Acquisition of investments	78,573	23	—	78,596
Paid-in-kind income	173	—	—	173
Accretion of discount	596	203	—	799
Proceeds from principal payments and sales of portfolio investments	(26,263)	(24,000)	—	(50,263)
Net realized losses	(51)	—	—	(51)
Net unrealized appreciation (depreciation)	(19)	1,473	13,082	14,536
Fair value, end of period	$308,560	$144,258	$58,095	$510,913
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2018	$50	$1,552	$13,082	$14,684

The following table presents the changes in investments measured at fair value using Level 3 inputs for the six months ended June 30, 2018:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$230,261	$172,270	$37,328	$439,859
Acquisition of investments	164,456	23	—	164,479
Paid-in-kind income	315	—	—	315
Accretion of discount	2,040	357	—	2,397
Proceeds from principal payments and sales of portfolio investments	(87,677)	(28,422)	—	(116,099)
Net realized losses	(51)	—	—	(51)
Net unrealized appreciation (depreciation)	(784)	30	20,767	20,013
Fair value, end of period	$308,560	$144,258	$58,095	$510,913
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2018	$(648)	$183	$20,767	$20,302

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measured at fair value using Level 3 inputs for the three months ended June 30, 2017:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$237,865	$163,858	$29,942	$431,665
Acquisition of investments	40,407	—	—	40,407
Paid-in-kind income	172	—	—	172
Accretion of discount	727	125	—	852
Proceeds from principal payments and sales of portfolio investments	(34,964)	(578)	—	(35,542)
Net realized gains (losses)	—	—	—	—
Net unrealized appreciation (depreciation)	(1,548)	(117)	2,004	339
Fair value, end of period	$242,659	$163,288	$31,946	$437,893
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2017	$(969)	$(112)	$2,004	$923

The following table presents the changes in investments measured at fair value using Level 3 inputs for the six months ended June 30, 2017:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$245,213	$135,895	$30,606	$411,714
Acquisition of investments	51,263	35,190	—	86,453
Paid-in-kind income	326	—	—	326
Accretion of discount	1,454	235	—	1,689
Proceeds from principal payments and sales of portfolio investments	(56,067)	(9,668)	—	(65,735)
Net realized gains (losses)	—	23	—	23
Net unrealized appreciation	470	1,613	1,340	3,423
Fair value, end of period	$242,659	$163,288	$31,946	$437,893
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2017	$(52)	$1,392	$1,340	$2,680

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and exit multiples. An increase or decrease in the discount rate in isolation may result in significantly lower or higher fair value measurement, respectively. An increase or decrease in the market quote for an investment may in isolation result in significantly higher or lower fair value measurement, respectively. An increase or decrease in the exit multiple may in isolation result in significantly higher or lower fair value measurement, respectively. As the fair value of a debt investment diverges from par, which would generally be the case for non-accrual loans, the fair value measurement of that investment is more susceptible to volatility from changes in exit multiples as a significant unobservable input.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Quantitative information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at June 30, 2018	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$90,789	Discounted cash flows	Discount rate Exit multiple	10.8% – 15.7% (13.8%) 4.5x – 7.0x (5.6x)
	11,229	Market multiples	Exit multiple	2.7x
	206,542	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.7% – 20.1% (11.8%) 84.8 – 100.0 (97.5) 4.5x – 9.0x (6.9x)
	$308,560
Second lien secured loans	$90,291	Discounted cash flows	Discount rate Exit multiple	10.6% – 21.0% (15.2%) 4.1x – 8.0x (6.5x)
	103	Market multiples	Exit multiple	2.7x
	28,955	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	11.9% – 17.8% (16.0%) 93.3 – 100.1 (96.5) 8.5x
	24,909	Weighting of discounted cash flows and expected repayment	Discount rate Expected repayment	16.5% 100.0
	$144,258
Common Equity	$18,958	Discounted cash flows	Discount rate Discount for lack of marketability	10.7% 2.5%
	535	Consensus pricing	Market quotes	$3.8/s
	37,363	Weighting of discounted cash flows, market multiple and consensus pricing	Discount rate Exit Multiple Market quotes Discount for lack of marketability	17.6% 9.5x $69.3/s 11.0%
	$56,856
Warrant	$1,139	Discounted cash flows and Option-pricing method	Discount rate Exit multiple Volatility Discount for lack of marketability	16.0% – 31.0% (23.3%) 4.0x – 8.0x (5.6x) 2.7% – 25.0% (12.3%) 13.0% – 55.0% (35.4%)
	100	Market multiples	Exit multiple Discount for lack of marketability	21.0x 15.0%
	$1,239
Total Level 3 Investments	$510,913

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Investment Type	Fair Value at December 31, 2017	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$143,483	Discounted cash flows	Discount rate Exit multiple	10.8% – 79.8% (20.4%) 2.6x – 7.0x (5.8x)
	86,778	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.7% – 15.2% (12.2%) 81.0 – 99.0 (94.9) 5.0x – 8.5x (6.4x)
	230,261
Second lien secured loans	96,021	Discounted cash flows	Discount rate Exit multiple	11.7% – 112.2% (14.1%) 2.6x – 8.0x (7.3x)
	46,911	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.7% – 15.3% (12.5%) 89.0 – 100.3 (96.5) 5.0x – 8.5x (6.5x)
	4,466	Expected repayment	Repayment price	101.0
	24,872	Weighting of discounted cash flows and expected repayment	Discount rate Repayment price	15.4% 100.0
	172,270
Common Equity	18,504	Discounted cash flows	Discount rate	11.3%
	428	Consensus pricing	Market quotes	$3.0/s
	17,314	Weighting of discounted cash flows, market multiple and consensus pricing	Discount rate Exit multiple Market quotes	19.0% 7.3x $38.0/s
	36,246
Warrant	902	Discounted cash flows and Option-pricing method	Discount rate Exit multiple Volatility	27.0% 4.5x 25.0%
	180	Market multiple	Exit multiple	7.5x
	1,082
Total Level 3 investments	$439,859

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. The valuation methods selected for a particular investment are based on the circumstances and on the sufficiency of data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires a greater degree of judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

The following table presents the amortized cost and fair value of the Company’s borrowings as of June 30, 2018 and December 31, 2017. The amortized cost disclosed below excludes debt issuance costs. The fair value of the Credit Facility (as defined in Note 5) was estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The fair value of the Company’s 6.50% senior notes due 2020 (the “Senior Notes”) was estimated using the trailing 10-day volume weighted average quoted price as of the valuation date.

		June 30, 2018		December 31, 2017
	Fair Value Level	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Credit Facility	3	$187,800	$190,492	$155,000	$157,139
Senior Notes	2	30,000	30,721	30,000	30,666
		$217,800	$221,213	$185,000	$187,805

NOTE 5 — BORROWINGS

Historically, the 1940 Act has permitted the Company to issue “senior securities,” including borrowing money from banks or other financial institutions, only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. In March 2018, the Small Business Credit Availability Act (the “SBCAA”) was enacted into law. The SBCAA, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. Effectiveness of the reduced asset coverage requirements to a business development company requires approval by either (1) a “required majority” (as defined in Section 57(o) of the 1940 Act) of such business development company’s board of directors, with effectiveness one year after the date of such approval, or (2) a majority of the votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which is effective the day after such stockholder approval. On May 3, 2018, a “required majority” of the Company’s board of directors approved the reduced asset coverage requirements and separately recommended that the Company’s stockholders approve the reduced asset coverage requirements at the Company’s 2018 annual meeting. On August 1, 2018, the Company’s stockholders approved the reduced asset coverage requirement. As a result, the Company’s asset coverage requirements applicable to senior securities decreased from 200% to 150%, effective August 2, 2018. As of June 30, 2018, the Company’s asset coverage for borrowed amounts was 240.2%.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

Total borrowings outstanding and undrawn as of June 30, 2018, was as follows:

	Maturity	Rate	Face Amount	Undrawn
Credit Facility	2021	L+2.75%	$187,800	$12,200
Senior Notes	2020	6.50%	30,000	—
Total debt			217,800	$12,200
Debt issuance cost			(2,489)
Total debt net issuance cost			$215,311

Total borrowings outstanding and undrawn as of December 31, 2017, was as follows:

	Maturity	Rate	Face Amount	Undrawn
Credit Facility	2021	L+2.75%	$155,000	$45,000
Senior Notes	2020	6.50%	30,000	—
Total debt			185,000	$45,000
Debt issuance cost			(2,878)
Total debt net issuance cost			$182,122

Credit Facility:  On December 23, 2015, WhiteHorse Credit entered into a $200,000 revolving credit and security agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender (the “Credit Facility”). On June 27, 2016, the Credit Facility was amended and restated to clarify certain terms. On June 29, 2017, WhiteHorse Credit and JPMorgan again amended and restated the terms of the Credit Facility to, among other things, (i) extend the maturity date to December 29, 2021, (ii) increase the amount contained within the accordion feature which allows for the expansion of the borrowing limit from $220,000 to $235,000 and (iii) reduce the interest rate spread applicable on outstanding borrowings to 2.75%. On May 15, 2018, the terms of the Credit Facility were again amended and restated to, among other things, permit the financing of certain assets to be held by WhiteHorse California, a wholly owned subsidiary of WhiteHorse Credit.

The Credit Facility bears interest at LIBOR plus 2.75% on outstanding borrowings. The Company is required to pay a non-usage fee which accrues at 1.00% per annum (or 0.60% per annum with respect to any date in which the aggregated amount of outstanding borrowings is greater than 77.5% of the total commitments), on the average daily unused amount of the financing commitments to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. Prior to December 29, 2020, the Company, at its discretion and option, may increase the total borrowing limit under the Credit Facility from $200,000 to $235,000 (with the required minimum outstanding borrowings also increasing from $155,000 to $175,000) by submitting written notification of such intent and subject to consent from the lender and other terms provided for under the Credit Facility. In connection with the Credit Facility, WhiteHorse Credit pledged securities with a fair value of approximately $428,818 as of June 30, 2018 as collateral. The Credit Facility has a final maturity date of December 29, 2021.

Under the Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. As of June 30, 2018, the Company had $187,800 in outstanding borrowings and $12,200 undrawn under the Credit Facility. Weighted average outstanding borrowings were $165,738 and $164,465 at a weighted average interest rate of 4.88% and 4.65%, respectively, for the three and six months ended June 30, 2018. At June 30, 2018, the interest rate in effect on outstanding borrowings was 5.07%. The Company’s ability to draw down undrawn funds under the Credit Facility is

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At June 30, 2018, approximately $12,200 was available to be drawn by the Company based on these requirements.

Senior Notes:  On July 23, 2013, the Company completed a public offering of $30,000 of aggregate principal amount of the Senior Notes, the net proceeds of which were used to reduce outstanding obligations under the Company’s unsecured term loan. Interest on the Senior Notes is paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes mature on July 31, 2020. On July 10, 2018, the Company notified the trustee for its Senior Notes of its election to redeem the $30,000 aggregate principal amount of the Senior Notes outstanding in full in accordance with the terms of the indenture agreement under which the Senior Notes are issued. The redemption was completed on August 9, 2018. Following the redemption, none of the Senior Notes remained outstanding, and they were delisted from the NASDAQ Global Select Market. The Senior Notes are the Company’s direct senior unsecured obligations and are structurally subordinate to borrowings under the Credit Facility. Prior to August 9, 2018, the Senior Notes were listed on the NASDAQ Global Select Market under the symbol “WHFBL.”

NOTE 6 — RELATED PARTY TRANSACTIONS

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). The Company’s board of directors most recently reapproved the Investment Advisory Agreement on August 3, 2017. Subject to the overall supervision of the Company’s board of directors, WhiteHorse Advisers manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, and is payable quarterly in arrears. Base management fees for any partial month or quarter is appropriately pro-rated.

During the three and six months ended June 30, 2018, the Company incurred base management fees of $2,607 and $5,052, respectively. During the three and six months ended June 30, 2017, the Company incurred base management fees of $2,390 and $4,652, respectively.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the Incentive Fee Cap and Deferral Mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to its investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period consisted of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based (the “Income Incentive Fee”), is calculated and payable quarterly in arrears and is determined based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to the investment adviser. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee (the “Capital Gains Incentive Fee”), which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and equals 20% of cumulative aggregate realized capital gains from January 1 through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of each year (the “Capital Gains Incentive Fee Base”), less the aggregate amount of any previously paid Capital Gains Incentive Fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no Capital Gains Incentive Fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the Capital Gains Incentive Fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

In accordance with GAAP, the Company is also required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gains incentive fee on a quarterly basis if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gains Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a reporting period, then GAAP requires the Company to accrue a Capital Gains Incentive Fee equal to 20% of such amount, less the aggregate amount of any Capital Gains Incentive Fees previously paid and Capital Gains Incentive Fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in either additional expense (if such cumulative amount is greater than in the prior period) or a reversal of previously recorded expense (if such cumulative amount is less than in the prior period). There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and six months ended June 30, 2018, the Company accrued a Capital Gains Incentive Fee of $2,191 and $2,191, respectively, which accruals are included in performance-based incentive fees in the consolidated statements of operations. For the three and six months ended June 30, 2017, the Company did not accrue a Capital Gains Incentive Fee. As of June 30, 2018 and December 31, 2017, included in management fees payable on the consolidated statements of assets and liabilities were $2,191 and $0, respectively, for cumulative accruals of Capital Gains Incentive Fees under GAAP, including any amounts payable pursuant to the Investment Advisory Agreement as described above.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable Income Incentive Fee even after incurring a loss in that quarter due to realized and unrealized capital losses.

During the three and six months ended June 30, 2018, the Company incurred total performance-based incentive fees of $3,891 and $6,035, respectively. During the three and six months ended June 30, 2017, the Company incurred total performance-based incentive fees of $1,734 and $3,365, respectively.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which such third party received reimbursement from the Company.

During the three and six months ended June 30, 2018, the Company incurred allocated administrative service fees of $175 and $350, respectively. During the three and six months ended June 30, 2017, the Company incurred allocated administrative service fees of $158 and $292, respectively.

Co-investments with Related Parties:  At June 30, 2018 and December 31, 2017, certain officers or employees affiliated with or employed by WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $132 and $61, respectively.

At June 30, 2018 and December 31, 2017, certain funds affiliated with WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments with fair value of $857,574 and $480,752, respectively.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Commitments:  In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unfunded commitments to extend credit was approximately $9.0 million and $6.4 million as of June 30, 2018 and December 31, 2017, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The following table summarizes the Company’s unfunded commitments as of June 30, 2018 and December 31, 2017:

	Unfunded Commitment as of
	June 30, 2018	December 31, 2017
Revolving Loan Commitments:
Golden Pear Funding III, LLC	$5,000	$—
Lift Brands, Inc.	752	—
Nelson Worldwide, LLC	1,284	—
Source Code Midco, LLC	873	—
Team Car Care Holdings, LLC	1,117	—
	9,026	—
Delayed Draw Loan Commitments:
Planet Fit Indy 10 LLC	—	3,525
Rural Media Group, Inc.	—	2,867
	—	6,392
Total Unfunded Commitments	$9,026	$6,392

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 7 — COMMITMENTS AND CONTINGENCIES  – (continued)

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal Proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 8 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Six months ended June 30,
	2018	2017
Per share data:(1)
Net asset value, beginning of period	$13.98	$13.63
Net investment income	0.64	0.73
Net realized and unrealized gains on investments	0.96	0.18
Net increase in net assets resulting from operations	1.60	0.91
Distributions declared from net investment income	(0.71)	(0.71)
Net asset value, end of period	$14.87	$13.83
Total annualized return based on market value(2)	16.38%	19.88%
Total annualized return based on net asset value	22.30%	13.43%
Net assets, end of period	$305,281	$283,785
Per share market value at end of period	$14.51	$13.37
Shares outstanding end of period	20,531,948	20,518,104
Ratios/Supplemental data:(3)
Ratio of expenses before incentive fees to average net assets	8.16%	8.77%
Ratio of incentive fees to average net assets	4.09%	2.67%
Ratio of total expenses to average net assets	12.25%	11.44%
Ratio of net investment income to average net assets	8.93%	10.69%
Portfolio turnover ratio	24.56%	7.16%

(1)	Calculated using the average shares outstanding method.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the distribution reinvestment plan.
(3)	With the exception of the portfolio turnover rate, ratios are reported on an annualized basis.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
June 30, 2018
(in thousands, except share and per share data)

NOTE 9 — CHANGE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of the basic and diluted per share net increase in net assets resulting from operations:

	Three months ended June 30,		Six months ended June 30,
	2018	2017	2018	2017
Net increase in net assets resulting from operations	$19,054	$7,275	$32,907	$16,904
Weighted average shares outstanding	20,531,948	18,341,967	20,531,948	18,323,034
Basic and diluted per share net increase in net assets resulting from operations	$0.93	$0.39	$1.60	$0.91

NOTE 10 — SUBSEQUENT EVENTS

The Company has evaluated events that have occurred after the balance sheet date but before the consolidated financial statements are issued and has determined that, other than the item disclosed below, there were no additional subsequent events requiring adjustment or disclosure in the consolidated financial statements.

On July 10, 2018, the Company notified American Stock Transfer & Trust Company, LLC, the trustee for its Senior Notes, of its election to redeem the $30 million aggregate principal amount of the Senior Notes outstanding, and instructed the trustee to provide notice of such redemption to the holders of the Senior Notes in accordance with the terms of the indenture agreement under which the Senior Notes were issued. The redemption was completed on August 9, 2018, and the Senior Notes were delisted from the NASDAQ Global Select Market.

On July 13, 2018, the Company entered into an agreement (the “Note Purchase Agreement”) to sell in a private offering $30,000 aggregate principal amount of senior unsecured notes (the “Private Senior Notes”) to qualified institutional investors in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. Interest on the Private Senior Notes is payable semiannually on February 7 and August 7, at a fixed, annual rate of 6.00%. This interest rate is subject to increase (up to 6.50%) in the event that, subject to certain exceptions, the Private Senior Notes cease to have an investment grade rating. The Private Senior Notes mature on August 7, 2023, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. The Private Senior Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The closing of the transaction occurred on August 7, 2018. The Company used the net proceeds from this offering, together with cash on hand, to redeem all of its Senior Notes, as discussed above.

On August 1, 2018, the Company’s board of directors approved the renewal of the Company’s Investment Advisory Agreement with WhiteHorse Advisers for a one-year term. The Company’s board of directors considered the nature, extent and quality of the advisory and other services provided to the Company by WhiteHorse Advisers, the investment performance of the Company and WhiteHorse Advisers, the fee structures of comparable externally managed business development companies that engage in similar investing activities and various other matters.

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Directors
of WhiteHorse Finance, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of WhiteHorse Finance, Inc. (the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes and the consolidated financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control – Integrated Framework: (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations, the changes in its net assets and its cash flows for each of the years in the three-year period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control – Integrated Framework: (2013) issued by COSO.

Basis for Opinions

The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. These procedures include confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian, loan agent, borrower and other auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ Crowe LLP
Crowe LLP

As a result of affiliated fund relationships, we have served as auditor since 2006.

New York, New York
March 14, 2018

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	December 31, 2017	December 31, 2016
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$404,434	$385,216
Non-controlled affiliate company investments	36,246	26,498
Total investments, at fair value (amortized cost $448,522 and $427,689, respectively)	440,680	411,714
Cash and cash equivalents	5,219	17,036
Restricted cash and cash equivalents	3,717	11,858
Interest receivable	4,947	3,891
Receivables from investments sold	783	881
Prepaid expenses and other receivables	185	854
Total assets	$485,531	$446,234
Liabilities
Debt	$182,122	$182,338
Distributions payable	7,289	6,498
Management fees payable	7,848	5,476
Payables for investments purchased	—	995
Interest payable	527	480
Accounts payable and accrued expenses	701	1,058
Advances received from unfunded credit facilities	92	—
Total liabilities	198,579	196,845
Commitments and contingencies (See Note 7)
Net assets
Common stock, 20,531,948 and 18,303,890 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	20	18
Paid-in capital in excess of par	302,292	272,242
Accumulated overdistributed net investment income	(6,784)	(5,423)
Accumulated net realized losses on investments	(734)	(842)
Accumulated net unrealized depreciation on investments	(7,842)	(16,606)
Total net assets	286,952	249,389
Total liabilities and total net assets	$485,531	$446,234
Number of shares outstanding	20,531,948	18,303,890
Net asset value per share	$13.98	$13.63

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations
(in thousands, except share and per share data)

	Years ended December 31,
	2017	2016	2015
Investment income
From non-controlled/non-affiliate company investments
Interest income	$49,233	$48,649	$42,380
Fee income	2,858	2,290	1,894
From non-controlled affiliate company investments
Dividend income	2,713	2,910	2,800
Total investment income	54,804	53,849	47,074
Expenses
Interest expense	9,811	8,188	9,970
Base management fees	9,508	8,990	8,560
Performance-based incentive fees	6,553	6,755	4,323
Administrative service fees	696	684	1,140
General and administrative expenses	2,024	2,221	2,326
Total expenses, before fees waived	28,592	26,838	26,319
Base management fees waived	—	—	—
Total expenses, net of fees waived	28,592	26,838	26,319
Net investment income	26,212	27,011	20,755
Realized and unrealized gains (losses) on investments
Net realized gains (losses)
Non-controlled/non-affiliate company investments	108	(478)	(379)
Net realized gains (losses)	108	(478)	(379)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(1,620)	5,767	(23,404)
Non-controlled affiliate company investments	9,748	(971)	200
Net change in unrealized appreciation (depreciation)	8,128	4,796	(23,204)
Net realized and unrealized gains (losses) on investments	8,236	4,318	(23,583)
Net increase (decrease) in net assets resulting from operations	$34,448	$31,329	$(2,828)
Per Common Share Data
Basic and diluted earnings (loss) per common share	$1.77	$1.72	$(0.18)
Dividends and distributions declared per common share	$1.42	$1.42	$1.42
Basic and diluted weighted average common shares outstanding	19,433,003	18,303,890	15,319,510

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share data)

	Common Stock		Paid-in Capital in Excess of Par	Accumulated Over Distributed Net Investment Income	Accumulated Net Realized (Losses) Gains on Investments	Accumulated Net Unrealized (Depreciation) Appreciation on Investments	Total Net Assets
	Shares	Par amount
Balance at December 31, 2014	14,982,857	$15	$228,731	$(5,918)	$728	$1,802	$225,358
Stock issued in connection with distribution reinvestment plan	3,321,033	3	43,974	—	—	—	43,977
Net increase (decrease) in net assets resulting from operations	—	—	—	20,755	(379)	(23,204)	(2,828)
Distributions declared	—	—	—	(22,455)	—	—	(22,455)
Tax reclassification of stockholders’ equity	—	—	(1,026)	199	827	—	—
Balance at December 31, 2015	18,303,890	18	271,679	(7,419)	1,176	(21,402)	244,052
Stock issued in connection with rights offering	—	—	—	—	—	—	—
Stock issued in connection with distribution reinvestment plan	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	—	—	—	27,011	(478)	4,796	31,329
Distributions declared	—	—	—	(25,992)	—	—	(25,992)
Tax reclassification of stockholders’ equity	—	—	563	977	(1,540)	—	—
Balance at December 31, 2016	18,303,890	18	272,242	(5,423)	(842)	(16,606)	249,389
Stock issued in connection with public offering	2,200,000	2	30,285	—	—	—	30,287
Stock issued in connection with distribution reinvestment plan	28,058		401	—	—	—	401
Net increase in net assets resulting from operations	—	—	—	26,212	108	8,128	34,448
Distributions declared	—	—	—	(27,573)	—	—	(27,573)
Tax reclassification of stockholders’ equity	—	—	(636)	—	—	636	—
Balance at December 31, 2017	20,531,948	$20	$302,292	$(6,784)	$(734)	$(7,842)	$286,952

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows
(in thousands)

	Years ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$34,448	$31,329	$(2,828)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Paid-in-kind income	(662)	(1,037)	(1,212)
Net realized gains (losses) on investments	(108)	478	379
Net unrealized (appreciation) depreciation on investments	(8,128)	(4,796)	23,204
Accretion of discount	(3,073)	(3,258)	(1,536)
Amortization of deferred financing costs	817	856	4,055
Acquisition of investments	(137,641)	(121,476)	(167,680)
Proceeds from principal payments and sales of portfolio investments	120,646	133,718	135,002
Net changes in operating assets and liabilities:
Interest receivable	(1,056)	(484)	(705)
Prepaid expenses and other receivables	669	(662)	302
Receivable from investments sold	98	(881)	—
Payable for investments purchased	(995)	(1,870)	2,865
Management fees payable	2,372	1,663	(1,193)
Accounts payable and accrued expenses	(357)	57	342
Interest payable	47	480	—
Advances received from unfunded credit facilities	92	—	—
Net cash provided by (used in) operating activities	7,169	34,117	(9,005)
Cash flows from financing activities
Proceeds from sales of common stock, net of underwriting costs	30,287	—	43,977
Borrowings	102,567	113,250	240,000
Repayments of debt	(102,567)	(115,250)	(243,500)
Deferred financing costs	(1,033)	—	(3,569)
Distributions paid to common stockholders, net of distributions reinvested	(26,381)	(25,992)	(21,276)
Net cash provided by (used in) financing activities	2,873	(27,992)	15,632
Net change in cash, cash equivalents and restricted cash	10,042	6,125	6,627
Cash, cash equivalents and restricted cash at beginning of period	28,894	22,769	16,142
Cash, cash equivalents and restricted cash at end of period	$38,936	$28,894	$22,769
Supplemental disclosure of cash flow information:
Interest paid	$8,947	$6,852	$5,970
Supplemental noncash disclosures:
Distributions declared	$27,573	$25,992	$22,455
Distributions reinvested	401	—	—

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated statements of assets and liabilities that sum to the total of the same amounts presented in the consolidated statements of cash flows:

	December 31,
	2017	2016	2015
Cash and cash equivalents	$35,219	$17,036	$22,769
Restricted cash	3,717	11,858	—
Total cash, cash equivalents and restricted cash presented in consolidated statements of cash flows	$38,936	$28,894	$22,769

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC (f/k/a Fluent Acquisition II, LLC)
First Lien Secured Term Loan	L+ 11.50% (0.50% Floor)	13.05% (1.00% PIK)	12/08/20	25,650	$25,352	$25,651	8.94%
Outcome Health
First Lien Secured Term Loan	L+ 6.50% (1.00% Floor)	8.13%	12/22/21	14,853	13,667	12,372	4.31
				40,503	39,019	38,023	13.25
Application Software
Intermedia Holdings, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/03/25	18,000	17,680	17,892	6.24
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+ 9.25% (1.00% Floor)	10.73%	05/26/21	12,031	11,747	12,031	4.19
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00% (1.00% Floor)	9.56%	12/28/22	20,000	19,601	19,600	6.83
Rural Media Group, Inc.
First Lien Secured Term Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	7,133	6,991	6,991	2.44
First Lien Secured Delayed Draw Loan	P+ 5.75% (1.00% Floor)	10.25%	12/29/22	—	—	—	—
				27,133	26,592	26,591	9.27
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25% (1.00% Floor)	9.61%	12/23/21	23,305	22,975	23,188	8.08
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+ 9.75% (1.00% Floor)	11.32%	02/26/23	7,146	7,038	7,146	2.49
Diversified Support Services
Account Control Technology Holdings, Inc.
First Lien Secured Term Loan	L+ 8.50% (1.00% Floor)	9.88%	04/28/22	14,329	13,971	14,180	4.94
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/18/22	8,670	8,553	8,651	3.01
				22,999	22,524	22,831	7.95
Environmental & Facilities Services
Montrose Environmental Group, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	09/30/20	8,500	8,345	8,423	2.94

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+ 9.95% (1.00% Floor)	11.64%	08/10/21	13,615	$13,190	$13,479	4.70%
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	16,853	16,732	16,516	5.76
First Lien Secured Revolving Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	5,119	5,070	5,017	1.75
First Lien Secured Delayed Draw Loan	L+ 11.00% (1.00% Floor)	12.48% (1.00% PIK)	11/20/19	4,884	4,840	4,786	1.67
				40,471	39,832	39,798	13.88
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+ 9.00% (1.50% Floor)	10.50%	01/31/18	14,250	14,245	12,430	4.33
Second Lien Secured Term Loan	N/A	15.75% (2.00% PIK)	07/31/18	1,027	1,023	239	0.08
				15,277	15,268	12,669	4.41
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 9.77% (1.00% Floor)	11.34%	03/17/21	6,000	5,923	6,000	2.09
Internet Software & Services
StackPath, LLC & Highwinds Capital, Inc.
Second Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.88%	02/02/24	18,000	17,608	17,576	6.13
Investment Banking and Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien First Out Secured Term Loan	L+ 8.02% (1.00% Floor)	9.59%	05/05/22	13,163	12,905	13,042	4.55
First Lien Last Out Secured Term Loan	L+ 12.00% (1.00% Floor)	13.57%	05/05/22	4,875	4,780	4,830	1.68
				18,038	17,685	17,872	6.23
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.57% (2.00% PIK)	01/10/23	4,150	4,067	3,901	1.36
Leisure Facilities
Planet Fit Indy 10 LLC
First Lien Initial Secured Term Loan	L+ 7.25% (1.00% Floor)	8.77%	03/07/22	132	131	131	0.05
First Lien Incremental Secured Term Loan	L+ 7.25% (1.00% Floor)	8.94%	03/07/22	1,935	1,916	1,916	0.67
First Lien Initial Secured Delayed Draw Term Loan	L+ 7.25% (1.00% Floor)	8.73%	03/07/22	2,658	2,632	2,632	0.92
				4,725	4,679	4,679	1.64

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+ 11.25% (1.00% Floor)	12.61%	01/25/21	4,422	$4,402	$4,466	1.56%
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+ 7.50% (1.25% Floor)	9.10%	04/15/20	13,000	12,929	10,837	3.78
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan	L+ 11.50% (1.00% Floor)	13.19%	12/27/18	25,000	24,901	24,872	8.67
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+ 11.00% (1.00% Floor)	12.38%	04/02/18	12,044	12,003	12,044	4.20
				37,044	36,904	36,916	12.87
Research & Consulting Services
Project Time & Cost, LLC
First Lien Secured Term Loan	L+ 12.00% (0.50% Floor)	13.53%	10/09/20	9,104	9,004	8,440	2.94
Security & Alarm Services
SecurAmerica, LLC
First Lien Secured Term Loan	L+ 9.50% (1.00% Floor)	10.92%	11/17/22	11,320	11,044	11,084	3.86
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+ 9.00% (1.25% Floor)	10.57%	07/01/20	19,000	18,912	19,000	6.62
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	25,000	24,855	24,760	8.63
Second Lien Secured Revolving Loan	L+ 10.25% (1.00% Floor)	11.63%	06/25/20	5,000	4,971	4,952	1.73
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75% (1.00% Floor)	12.11%	03/09/22	20,000	19,696	20,000	6.97
				50,000	49,522	49,712	17.33
Trucking
Sunteck/TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00% (1.00% Floor)	10.59%	06/15/22	3,500	3,450	3,456	1.20
Total Debt Investments				413,668	407,149	402,531	140.31
Equity Investments
Advertising
Cogint, Inc. (f/k/a IDI, Inc.)(4)	N/A	N/A	12/08/25	187	560	821	0.29
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	14	0.00
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2017
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(7)	Fair Value As A Percentage of Net Assets
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	$—	$296	0.10%
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	296	0.10
				9	—	902	0.30
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	17,314	6.03
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	N/A	143	—	428	0.15
				679	20,693	17,742	6.18
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	06/13/20	20,000	20,120	18,504	6.45
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	180	0.06
Total Equity Investments				20,875	41,373	38,149	13.28
Total Investments				434,543	$448,522	$440,680	153.59%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 1.6%, 1.7% and 1.8%, respectively, as of December 31, 2017. The Prime was 4.5% as of December 31, 2017.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/Share Amount	Amortized Cost	Fair Value(7)	Fair Value as a Percentage Of Net Assets
North America
Debt Investments
Advertising
Outcome Health
First Lien Secured Term Loan	L+6.50% (1.00% Floor)	7.50%	12/22/21	18,500	$16,652	$16,872	6.77%
Fluent Acquisition II, LLC
First Lien Secured Term Loan	L+11.50% (0.50% Floor)	12.19% (1.00% PIK)	12/8/20	26,885	26,466	26,745	10.72
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+10.00% (1.00% Floor)	11.00%	9/15/20	16,149	16,029	15,597	6.25
				61,534	59,147	59,214	23.74
Auto Parts & Equipment
Crowne Group, LLC
First Lien Secured Term Loan	L+9.25% (1.00% Floor)	10.25%	5/26/21	12,406	12,027	12,282	4.92
Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50% (1.00% Floor)	11.50%	6/27/19	14,850	14,850	14,776	5.92
Data Processing & Outsourced Services
FPT Operating Company, LLC/ TLabs Operating Company, LLC
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/23/21	23,750	23,329	23,370	9.37
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+9.75% (1.00% Floor)	10.75%	2/26/23	7,146	7,017	7,146	2.87
Distributors
360 Holdings III Corp.
First Lien Secured Term Loan	L+9.00% (1.00% Floor)	10.00%	10/1/21	9,875	9,549	9,875	3.96
Diversified Support Services
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+9.50% (1.00% Floor)	10.50%	9/18/22	8,670	8,528	8,462	3.39
Electronic Equipment & Instruments
AP Gaming I, LLC(4)
First Lien Secured Term Loan	L+8.25% (1.00% Floor)	9.25%	12/20/20	9,700	9,533	9,523	3.82
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan	L+9.95% (1.00% Floor)	10.95%	8/10/21	13,930	13,375	13,610	5.46
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	17,538	17,343	17,461	7.00

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/Share Amount	Amortized Cost	Fair Value(7)	Fair Value as a Percentage Of Net Assets
First Lien Secured Revolving Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	5,068	$4,992	$5,046	2.02%
First Lien Secured Delayed Draw Term Loan	L+11.00% (1.00% Floor)	12.00% (1.00% PIK)	11/20/19	5,083	5,012	5,061	2.03
				41,619	40,722	41,178	16.51
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+10.25% (1.00% Floor)	11.25%	6/30/19	23,183	22,964	23,183	9.30
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+9.00% (1.50% Floor)	10.50%	1/31/18	14,438	14,375	12,569	5.04
Second Lien Secured Term Loan	N/A	15.75%	7/31/18	1,000	986	594	0.24
				38,621	38,325	36,346	14.58
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75% (1.25% Floor)	9.00%	4/30/21	9,090	9,067	8,841	3.55
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	L+11.14% (1.00% Floor)	12.14%	3/17/21	6,000	5,899	5,895	2.36
Office Service & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+11.25% (1.00% Floor)	12.25%	1/25/21	5,000	4,970	4,930	1.98
Oil & Gas Drilling
ProPetro Services, Inc.(4)
First Lien Secured Term Loan	L+6.25% (1.00% Floor)	7.25%	9/30/19	8,284	8,246	7,189	2.88
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50% (1.25% Floor)	8.75%	4/15/20	13,000	12,898	9,939	3.99
Other Diversified Financial Services
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	4/2/18	8,934	8,860	8,904	3.57
Sigue Corporation(4)
Second Lien Secured Term Loan	L+11.00% (1.00% Floor)	12.00%	12/27/18	25,000	24,801	24,200	9.70
				33,934	33,661	33,104	13.27
Research & Consulting Services
Project Time & Cost, LLC(4)
First Lien Secured Term Loan	L+12.00% (0.50% Floor)	12.74%	10/9/20	10,105	9,953	9,845	3.95

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal/Share Amount	Amortized Cost	Fair Value(7)	Fair Value as a Percentage Of Net Assets
Specialized Consumer Services
Pre-Paid Legal Services, Inc.(4)
Second Lien Secured Term Loan	L+9.00% (1.25% Floor)	10.25%	7/1/20	19,000	$18,882	$19,000	7.62%
Specialized Finance
Golden Pear Funding III, LLC(5)
Second Lien Secured Term Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	25,000	24,797	24,732	9.92
Second Lien Secured Revolving Loan	L+10.25% (1.00% Floor)	11.25%	6/25/20	5,000	4,959	4,947	1.98
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+10.75% (1.00% Floor)	11.75%	3/1/22	20,000	19,623	19,650	7.88
				50,000	49,379	49,329	19.78
Trucking
Fox Rent A Car, Inc.
First Lien Secured Term Loan	L+12.00% (0.62% Floor)	12.62%	9/30/17	7,500	7,455	7,410	2.97
Sunteck/TSS Holdings, LLC
Second Lien Secured Term Loan	L+9.00% (1.00% Floor)	10.00%	6/15/22	3,500	3,439	3,454	1.39
				11,000	10,894	10,864	4.35
Total Debt Investments				393,584	386,876	381,108	152.88
Equity Investments
Advertising
IDI, Inc. Warrants(4)	N/A	N/A	12/8/25	187	—	—	—
Food Retail
Crews of California, Inc. Warrants(4)	N/A	N/A	12/31/24	—	—	2,426	0.97
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	417	0.17
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	871	0.35
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	12/31/24	3	—	232	0.09
				9	—	3,946	1.58
Other Diversified Financial Services
Aretec Group, Inc.(4)(5)(6)	N/A	N/A	N/A	536	20,693	7,505	3.01
Specialized Finance
NMFC Senior Loan Program I LLC Units(4)(5)(6)	N/A	N/A	6/10/19	20,000	20,120	18,993	7.62
Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	N/A	—	—	162	0.06
Total Equity Investments				20,732	40,813	30,606	12.21
Total Investments				414,316	$427,689	$411,714	165.09%

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the 1940 Act and provide collateral for the Company’s credit facility.
(2)	The investments bear interest at a rate that may be determined by reference to the LIBOR, which resets monthly, quarterly or semiannually, or the Prime. The one, three and six-month LIBOR were 0.8%, 1.0% and 1.3%, respectively, as of December 31, 2016. The Prime was 3.75% as of December 31, 2016.

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments – (continued)
December 31, 2016
(in thousands)

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the PIK interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 83% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs. See Note 4.

See notes to consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, WhiteHorse Finance elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). WhiteHorse Finance’s common stock trades on the NASDAQ Global Select Market under the symbol “WHF.”

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing lower middle market companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”) and have a term of three to six years. While the Company focuses principally on originating senior secured loans to lower middle market companies, it may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”). H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”) provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of WhiteHorse Finance, Inc. and its wholly owned subsidiaries, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”) and WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”). The Company meets the definition of an investment company under Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies, and therefore applies the accounting and reporting guidance discussed therein to its consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial results as of and for the periods presented.

Reclassifications:  Certain reclassifications have been made to prior fiscal year amounts or balances to conform to the presentation in the current fiscal year. These reclassifications had no effect on the consolidated results of operations or financial position for any period presented.

Principles of Consolidation:  Under the investment company rules and regulations pursuant to ASC Topic 946, WhiteHorse Finance is precluded from consolidating any entity other than another investment company. As provided under ASC Topic 946, WhiteHorse Finance generally consolidates any investment company when it owns 100% of its partners’ or members’ capital or equity units.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, and such valuations are reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages independent external valuation firms to periodically review material investments. These external reviews are used by the board of directors to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the consolidated statements of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Investment Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business.

Closing fees associated with investments in portfolio companies are deferred and recognized as interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable, and are included in fee income on the consolidated statements of operations.

The Company may invest in loans that contain a payment-in-kind (“PIK”) interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates to the extent such amounts are expected to be collected.

Dividend income is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Non-accrual loans:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s revolving credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that represents interest or fee income is transferred to unrestricted cash accounts by the trustee generally once a quarter after the payment of operating expenses and amounts due under the Company’s revolving credit facility.

Offering Costs:  The Company may incur legal, accounting, regulatory, investment banking and other costs in relation to equity offerings. Offering costs are deferred and charged against paid-in capital in excess of par on completion of the related offering.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings. Deferred financing costs are presented in the consolidated statements of assets and liabilities as a direct reduction from the carrying amount of the related debt liability.

Income Taxes:  The Company elected to be treated as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, among other requirements, the Company is required to distribute dividends for U.S. federal income tax purposes to its shareholders each taxable year generally of an amount at least equal to 90% of the sum of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company will incur a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year (taking into account certain deferrals and elections), (2) 98.2% of capital gains in excess of capital losses, adjusted for certain ordinary losses, for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain income for preceding years that were not distributed during such years and on which the Company incurred no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount, if any, that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit or expense that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Any tax positions not deemed to satisfy the more likely than not threshold, are reversed and recorded as tax benefit or tax expense, as appropriate, in the current year. Management has analyzed the Company’s tax positions, and the Company has concluded that the Company did not have any unrecognized tax benefits or unrecognized tax liabilities related to uncertain tax positions as of December 31, 2017 and December 31, 2016.

Penalties or interest that may be assessed related to any income taxes would be classified as general and administrative expenses on the consolidated statements of operations. The Company had no amounts accrued

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

for interest or penalties as of December 31, 2017 or December 31, 2016. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months. The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities. Tax returns for each of the federal tax years since 2014 remain subject to examination by the Internal Revenue Service.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” distribution reinvestment plan for common stockholders. As a result, if the Company declares a distribution or other dividend, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of the Company’s investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Recent Accounting Pronouncements:  During March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, to amend the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, entities generally amortize the premium as an adjustment of yield over the contractual life of the instrument. The new guidance shortened the amortization period for the premium to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. The amendments in this guidance are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures and does not expect this guidance to have a material impact as the Company does not hold any material purchased callable debt securities at a premium.

During January 2017, the FASB issued ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The new guidance is expected to reduce the number of transactions that need to be further evaluated as businesses. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted for certain types of transactions.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company does not expect the adoption of this standard to have any material impact on its financial condition, results of operations or cash flows.

During November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts presented on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted. The amendment should be adopted retrospectively. The Company adopted this ASU effective December 31, 2017. The adoption of this ASU impacted the presentation of cash and cash equivalents on the consolidated statements of cash flows with inclusion of restricted cash for each of the periods presented. As of December 31, 2017 and December 31, 2016, the Company had $3,717 and $11,858 of restricted cash, respectively, reported within its consolidated statements of assets and liabilities.

During August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted. The Company is currently evaluating the impact that ASU 2016-15 would have on its consolidated financial statements and related disclosures. Since the guidance only affects the presentation of its consolidated statements of cash flows, the Company does not expect this guidance to have any impact on its financial condition or its results of operations.

During March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force ), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts and requires that an entity assess the embedded call (put) options solely in accordance with the four-step decision sequence in ASC Topic 815. ASU 2016-06 is effective for fiscal years beginning after December 15, 2016. Early adoption is permitted. The Company adopted this ASU during the year ended December 31, 2017, and the adoption of this standard did not have any material impact on its results of operations or cash flows.

During January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, this ASU changes the disclosure requirements for financial instruments. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. Early adoption is permitted for certain provisions. The Company is currently evaluating the impact that ASU 2016-01 would have on its consolidated financial statements and related disclosures and does not expect the guidance to have a material impact as the Company does not hold any investments at amortized cost.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2014-09 are effective for annual reporting periods, including interim periods within those reporting periods, beginning after December 15, 2017. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU 2014-09. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606). The amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” All of the guidance issued in conjunction with ASU 2014-09 have the same effective date as the original standard and should be adopted concurrent with the adoption of ASU 2014-09. The Company will adopt the provisions of the ASU effective January 1, 2018 using the modified retrospective approach. The Company evaluated the revenue recognition for all contracts within this scope under existing accounting standards and all of the guidance issued in conjunction with ASU 2014-09 and has determined that there were no differences in the amounts recognized or the pattern of recognition. Therefore, the adoption of this guidance did not result in an adjustment to the Company’s retained earnings on January 1, 2018.

NOTE 3 — INVESTMENTS

Investments consisted of the following:

	December 31, 2017		December 31, 2016
	Cost	Fair Value	Cost	Fair Value
First lien secured loans	$232,786	$230,261	$246,909	$245,213
Second lien secured loans	174,363	172,270	139,967	135,895
Equity	41,373	38,149	40,813	30,606
Total	$448,522	$440,680	$427,689	$411,714

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

The following table shows the portfolio composition by industry grouping at fair value:

	December 31, 2017		December 31, 2016
Advertising	$38,844	8.81%	$59,214	14.38%
Application Software	17,892	4.06	—	—
Auto Parts & Equipment	12,031	2.73	12,282	2.98
Broadcasting	26,591	6.03	14,776	3.59
Data Processing & Outsourced Services	23,188	5.26	23,370	5.68
Department Stores	7,146	1.62	7,146	1.74
Distributors	—	—	9,875	2.40
Diversified Support Services	22,831	5.18	8,462	2.06
Electronic Equipment & Instruments	—	—	9,523	2.31
Environmental & Facilities Services	8,423	1.91	—	—
Food Retail	40,700	9.24	45,124	10.96
Health Care Facilities	12,669	2.87	36,346	8.83
Integrated Telecommunication Services	—	—	8,841	2.15
Internet Retail	6,000	1.36	5,895	1.43
Internet Software & Services	17,576	3.99	—	—
Investment Banking & Brokerage	17,872	4.06	—	—
IT Consulting & Other Services	3,901	0.89	—	—
Leisure Facilities	4,679	1.06	—	—
Office Services & Supplies	4,466	1.01	4,930	1.20
Oil & Gas Drilling	—	—	7,189	1.75
Oil & Gas Exploration & Production	10,837	2.46	9,939	2.41
Other Diversified Financial Services	54,658	12.40	40,609	9.86
Research & Consulting Services	8,440	1.92	9,845	2.39
Security & Alarm Services	11,084	2.52	—	—
Specialized Consumer Services	19,000	4.31	19,000	4.61
Specialized Finance	68,216	15.48	68,322	16.59
Trucking	3,636	0.83	11,026	2.68
Total	$440,680	100.00%	$411,714	100.00%

The portfolio companies underlying the investments are located in the United States. As of December 31, 2017 and 2016, the weighted average remaining term of the Company’s debt investments was approximately 3.4 years and 3.7 years, respectively.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 3 — INVESTMENTS  – (continued)

As of December 31, 2017 and 2016, the Company had no non-accrual loans.

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the year ended December 31, 2017:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2016	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at December 31, 2017
Aretec Group, Inc.	Equity	$—	$7,505	$—	$—	$—	$9,809	$17,314
NMFC Senior Loan Program I LLC Units	Equity	2,713	18,993	—	—	—	(489)	18,504
RCS Creditor Trust Class B Units	Equity	—	—	—		—	428	428
Total		$2,713	$26,498	$—	$—	$—	$9,748	$36,246

The following table presents the schedule of investments in and advances to affiliated persons (as defined by the 1940 Act) as of and for the year ended December 31, 2016:

Affiliated Person(1)	Type of Asset	Amount of dividends and interest included in income	Beginning Fair Value at December 31, 2015	Purchases/ Conversions	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Ending Fair Value at December 31, 2016
Aretec Group, Inc.	Equity	$—	$—	$7,269	$—	$—	$236	$7,505
NMFC Senior Loan Program I LLC Units	Equity	2,910	20,200	—	—	—	(1,207)	18,993
Total		$2,910	$20,200	$7,269	$—	$—	$(971)	$26,498

(1)	Refer to the consolidated schedule of investments for the principal amount, industry classification and other security detail of each portfolio company.

During the fourth quarter of 2015, the Company placed its second lien investment in RCS Capital Corporation on non-accrual status in anticipation of a voluntary petition for a “pre-packaged” Chapter 11 Bankruptcy in the U.S. Bankruptcy Court for the District of Delaware, which was filed on January 31, 2016. On May 23, 2016, the Company’s second lien investment, with a cost basis of $20,693, converted to 536,042 shares of common stock in Aretec Group, Inc. (previously known as RCS Capital Corporation). As of December 31, 2017, the fair value of the Company’s investment in Aretec Group, Inc. was $17,314. As of December 31, 2016, the fair value of the Company’s investment in Aretec Group, Inc. was $7,505.

NOTE 4 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. During the years ended December 31, 2017 and 2016, there were no changes in the observability of valuation inputs that would have resulted in a reclassification of assets between any levels.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Company’s investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
First lien secured loans	—	—	$230,261	$230,261
Second lien secured loans	—	—	172,270	172,270
Equity	821	—	37,328	38,149
Total investments	821	—	$439,859	$440,680

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
First lien secured loans	—	—	$245,213	$245,213
Second lien secured loans	—	—	135,895	135,895
Equity	—	—	30,606	30,606
Total investments	—	—	$411,714	$411,714

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measured at fair value using Level 3 inputs for the year ended December 31, 2017:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$245,213	$135,895	$30,606	$411,714
Funding of investments	93,561	43,520	—	137,081
Non-cash interest income	634	28	—	662
Accretion of discount	2,575	498	—	3,073
Proceeds from pay downs and sales	(110,978)	(9,668)	—	(120,646)
Realized gains	85	23	—	108
Net unrealized (depreciation) appreciation	(829)	1,974	6,722	7,867
Fair value, end of period	$230,261	$172,270	$37,328	$439,859
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2017	(1,902)	1,753	6,722	6,573

The following table presents the changes in investments measured at fair value using Level 3 inputs for the year ended December 31, 2016:

	First Lien Secured Loans	Second Lien Secured Loans	Equity	Total Investments
Fair value, beginning of period	$215,641	$178,196	$21,506	$415,343
Funding of investments	79,972	41,504	—	121,476
Non-cash interest income	696	341	—	1,037
Accretion of discount	1,575	1,724	(41)	3,258
Proceeds from pay downs and sales	(53,300)	(79,761)	(657)	(133,718)
Realized (losses) gains	(1,135)	—	657	(478)
Net unrealized appreciation	1,764	1,153	1,879	4,796
Conversions from debt to equity	—	(7,262)	7,262	—
Fair value, end of period	$245,213	$135,895	$30,606	$411,714
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2016	(666)	2,085	2,821	4,240

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and exit multiples. A significant increase or decrease in the discount rate in isolation would result in significantly lower or higher fair value measurement, respectively. A significant increase or decrease in the market quote for an investment would in isolation result in significantly higher or lower fair value measurement, respectively. A significant increase or decrease in the exit multiple would in isolation result in significantly higher or lower fair value measurement, respectively. As the fair value of a debt investment diverges from par, which would generally be the case for non-accrual loans, the fair value measurement of that investment is more susceptible to significant volatility from changes in exit multiples as a significant unobservable input.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at December 31, 2017	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$143,483	Discounted cash flows	Discount rate Exit multiple	10.8% – 79.8% (20.4%) 2.6x – 7.0x (5.8x)
	86,778	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.7% – 15.2% (12.2%) 81.0 – 99.0 (94.9) 5.0x – 8.5x (6.4x)
	230,261
Second lien secured loans	96,021	Discounted cash flows	Discount rate Exit multiple	11.7% – 112.2% (14.1%) 2.6x – 8.0x (7.3x)
	46,911	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	9.7% – 15.3% (12.5%) 89.0 – 100.3 (96.5) 5.0x – 8.5x (6.5x)
	4,466	Expected repayment	Repayment price	101.0
	24,872	Weighting of discounted cash flows and expected repayment	Discount rate Repayment price	15.4% 100.0
	172,270
Common Equity	18,504	Discounted cash flows	Discount rate	11.3%
	428	Consensus pricing	Market quotes	$3.0/s
	17,314	Weighting of discounted cash flows, market multiple and consensus pricing	Discount rate Exit multiple Market quotes	19.0% 7.3x $38.0/s
	36,246
Warrant	902	Discounted cash flows and Option-pricing method	Discount rate Exit multiple Volatility	27.0% 4.5x 25.0%
	180	Market multiple	Exit multiple	7.5x
	1,082
Total Level 3 investments	$439,859

Investment Type	Fair Value at December 31, 2016	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
First lien secured loans	$162,078	Discounted cash flows	Discount rate Exit multiple	11.8% – 15.7% (13.3%) 5.0x – 16.6x (6.9x)
	83,135	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	8.5% – 23.2% (13.0%) 77.3 – 98.9 (92.5) 3.5x – 8.0x (5.9x)
	245,213
Second lien secured loans	66,549	Discounted cash flows	Discount rate Exit multiple	12.1% – 66.8% (14.6%) 2.8x – 4.5x (4.2x)
	69,346	Weighting of discounted cash flows and consensus pricing	Discount rate Market quotes Exit multiple	11.0% – 19.2% (13.5%) 83.8 – 100.0 (95.7) 5.0x – 8.5x (6.4x)
	135,895
Common Equity	18,993	Discounted cash flows	Discount rate	11.8%
	7,505	Weighting of discounted cash flows, market multiple and consensus pricing	Discount rate Exit Multiple Market quotes	20.2% 7.0x $14.5/s
	26,498
Warrants	4,108	Discounted cash flows, Option-pricing method	Discount rate Exit Multiple Volatility	18.0% – 25.0% (18.0%) 6.0x – 16.6x (6.4x) 25.0%
Total Level 3 investments	$411,714

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 4 — FAIR VALUE MEASUREMENTS  – (continued)

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. The valuation methods selected for a particular investment are based on the circumstances and on the sufficiency of data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires a greater degree of judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

The following table presents the amortized cost and fair values of the Company’s borrowings as of December 31, 2016 and 2015. The amortized cost disclosed below excludes debt issuance costs. The fair values of the credit facility and the unsecured term loan were estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available. The fair value of the 6.5% senior notes due 2020, (the “Senior Notes”) was estimated using the unadjusted quoted price as of the valuation date.

	Fair Value Level	December 31, 2017		December 31, 2016
		Amortized Cost	Fair Value	Amortized Cost	Fair Value
JPM Credit Facility	3	$155,000	$157,139	$155,000	$156,786
Senior Notes	2	30,000	30,666	30,000	30,727
		$185,000	$187,805	$185,000	$187,513

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after giving effect to such borrowing. As of December 31, 2017 and December 31, 2016, the Company’s asset coverage for borrowed amounts was 255.1% and 234.8%, respectively.

Total borrowings outstanding and available as of December 31, 2017, was as follows:

	Maturity	Rate	Face Amount	Available
JPM Credit Facility	2021	L+2.75%	$155,000	$45,000
Senior Notes	2020	6.50%	30,000	—
Total debt			185,000	$45,000
Debt issuance cost			(2,878)
Total debt net issuance cost			$182,122

Total borrowings outstanding and available as of December 31, 2016, was as follows:

	Maturity	Rate	Face Amount	Available
JPM Credit Facility	2019	L+2.90%	$155,000	$45,000
Senior Notes	2020	6.50%	30,000	—
Total debt			185,000	$45,000
Debt issuance cost			(2,662)
Total debt net issuance cost			$182,338

Credit Facility:  On December 23, 2015, WhiteHorse Credit entered into a $200,000 revolving credit and security agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender (the “Credit Facility”). On June 27, 2016, the Credit Facility was amended and restated to clarify certain terms. On June 29, 2017, WhiteHorse Credit and JPMorgan again amended and restated the terms of the Credit Facility to, among other things, (i) extend the maturity date to December 29, 2021, (ii) increase the amount contained within the accordion feature which allows for the expansion of the borrowing limit from $220,000 to $235,000 and (iii) reduce the interest rate spread applicable on outstanding borrowings to 2.75%.

The Credit Facility bears interest at LIBOR plus 2.75% on outstanding borrowings. The Company is required to pay a non-usage fee which accrued at 0.50% per annum through September 22, 2016, and at 1.00% per annum thereafter (or 0.60% per annum with respect to any date in which the aggregated amount of outstanding borrowings is greater than 77.5% of the total commitments), on the average daily unused amount of the financing commitments to the extent the aggregate principal amount available under the Credit Facility has not been borrowed. The commitment fee was waived through September 22, 2016 while borrowings under the Credit Facility exceeded $100,000. Prior to December 29, 2020, the Company, at its discretion and option, may increase the total borrowing limit under the Credit Facility from $200,000 to $235,000 (with the required minimum outstanding borrowings also increasing from $155,000 to $175,000) by submitting written notification of such intent and subject to consent from the lender and other terms provided for under the Credit Facility. In connection with the Credit Facility, WhiteHorse Credit pledged securities with a fair value of approximately $376,126 as of December 31, 2017 as collateral. The Credit Facility has a final maturity date of December 29, 2021.

Under the Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. As of December 31, 2017, the Company had $155,000 in outstanding borrowings and $45,000 undrawn under the Credit Facility. Weighted average outstanding

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 5 — BORROWINGS  – (continued)

borrowings were $164,398 at a weighted average interest rate of 4.01% for year ended December 31, 2017. At December 31, 2017, the interest rate in effect was 4.24%. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At December 31, 2017, approximately $45,000 was available to be drawn by the Company based on these requirements.

Senior Notes:  On July 23, 2013, the Company completed a public offering of $30,000 of aggregate principal amount of the Senior Notes, the net proceeds of which were used to reduce outstanding obligations under the Company’s unsecured term loan, which was repaid in full on June 30, 2016. Interest on the Senior Notes is paid quarterly on March 31, June 30, September 30 and December 31, at an annual rate of 6.50%. The Senior Notes are currently redeemable at the Company’s option and mature on July 31, 2020. The Senior Notes are the Company’s direct senior unsecured obligations and are structurally subordinate to borrowings under the Credit Facility. The Senior Notes are listed on the NASDAQ Global Select Market under the symbol “WHFBL.”

NOTE 6 — RELATED PARTY TRANSACTIONS

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). The Company’s board of directors most recently reapproved the Investment Advisory Agreement on August 3, 2017. Subject to the overall supervision of the Company’s board of directors, WhiteHorse Advisers manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. Base management fees for any partial month or quarter is appropriately pro-rated. During the years ended December 31, 2017, 2016 and 2015, the Company incurred base management fees of $9,508, $8,990 and $8,560, respectively.

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the incentive Fee Cap and Deferral Mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to its investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement. The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period consisted of fewer than 12 full fiscal quarters.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears and is determined based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to the Company’s investment adviser. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Company’s investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee, which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and equals 20% of cumulative aggregate realized capital gains from January 1 through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of each year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even after incurring a loss in that quarter due to realized and unrealized capital losses. During the years ended December 31, 2017, 2016 and 2015, the Company incurred performance-based incentive fees of $6,553, $6,755 and $4,323, respectively.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 6 — RELATED PARTY TRANSACTIONS  – (continued)

to enable the Company to operate. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which such third party received reimbursement from the Company.

During the years ended December 31, 2017, 2016 and 2015, the Company incurred allocated administrative service fees of $696, $684 and $1,140, respectively.

Co-investments with Related Parties:  At December 31, 2017 and 2016, certain officers or employees affiliated with or employed by WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $61 and $27, respectively.

At December 31, 2017 and 2016, certain funds affiliated with WhiteHorse Advisers and its related entities maintained co-investments in the Company’s investments of $480,752 and $243,627.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Commitments:  In the normal course of business, the Company is party to financial instruments with off-balance-sheet risk to meet the financing needs of its borrowers. These financial instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statement of assets and liabilities. The Company attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of December 31, 2017, the Company had commitments to fund approximately $6.4 million of revolving lines of credit or delayed draw facilities. As of December 31, 2016, the Company had no commitments to fund revolving lines of credit or delayed draw facilities to the Company’s portfolio companies. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as revolving credit arrangements or similar transactions. These commitments are often subject to financial or non-financial milestones and other conditions to borrow that must be achieved before the commitment can be drawn. In addition, the commitments generally have fixed expiration dates or other termination clauses. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 7 — COMMITMENTS AND CONTINGENCIES  – (continued)

made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal Proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 8 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Years Ended December 31,
	2017	2016	2015	2014	2013
Per share data:(1)
Net asset value, beginning of period	$13.63	$13.33	$15.04	$15.16	$15.30
Issuance of common stock	—	—	(0.11)	—	0.01
Offering costs	—	—	(0.07)	—	—
Investment operations:
Net investment income	1.35	1.48	1.36	1.13	1.29
Net realized and unrealized (losses) gains on investments	0.42	0.24	(1.47)	0.17	(0.02)
Net increase in net assets resulting from operations	1.77	1.72	(0.11)	1.30	1.27
Distributions declared	(1.42)	(1.42)	(1.42)	(1.42)	(1.42)
Net asset value, end of period	$13.98	$13.63	$13.33	$15.04	$15.16
Total return based on market value(2)	10.27%	6.01%	(0.61)%	(23.56)%	2.03%
Total return based on net asset value	12.69%	12.64%	(1.24)%	8.52%	8.32%
Net assets, end of period	$286,952	$249,389	$244,052	$225,358	$227,002
Per share market value at end of period	$13.42	$12.17	$11.48	$11.55	$15.11
Shares outstanding end of period	20,531,948	18,303,890	18,303,890	14,982,857	14,977,056
Ratios/Supplemental Data:
Ratio of expenses before incentive fees to average net assets	8.12%	8.03%	9.66%	7.48%	5.91%
Ratio of incentive fees to average net assets	2.42%	2.80%	1.90%	1.48%	2.10%
Ratio of total expenses to average net assets	10.54%	10.83%	11.56%	8.96%	8.01%
Ratio of net investment income to average net assets	9.66%	10.90%	9.11%	7.41%	8.45%
Portfolio turnover ratio	27.96%	29.38%	32.97%	40.01%	74.83%

(1)	Calculated using the weighted average shares outstanding for the period.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the distribution reinvestment plan.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions.

WhiteHorse Advisers did not waive any base management fees during the years ended December 31, 2017, 2016 and 2015.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

During the year ended December 31, 2014, WhiteHorse Advisers irrevocably waived $447 of base management fees. Had WhiteHorse Advisers not waived these fees, the annualized ratios of expense without incentive fees, incentive fees and total expenses to average net assets would have been 7.68%, 1.36% and 9.04% for the year ended December 31, 2014.

During the year ended December 31, 2013, WhiteHorse Advisers irrevocably waived $248 of base management fees. Had WhiteHorse Advisers not waived these fees, the annualized ratios of expense without incentive fees, incentive fees and total expenses to average net assets would have been 6.02%, 2.07% and 8.09% for the year ended December 31, 2013.

NOTE 9 — INCOME TAXES

The Company has elected to be treated as a RIC under Subchapter M of the Code, and as a result must distribute substantially all of its taxable income. Accordingly, no provision for federal income tax has been made in the consolidated financial statements.

The Company distributed 100% of its taxable income in each of its fiscal and taxable years.

Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences have no impact on net assets. Such reclassifications have been reflected in the consolidated statements of changes in net assets.

The reconciliation of net increase in net assets resulting from operations to taxable income is as follows:

	Years ended December 31,
	2017	2016	2015
Net (decrease) increase in net assets resulting from operations	$34,448	$31,329	$(2,828)
Change in net unrealized (appreciation) depreciation on investments	(8,128)	(4,796)	23,204
Other book-to-tax differences	(63)	462	99
Taxable income before deductions for distributions	$26,257	$26,995	$20,475

The tax character of distributions was as follows:

	Years ended December 31,
	2017		2016		2015
Ordinary income	$26,716	96.9%	$25,992	100.0%	$21,654	96.4%
Return of capital	—	—	—	—	801	3.6
Long-term capital gains	857	3.1%	—	—	—	—
Total distributions	$27,573	100.0%	$25,992	100.0%	$22,455	100.0%

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the current fiscal year, permanent differences primarily due to the capital gain reclassification of fee income resulted in a net decrease in paid-in capital, and a net decrease in accumulated net realized losses on investments. During the year ended December 31, 2016, permanent differences primarily due to the capital gain reclassification of fee income resulted in a net decrease in paid-in capital, and a net decrease in accumulated net realized losses on investments. During the year ended December 31, 2015, permanent differences primarily due to return of capital distributions paid, the capital loss

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 9 — INCOME TAXES  – (continued)

reclassification of premium amortization, and the capital gain reclassification of fee income resulted in a net decrease in additional paid-in capital, a net decrease in distributions in excess of net income and a net decrease of accumulated net realized losses on investments. These reclassifications had no net effect on net assets.

As of December 31, 2017, 2016 and 2015, the tax basis components of distributable earnings were as follows:

	December 31,
	2017	2016	2015
Accumulated capital and other losses	$—	$(655)	$(583)
Net unrealized (depreciation) appreciation on investments	(8,256)	(16,720)	(20,564)
Distributions deferred	(7,104)	(5,495)	(6,498)
Total (accumulated deficit) distributable earnings – tax basis	$(15,360)	$(22,870)	$(27,645)

There were no late year ordinary losses for the fiscal years ended December 31, 2017 and December 31, 2016.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. The Company is permitted to carry forward capital losses incurred in taxable years beginning December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2017, the Company did not have any short-term or long-term capital loss carryforwards. As of December 31, 2016, the Company had short-term and long-term capital loss carryforwards of $7 and $648, respectively.

As of December 31, 2017, the cost of investments for U.S. federal income tax purposes was $448,937, resulting in net unrealized depreciation of $8,256. This is comprised of gross unrealized appreciation of $3,953 and gross unrealized depreciation of $12,209 on a tax basis. As of December 31, 2016, the cost of investments for U.S. federal income tax purposes was $427,799, resulting in net unrealized depreciation of $16,720. This is comprised of gross unrealized appreciation of $6,240 and gross unrealized depreciation of $22,960 on a tax basis.

The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the period presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. Tax returns for each of the federal tax years since 2014 remain subject to examination by the Internal Revenue Service.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements
December 31, 2017
(in thousands, except share and per share data)

NOTE 10 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2017
	Q4	Q3	Q2	Q1
Total investment income	$13,920	$13,024	$14,285	$13,575
Net investment income	6,804	5,950	6,936	6,522
Net realized and unrealized gains on investments	1,684	3,106	339	3,107
Net increase in net assets resulting from operations	8,488	9,056	7,275	9,629
Earnings per share	0.41	0.45	0.39	0.53
Net asset value per share	$13.98	$13.92	$13.83	$13.80

	2016
	Q4	Q3	Q2	Q1
Total investment income	$13,359	$14,030	$13,050	$13,410
Net investment income	6,555	7,268	6,426	6,762
Net realized and unrealized gains (losses) on investments	2,519	1,326	1,703	(1,230)
Net increase in net assets resulting from operations	9,074	8,594	8,129	5,532
Earnings per share	0.50	0.47	0.44	0.30
Net asset value per share	$13.63	$13.48	$13.37	$13.28

	2015
	Q4	Q3	Q2	Q1
Total investment income	$11,934	$11,707	$12,162	$11,271
Net investment income	3,873 (1)	5,662	5,886	5,334
Net realized and unrealized losses on investments	(18,652)	(4,234)	(136)	(561)
Net (decrease) increase in net assets resulting from operations	(14,779)	1,428	5,750	4,773
Earnings per share	(0.98)	0.10	0.38	0.32
Net asset value per share	$13.33	$14.77	$15.03	$15.00

(1)	Includes $3.2 million of accelerated amortization of debt acquisition costs related to the refinancing of the Company’s revolving credit facility on December 23, 2015.

$

% NOTES DUE 2025

WHITEHORSE FINANCE, INC.

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Ladenburg Thalmann	BB&T Capital Markets	Janney Montgomery Scott

Lead Managers

B. Riley FBR	Incapital	Oppenheimer & Co.

The date of this prospectus supplement is November   , 2018.